UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934
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Soliciting Material Pursuant to §240.14a-12

CURO Group Holdings Corp.
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CURO

Proxy Statement

2021 Annual Meeting of Stockholders

CURO
GROUP HOLDINGS CORP

3527 North Ridge Road
Wichita, Kansas 67205
NOTICE OF 2021 ANNUAL MEETING OF STOCKHOLDERS
To Our Stockholders,
We invite you to attend the 2021 Annual Meeting of Stockholders (the “Annual Meeting”) of CURO Group Holdings Corp. (the “Company”) on Thursday, June 17, 2021 at 2:00 p.m. ET. The Annual Meeting will be a virtual meeting conducted exclusively via live webcast at www.virtualshareholdermeeting.com/CURO2021. At the Annual Meeting, stockholders will vote on the following items:
1.
Election of four director nominees named in the Proxy Statement for one-year terms expiring in 2022;

2.
Advisory resolution approving compensation of the Company’s named executive officers;

3.
Approval of an amendment to increase the number of shares available for issuance under the Company’s 2017 Incentive Plan and to make other plan changes; and

4.
Ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2021.

You can vote at the Annual Meeting and any adjournment if you were a stockholder of record on April 21, 2021. This Notice of the 2021 Annual Meeting of Stockholders, Proxy Statement, proxy card and Annual Report for our fiscal year ended December 31, 2020 are being mailed or made available to stockholders beginning on or about April 29, 2021.
By Order of the Board of Directors,
Don Gayhardt
Chief Executive Officer
Wichita, Kansas
April 29, 2021

Your Vote is Important to Us. Even if you plan to attend the meeting, please sign, date and return the enclosed proxy promptly or vote by telephone or the internet.
Our 2021 Annual Meeting will be a virtual meeting, conducted via live audio webcast only. No physical meeting will be held. Stockholders will be afforded the same rights and opportunities to participate as they would at an in-person meeting. You will be able to attend the meeting online, vote your shares electronically and submit questions during the meeting by visiting www.virtualshareholdermeeting.com/CURO2021. To participate in the virtual meeting, you will need the 16-digit control number included on your Notice, proxy card or voting instruction form. If you experience technical difficulties during the check-in process or during the meeting please call the technical support number that will be posted on the virtual shareholder meeting login page for assistance. As always, we encourage you to vote your shares prior to the Annual Meeting.

Important Notice Regarding the Availability of Proxy Materials for the Annual
Meeting of Stockholders to be Held on June 17, 2021.
Our Proxy Statement for the 2021 Annual Meeting of Stockholders and the Annual
Report to Stockholders for the fiscal year ended December 31, 2020 are available at
https://ir.curo.com/proxy-statement-2021

CURO GROUP HOLDINGS CORP.
2021 ANNUAL MEETING OF STOCKHOLDERS
PROXY STATEMENT

3527 North Ridge Road
Wichita, Kansas 67205
2021 ANNUAL MEETING OF STOCKHOLDERS
June 17, 2021
PROXY STATEMENT
We are furnishing this Proxy Statement and enclosed proxy card to you in connection with the solicitation of proxies by our Board of Directors (“Board”) for use at our 2021 annual meeting of stockholders (the “Annual Meeting”).
Information about the Proxy Materials and our Annual Meeting
Q:
Why did I receive these materials?

A:
Our Board is providing these proxy materials to you in connection with its solicitation of proxies for use at the Annual Meeting, which will take place at www.virtualshareholdermeeting.com/CURO2021 on June 17, 2021 at 2:00 p.m. ET. You are invited to virtually attend the Annual Meeting and are requested to vote upon the proposals described in this Proxy Statement.

Q:
What information is contained in these materials?

A:
The information in this Proxy Statement relates to the proposals to be voted upon at the Annual Meeting, the voting process, the compensation of directors and named executive officers and certain other important information. Our Annual Report to Stockholders for the year ended December 31, 2020, which includes our audited consolidated financial statements for the years ended December 31, 2020, 2019 and 2018, is included in these proxy materials. Your proxy, which you may use to vote, is also enclosed.

Q:
Who may vote?

A:
You may vote at the Annual Meeting or by proxy if you were a stockholder of record at the close of business on April 21, 2021. Each stockholder is entitled to one vote per share on each matter presented. As of April 21, 2021, there were 41,623,779 shares of our common stock outstanding.

Q:
What proposals am I voting on at the Annual Meeting?

A:
There are four proposals scheduled to be voted on at the Annual Meeting:

•
election of four director nominees named in this Proxy Statement for one-year terms expiring in 2022;

•
advisory resolution approving the compensation of our named executive officers;

•
approval of an amendment to increase the number of shares available for issuance under the Company’s 2017 Incentive Plan and to make other plan changes (the “proposal to amend our 2017 Incentive Plan”); and

•
ratification of appointment of Deloitte & Touche LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2021.

In addition, we will consider and vote upon such other business as may properly come before the Annual Meeting. We are not currently aware of any other matters to be considered and voted on at the Annual Meeting.

Q:
How does CURO’s Board recommend that I vote?

A:
Your Board recommends that you vote your shares “FOR” each of the named director nominees; “FOR” the advisory resolution approving the compensation of our named executive officers; “FOR” the proposal to amend our 2017 Incentive Plan; and “FOR” ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2021.

Q:
How can I vote my shares?

A:
If you are a stockholder of record, you may vote your shares (i) on the Internet before the Annual Meeting; (ii) by telephone; (iii) by mail; or (iv) by attending the Annual Meeting virtually and voting online.

If you are the beneficial owner of our common stock held in street name, you may vote your shares by giving your nominee your voting instructions (i) on the Internet before the Annual Meeting; (ii) by telephone; (iii) by mail; or (iv) by attending the Annual Meeting virtually and voting online if you obtain a signed proxy from the record holder giving you the right to vote the shares. Please contact your broker, bank or other nominee for instructions on obtaining a proxy.
Q:
What is the difference between holding common stock as a holder of record and as a beneficial owner?

A:
Record holder of common stock. If you hold common stock directly in your name with our transfer agent, you are considered the stockholder of record of the common stock, and the proxy materials were sent directly to you.

Beneficial owner of common stock. If you hold common stock in an account at a broker, bank or other nominee, then you are the beneficial owner of the common stock, and the proxy materials were sent either directly to you or were forwarded to you by your nominee. The nominee holding your account is considered the stockholder of record for purposes of voting at the Annual Meeting. As a beneficial owner, you have the right to direct your nominee on how to vote the shares held in your account.
Q:
If I am a stockholder of record and return my proxy, but do not provide voting instructions, how will my shares be voted?

A:
If you specify a choice, your proxy will be voted as specified. If you return a signed proxy but do not specify a choice, your shares will be voted “FOR” each of the named director nominees; “FOR” the advisory resolution approving the compensation of our named executive officers; “FOR” the proposal to amend our 2017 Incentive Plan; and “FOR” ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2021. In all cases, your proxy will be voted in the discretion of the individuals named as proxies on the proxy card with respect to any other matters that may come before the Annual Meeting.

Q:
What are broker non-votes and what effect do they have on the proposals?

A:
Generally, broker non-votes occur when shares held by a broker in “street name” for a beneficial owner are not voted with respect to a particular proposal because (i) the broker has not received voting instructions from the beneficial owner and (ii) the broker lacks discretionary voting power to vote those shares.

If you do not vote your proxy and your shares are held in street name, your brokerage firm may either vote your shares on routine matters or leave your shares unvoted. On non-routine matters, if the brokerage firm has not received voting instructions from you, the brokerage firm cannot vote your shares on that proposal, which is considered a “broker non-vote.” Broker non-votes will be counted for purposes of establishing a quorum to conduct business at the Annual Meeting. The proposal for the ratification of the appointment of our independent registered public accounting firm is routine. The other three proposals in this Proxy Statement are non-routine. Accordingly, brokers that do not receive instructions will be entitled to vote on the ratification of the appointment of our independent registered public accounting firm at the Annual Meeting, but may not vote on the election of directors, the advisory resolution approving the compensation of our named executive officers or the proposal to amend our

2017 Incentive Plan. Therefore, we encourage you to sign and return your proxy, with voting instructions, before the Annual Meeting so that your shares will be represented and voted at the meeting even if you cannot attend.
Q:
Can I change my mind after I vote?

A:
You may revoke your proxy at any time before it is exercised by delivering written notice of revocation to our Corporate Secretary or by attending and voting at the Annual Meeting.

Q:
What is the quorum requirement for the Annual Meeting?

A:
The presence online at the Annual Meeting or by proxy of the holders of a majority of the shares entitled to vote at the Annual Meeting is necessary to constitute a quorum. If a registered stockholder indicates on his or her proxy card that the stockholder wishes to abstain from voting, or a beneficial owner instructs its bank, broker or other nominee that the stockholder wishes to abstain from voting, these shares are considered present and entitled to vote at the Annual Meeting. These shares will count toward determining whether or not a quorum is present.

Q:
What is the voting requirement to approve each of the proposals?

A:
The following table describes the voting requirement for each proposal:

Proposal 1	Election of four directors for one-year terms expiring in 2022	Directors are elected by a majority of votes cast unless the election is contested, in which case directors are elected by a plurality of votes cast. A majority of votes cast means that the number of shares voted “FOR” a director nominee must exceed 50% of the number of votes cast with respect to that director nominee’s election. In a contested election, each director must be elected by a plurality of the votes cast. This means that the four nominees who receive the greatest number of “FOR” votes will be elected. Abstentions and broker non-votes have no effect on the vote for this proposal.
Proposal 2	Advisory vote approving the compensation of our named executive officers	This proposal is a non-binding, advisory vote. Therefore, there is no required vote that would constitute approval. We value the opinions expressed by our stockholders in this advisory vote, and the Board and Compensation Committee will consider the outcome of this vote when determining the compensation of named executive officers.
Proposal 3	Approval of an amendment to increase the number of shares available for issuance under our 2017 Incentive Plan and to make other plan changes	This proposal must be approved by a majority of the votes present in person or represented by proxy and entitled to vote at the meeting. This means that of the shares represented at the Annual Meeting and entitled to vote, a majority of them must be voted “FOR” the proposal for it to be approved. Abstentions will have the same effect as a vote “AGAINST” this proposal.
Proposal 4	Ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for fiscal year ending December 31, 2021	This proposal must be approved by a majority of the votes present in person or represented by proxy and entitled to vote at the meeting. This means that of the shares represented at the Annual Meeting and entitled to vote, a majority of them must be voted “FOR” the proposal for it to be approved. Abstentions will have the same effect as a vote “AGAINST” this proposal.

Q:
What happens if a director does not receive a majority of the votes cast?

A:
If a director does not receive a majority of the votes cast, he or she is required to promptly deliver his or her resignation to the Board. The Nominating and Corporate Governance Committee will make a recommendation to the Board as to whether to accept or reject the resignation, or whether other action should be taken. The Board will act on the resignation, taking into account the Nominating and Corporate Governance Committee’s recommendation, and publicly disclose its decision regarding the resignation and the rationale behind the decision within 90 days from the date of the certification of the election results. The director who delivers his or her resignation will not participate in the recommendation of the Nominating and Corporate Governance Committee or the decision of the Board with respect to his or her resignation. If such director’s resignation is not accepted by the Board, the director will continue to serve until the next annual meeting of stockholders and until his or her successor is duly elected, or his or her earlier resignation or removal. If a director’s resignation is accepted by the Board, or if a nominee for director is not elected and the nominee is not an incumbent director, then the Board, in its sole discretion, may fill any resulting vacancy pursuant to the provisions of our Amended and Restated Certificate of Incorporation (the “Certificate”).
Q:
What happens if other business is transacted at the Annual Meeting?

A:
Management does not know of any business to be transacted at the Annual Meeting other than the matters described in this Proxy Statement. However, if any other matters do properly come before the Annual Meeting, it is intended that the shares represented by the proxies in the accompanying form will be voted by the proxy holders as recommended by the Board or, if no recommendation is given, in accordance with the judgment of the person voting the proxies.

Q:
What does it mean if I receive more than one proxy or voting instruction card?

A:
It means that your shares are registered differently or are in more than one account. Please provide voting instructions for all proxy cards you receive.

Q:
Where can I find the voting results of the Annual Meeting?

A:
We will announce preliminary voting results at the Annual Meeting and publish final results in a Current Report on Form 8-K within four business days after the date of the meeting.

Q:
Why does this year’s Proxy Statement include less information than some of the Company’s previous proxy statements?

A:
The Company is a “smaller reporting company” as this term is defined by the rules of the Securities and Exchange Commission (“SEC”). These rules allow the Company to tailor its disclosure in this Proxy Statement and other annual and periodic reports to reduce costs. The Company has chosen to comply with the scaled disclosure requirements for this Proxy Statement available to smaller reporting companies and, as a result, the Company is not required to provide, among other things, Compensation Discussion and Analysis and certain other tabular and narrative disclosures relating to executive compensation.

Q:
Who can help answer my questions?

A:
If you have questions concerning a proposal or the Annual Meeting or if you would like additional copies of this Proxy Statement, please contact our Corporate Secretary at: (316) 722-3801 or by mail at: c/o CURO Group Holdings Corp., 3527 North Ridge Road, Wichita, Kansas 67205. In addition, information regarding the Annual Meeting is available via the Internet at https://ir.curo.com/proxy-statement-2021.

CORPORATE GOVERNANCE
Highlights of Recent Enhancements to Governance Matters
As part of its ongoing commitment to effective corporate governance, our Board regularly reviews the Company’s corporate governance practices to ensure that they are aligned with developments in the Company’s business, changes in regulations and exchange listing requirements and continually evolving best practices in corporate governance. In conducting this review, the Board, with input from the Nominating and Corporate Governance Committee, considers corporate trends, peer practices, the views of institutional stockholders and the guidelines of proxy advisory firms.
In 2020 and early 2021, our Board made several important enhancements to the Company’s corporate governance structure:
•
appointment of a Lead Independent Director, who partners with our Executive Chairman to help lead our Board and provide an independent oversight role as well as an independent point of contact for stockholders to raise concerns;

•
establishment of a standalone Risk and Compliance Committee chaired by an independent Board member who is an experienced risk management executive and chief compliance officer with more than 30 years of experience in the financial services industry. The establishment of this committee and appointment of an experienced Chairperson underscore the Company’s intense focus on its compliance culture and commitment to its customers;

•
establishment of a standalone Strategy and Corporate Development Committee chaired by an independent Board member who has significant experience in evaluating diverse portfolio investments and shaping the development of strategic plans. The establishment of this committee at this juncture of the Company’s life cycle and appointment of an experienced Chairperson underscore the Company’s continuing focus on developing and executing on strategic plans that will drive enterprise value;

•
implementation of the first step to declassify our Board and to provide for the annual election of directors, as reflected in Proposal 1, which seeks approval to elect directors for one-year terms. Beginning in 2023, the entire Board will be declassified and all directors will serve one-year terms;

•
assignment of responsibility to the Nominating and Corporate Governance Committee for overseeing and assessing the Company’s environmental and social responsibility strategies, policies, goals and programs, which helps to ensure Board-level focus on sustainability and awareness of the impact that the Company’s strategies, policies, goals and programs have on its employees, customers and the communities in which we live and work;

•
approval of more robust stock ownership guidelines for non-employee directors, which now require each non-employee director to beneficially own a number of shares of Company common stock having a value equal to five times the annual director retainer (increased from three times); and

•
separation of the roles of Chief Executive Officer and President, which enhances our business model and allows both executives to generate a collective impact, both inside the Company and across the market, helping to ensure business continuity on critical issues like strategy, culture, leadership and succession planning.

Board and Committee Membership and Meetings
Our stockholders elect directors to serve on our Board to oversee the management of our Company. The Board delegates authority to the Chief Executive Officer and other executive officers to pursue the Company’s mission and oversees the Chief Executive Officer’s and executive officers’ conduct of our business. In addition to its general oversight function, the Board has additional responsibilities including:
•
reviewing and approving the Company’s key operational and financial objectives and strategic business plans and monitoring implementation of those plans and the Company’s success in meeting identified objectives;

•
approving the Company’s annual corporate budget and major capital expenditures and purchase commitments;

•
overseeing the Company’s risk management and mitigation activities;

•
selecting, evaluating and compensating the Chief Executive Officer and leading Chief Executive Officer succession planning;

•
providing advice and oversight regarding the selection, evaluation, development and compensation of executive officers; and

•
assessing whether adequate policies and procedures are in place to safeguard the integrity of our business operations and financial reporting and to promote compliance with applicable laws and regulations.

During 2020, our Board held 18 meetings. Attendance at Board and committee meetings is central to the proper functioning of our Board and is a priority. Directors are expected to attend all meetings of the Board, meetings of committees on which they serve and the annual meeting of stockholders. In 2020, each director attended the 2020 annual meeting of stockholders virtually and all directors attended at least 75% of the meetings of the Board and the committees on which they served.
In addition to regular meetings of the Board and committees, the non-employee directors hold regularly-scheduled executive sessions at which no members of management are present. Our Lead Independent Director leads each executive session or, in his absence, the directors choose one of our non-employee directors to lead over such session.
Throughout most of 2020, we had four standing committees of the Board: the Audit Committee, the Compensation Committee, the Nominating and Corporate Governance Committee and, beginning in April 2020, the Risk and Compliance Committee. In October 2020, the Board established the Strategy and Corporate Development Committee. Members of each committee are appointed by the Board and the authority, duties and responsibilities of each committee are governed by written charters approved by the Board. These charters can be found in the “Corporate Governance” section on the Investors page of our website at www.curo.com.
The Board has determined that all members of the Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee are independent as defined by listing standards of the New York Stock Exchange (“NYSE”) and each Audit Committee member satisfies the NYSE “financial literacy” requirement. In addition, the Board has determined that Messrs. Williams and Kirchheimer are “audit committee financial experts” under SEC rules. As required by each respective charter, a majority of the members of the Risk and Compliance Committee and the Strategy and Corporate Development Committee are independent as defined by NYSE listing standards.
The current membership for each of the standing committees is as follows:
Audit Committee	Compensation Committee	Nominating and Corporate Governance Committee	Risk and Compliance Committee	Strategy and Corporate Development Committee
Dale E. Williams (Chair)	Andrew Frawley (Chair)	Chris Masto (Chair)	Gillian Van Schaick (Chair)	Karen Winterhof (Chair)
Andrew Frawley	David Kirchheimer	Dale E. Williams	Chad Faulkner	Andrew Frawley
David Kirchheimer	Chris Masto	Karen Winterhof	Elizabeth Webster	David Kirchheimer
Gillian Van Schaick	Elizabeth Webster		Karen Winterhof	Chris Masto
Doug Rippel
Elizabeth Webster

Audit Committee
The Audit Committee met 13 times in 2020. The responsibilities of the Audit Committee include, among other things:
•
appointing, reviewing and approving the compensation, retention and termination of the independent registered public accounting firm engaged to audit our financial statements;

•
helping to ensure the independence of and overseeing the performance of the independent registered public accounting firm;

•
reviewing and pre-approving audit and non-audit services and fees;

•
reviewing reports and communications from the independent registered public accounting firm;

•
reviewing financial statements and discussing with management and the independent registered public accounting firm our annual audited and quarterly financial statements, the results of the independent audit and the quarterly reviews and the reports and certifications regarding disclosure controls and procedures;

•
preparing the Audit Committee report that the SEC requires be included in an annual proxy statement;

•
assisting the Board in overseeing our internal audit function;

•
reviewing and overseeing related-party transactions; and

•
establishing and maintaining procedures for the receipt, retention and treatment of complaints regarding accounting, internal accounting controls, auditing matters or federal and state rules and regulations, and the confidential, anonymous submission by our employees of concerns regarding questionable accounting or auditing matters.

Compensation Committee
The Compensation Committee met six times in 2020. The responsibilities of the Compensation Committee include, among other things:
•
assisting the Board in discharging its responsibilities relating to executive compensation and fulfilling its responsibilities relating to our compensation and benefit programs and policies;

•
overseeing the overall compensation structure, policies and programs, and assessing whether the compensation structure establishes appropriate incentives for executive officers and employees;

•
administering and making recommendations with respect to our incentive compensation plans, including equity-based incentive plans;

•
reviewing and approving the compensation of our executive officers, including bonuses and equity compensation;

•
reviewing and approving the performance objectives for executive officers, evaluating the performance of such executive officers in light of these objectives and approving the compensation of the executive officers based on the evaluation (other than for the Chief Executive Officer, whose compensation is recommended by the Compensation Committee for approval by the Board);

•
reviewing and discussing with management our executive compensation and related disclosures required by the rules of the SEC and recommending to the Board whether such disclosures should be included in our annual proxy statement;

•
reviewing and recommending employment agreements and severance arrangements for executive officers, including change in control provisions, as applicable;

•
reviewing the compensation of directors for service on the Board and committees and making recommendations to the Board regarding such compensation; and

•
engaging, determining compensation for and overseeing the work of any consultants and advisors retained by the Compensation Committee and overseeing compliance with applicable requirements relating to the independence of such consultants or advisors.

See the “Executive Compensation” section below for more information regarding the Compensation Committee’s processes and procedures.
Nominating and Corporate Governance Committee
The Nominating and Corporate Governance Committee met five times in 2020. The responsibilities of the Nominating and Corporate Governance Committee include, among other things:
•
assisting the Board in fulfilling its responsibilities on matters and issues related to our corporate governance practices;

•
in conjunction with the Board, establishing qualification standards for membership on the Board and its committees;

•
leading the search for individuals qualified to become members of the Board, reviewing the qualifications of candidates for election to the Board and assessing the contributions and independence of incumbent directors eligible to stand for re-election to the Board;

•
selecting and recommending to the Board the nominees for election or re-election by the stockholders at the annual meetings, and selecting and recommending to the Board individuals to fill vacancies and newly-created directorships on the Board;

•
developing and recommending to the Board corporate governance guidelines, reviewing the guidelines on an annual basis and recommending any changes to the guidelines as necessary;

•
annually reviewing and making recommendations to the Board concerning the structure, composition and functioning of the Board and its committees and recommending to the Board directors to serve as committee members and chairpersons;

•
reviewing directorships in other public companies held by or offered to directors;

•
developing and recommending to the Board for its approval an annual self-evaluation process for the Board and its committees and overseeing the evaluation process;

•
overseeing and assessing the Company’s environmental and social responsibility strategies, policies, goals and programs; and

•
reviewing reports on all matters generally relating to corporate governance.

Risk and Compliance Committee
The Risk and Compliance Committee met four times in 2020. The responsibilities of the Risk and Compliance Committee include assisting the Board in its oversight function with respect to:
•
overseeing the development and implementation of systems and processes designed to identify, manage and mitigate reasonably foreseeable material risks to the Company;

•
reviewing and assessing insurance coverages maintained by the Company;

•
assisting the Board and the other Board committees in fulfilling their oversight responsibilities for the risk management function of the Company;

•
reviewing with management the operating environment to assess and monitor material risks and to ensure that appropriate actions are taken to manage risk exposure, including risk related to operational risk, insurance risk, strategic risk, risk related to business disruption and continuity, reputational risk, compliance risk and legal and regulatory risk;

•
assisting the Board in overseeing the Company’s compliance management system, and overseeing management’s identification and evaluation of the Company’s principal legal, legislative and regulatory compliance risks;

•
ensuring that the Company has an effective compliance program reasonably designed to achieve compliance with the laws, regulations and internal policies applicable to the Company’s business;

•
overseeing commitment to the Company’s compliance management system;

•
ensuring the effectiveness of the Company’s change management processes, including responding timely and satisfactorily to any variety of significant change, internal or external, to the Company;

•
monitoring the legal, legislative and regulatory risks facing the Company and its subsidiaries, and ensuring there are appropriate policies, procedures and controls to identify and mitigate same, including implementation of corrective action undertaken as such issues are identified; and

•
engaging in such activities as it deems necessary or appropriate in connection with the foregoing, including communicating and coordinating with the Audit Committee on matters that are addressed at the Risk and Compliance Committee that warrant consultation with the Audit Committee.

Strategy and Corporate Development Committee
The Strategy and Corporate Development Committee was established in October 2020 and met six times in 2020. The responsibilities of the Strategy and Corporate Development Committee include advising and supporting the Board and management, on an as-requested basis, in the development, implementation and monitoring of the Company’s growth strategies, including:
•
reviewing with management the process for the development and implementation of the Company’s strategic business goals and plans;

•
reviewing with management the key issues, options and external developments impacting the Company’s strategic business goals and plans;

•
meeting periodically with management to monitor the Company’s performance and ensure the Board is regularly apprised of the Company’s progress with respect to implementation of the Company’s strategic business goals and plans;

•
providing guidance to management as to the desired methodology and processes for the identification, development and presentation of strategic opportunities;

•
considering, reviewing and evaluating potential corporate development opportunities identified by management or other members of the Board;

•
reviewing with management the valuation, strategic rationale and management’s integration strategies associated with proposed transactions;

•
authorizing management to proceed with transactions having a transaction price below such threshold as may be established by the Board from time-to-time; and

•
considering other matters related to corporate development and making such recommendations to the Board as the Strategy and Corporate Development Committee may deem appropriate.

Corporate Governance Guidelines
We are committed to the highest level of corporate governance, and, to further its commitment, the Board has adopted Corporate Governance Guidelines to assist our Board in fulfilling its responsibilities to stockholders and providing a framework for the Board’s oversight responsibilities regarding our business. The Corporate Governance Guidelines outline the general duties and functions of the Board and management and set forth general principles regarding Board composition and qualities, independence, Board meetings and responsibilities, Board committees and annual performance evaluations for the Board and committees. Our Corporate Governance Guidelines are dynamic and have been developed and revised to reflect changing laws, regulations and good corporate governance practices.
The following is a summary of certain of our policies and guidelines relating to corporate governance. You may access complete current copies of our Code of Business Conduct and Ethics, Corporate Governance Guidelines and the charters for each of our five standing committees in the “Corporate Governance” section on the Investors page of our website at www.curo.com. Each of these is also available in print to any stockholder upon request to our Corporate Secretary.
Identification and Evaluation of Director Candidates
The Board prides itself on its ability to recruit and retain directors who have a diversity of experience, who have the highest personal and professional integrity, who have demonstrated exceptional ability and judgment and who are effective (in conjunction with the other members of the Board) in collectively serving the long-term interests of our stockholders.
The Nominating and Corporate Governance Committee acts as the Board’s nominating committee and all of its members are independent as defined by NYSE rules. The Nominating and Corporate Governance Committee seeks individuals qualified to become directors and recommends candidates for all director openings to the full Board. For a discussion of membership criteria and how the Board seeks to achieve diversity in Board membership and to attract directors with a broad range of skills, expertise, knowledge and contacts to benefit our business, see “Proposal 1—Election of Directors.” The Nominating and Corporate Governance Committee considers director candidates in anticipation of upcoming director elections and other potential or expected Board vacancies.
The Nominating and Corporate Governance Committee considers director candidates suggested by directors, executive officers and stockholders and evaluates all nominees for director in the same manner. Stockholders may recommend individual nominees for consideration by the Nominating and Corporate Governance Committee by complying with the requirements described below in “Stockholder Nominations.” From time-to-time, the Nominating and Corporate Governance Committee may retain a third party search firm to identify director candidates and has sole authority to select the search firm and approve the terms and fees of any director search engagement. After our Nominating and Corporate Governance Committee makes its recommendations to the Board, the Board has final authority on determining the selection of director candidates for nomination to the Board.
Stockholder Nominations
Stockholders who wish to recommend nominees for consideration by the Nominating and Corporate Governance Committee must submit their nominations in writing to our Corporate Secretary. Submissions must include sufficient biographical information concerning the recommended individual, including age, five-year employment history with employer names and a description of the employer’s business, whether such individual can read and comprehend basic financial statements and other board memberships, if any, held by the recommended individual. The submission must be accompanied by a written consent of the individual to stand for election if nominated by the Board and to serve if elected by the stockholders. The Nominating and Corporate Governance Committee may consider such stockholder recommendations when it evaluates and recommends nominees to the full Board for submission to the stockholders at each annual meeting. Stockholder nominations made in accordance with these procedures and requirements must be addressed to the attention of Corporate Secretary, CURO Group Holdings Corp., 3527 North Ridge Road, Wichita, Kansas 67205.
In addition, stockholders may nominate directors for election without consideration by the Nominating and Corporate Governance Committee. Any stockholder may nominate an individual by complying with the eligibility, advance notice and other provisions set forth in our Bylaws. A written notice of nomination must be received by our Corporate Secretary at our executive offices in Wichita, Kansas, not less than 90 nor more than 120 days prior to the first anniversary of the preceding year’s annual meeting, except in certain circumstances. For purposes of our annual meeting to be held in 2022, such notice must be received not later than March 19, 2022 and not earlier than February 17, 2022. You should address any stockholder nomination to the attention of Corporate Secretary, CURO Group Holdings Corp., 3527 North Ridge Road, Wichita, Kansas 67205 and include the information and comply with the requirements set forth in our Bylaws. Our Bylaws provide that any notice of nomination for director must describe various matters regarding the nominee and the stockholder including, among other things, the name, address, class and number of our shares that are owned beneficially and of record, any relevant agreements, arrangements or understandings between the stockholder and any affiliates or associates, and any arrangements having the effect of mitigating a decrease in our share price or affecting the voting power of the stockholder, including derivative positions.
Our Bylaws contain specific eligibility requirements that each nominee for director must satisfy. Each nominee must:
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complete and return a written questionnaire with respect to the background and qualifications of such nominee and the background of any other person or entity on whose behalf the nomination is being made; and

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provide a written representation and agreement that the nominee would comply with applicable law and our policies and guidelines if elected as a director and that the nominee is not and will not become a party to: (i) any voting commitment that has not been disclosed to us or that could limit the nominee’s ability to comply with applicable fiduciary duties; and (ii) any agreement, arrangement or understanding with any person or entity other than us regarding indirect compensation, reimbursement or indemnification in connection with service as a director.

Board Leadership Structure
Our Board believes that there is no single, generally-accepted approach to providing board leadership and that given the dynamic and competitive environment in which we operate, the right board leadership structure may vary as circumstances warrant. Our Board makes the decision regarding leadership structure based on its evaluation of the experience, skills and personal interaction between persons in leadership roles as well as the needs of our Company at any point in time. The Board periodically reviews its leadership structure to ensure that it remains the optimal structure for our Company and our stockholders.
Doug Rippel is our Executive Chairman, Chris Masto is our Lead Independent Director and Donald Gayhardt is our Chief Executive Officer. As Chairman, Mr. Rippel leads the Board in its role to provide general oversight of strategic planning for the Company and to provide guidance and support for the Chief Executive Officer. Further, Mr. Rippel sets the agenda for and presides over meetings of the Board. Mr. Masto serves as a liaison between the non-employee directors and management, chairing executive sessions of the non-employee directors and consulting with the Executive Chairman and Chief Executive Officer on Board agendas and meeting materials. As Chief Executive Officer, Mr. Gayhardt is responsible for developing and executing the corporate strategy, as well as for overseeing the day-to-day operations and performance of the Company.
The Board believes that separating the roles of Executive Chairman and Chief Executive Officer and having a Lead Independent Director represents an appropriate allocation of roles and responsibilities at this time given, among other things, the benefits of Mr. Rippel’s experience and tenure (both as a founder, former executive and director) with the Company. Mr. Gayhardt is well-positioned as the leader to develop and execute the Company’s corporate strategy and is free to focus on day-to-day challenges and opportunities. Given the depth of his experience in corporate governance and his leadership skills, Mr. Masto is uniquely suited to serve as Lead Independent director during this time of the Company’s life cycle.
We believe this separation of responsibility is appropriate to provide separate Board oversight of and direction for the Company’s executive leadership team, led by Mr. Gayhardt. Further, the Company believes that having a separate Executive Chairman and a Lead Independent Director provides for more effective monitoring and objective evaluation of the Chief Executive Officer’s performance, which enables more direct accountability for the Chief Executive Officer’s performance.
Independence
The Board annually assesses the independence of all directors. No director qualifies as “independent” unless the Board affirmatively determines that the director is independent under the listing standards of NYSE. Our Corporate Governance Guidelines require that a majority of our directors be independent. Our Board believes that the independence of directors and committee members is important to assure that the Board and its committees operate in the best interests of the stockholders and to avoid any appearance of conflict of interest.
Under NYSE standards, our Board has determined that the following seven directors are independent: Andrew Frawley, David Kirchheimer, Chris Masto, Gillian Van Schaick, Elizabeth Webster, Dale E. Williams and Karen Winterhof. Mr. Gayhardt is not independent because he currently serves as our Chief Executive Officer. Messrs. Faulkner, McKnight and Rippel are not independent because they previously served as officers of the Company.
In making these determinations, our Board considered the relationships that each non-employee director has with CURO and all other facts and circumstances our Board deemed relevant in determining their independence.

Board and Committee Self-Assessment Process
Our Board conducts an annual self-assessment process designed to ensure it is performing effectively and to identify opportunities for improvement. As part of this annual self-assessment, each director evaluates the performance of the Board and any committee on which he or she serves through the use of a confidential survey, which seeks input across a number of dimensions. In addition, to enhance individual accountability, directors are encouraged to anonymously review the performance of their fellow directors. The Nominating and Corporate Governance Committee oversees the design and implementation of this assessment process and reviews the results with the Board to help identify opportunities for improvement. Committee chairpersons review their committee self-assessments with their respective committee members and discuss them with the Board. The Chairperson of the Nominating and Corporate Governance Committee, who is also our Lead Independent Director, reviews the individual director assessments and, working with our Chief Legal Officer, conducts individual director interviews. In addition, the Nominating and Corporate Governance Committee develops and implements guidelines for evaluating all directors standing for nomination and re-election and oversees the evaluation of such nominees.
Diversity
Our stockholders are better served when there is diversity of education, skill, age, experience, background, expertise and outlook on our Board. Our Corporate Governance Guidelines express the belief that diversity, including differences in background, qualifications and personal characteristics, is important to our Board’s oversight function. Our Board prides itself on its ability to recruit and retain directors who have the highest personal and professional integrity, have demonstrated exceptional ability and judgment and effectively serve our stockholders’ long-term interests. We seek to achieve an appropriate level of diversity in the membership of our Board and to assemble a broad range of skills, expertise, knowledge and contacts to benefit our business.
The Nominating and Corporate Governance Committee and the full Board annually assess the current make-up of the Board, considering diversity across many dimensions, including gender, race, age, industry experience, functional areas (e.g., finance, compliance, technology, etc.), geographic scope, public and private company experience, academic background and director experience in the context of an assessment of the current and expected needs of the Board. The Nominating and Corporate Governance Committee reviews director candidates based on the Board’s needs as identified through this assessment and other factors, including their relative skills and characteristics, their exemplification of the highest standards of personal and professional integrity, their independence under listing standards of NYSE, their potential contribution to the composition and culture of the Board and their ability and willingness to actively participate in the Board and committee meetings and to otherwise devote sufficient time to their Board duties.
In particular, the Nominating and Corporate Governance Committee and the Board believe that sound governance of our Company in an increasingly complex marketplace requires a wide range of viewpoints, backgrounds, skills and experiences. The Board believes that having such diversity among its members enhances the Board’s ability to make fully informed, comprehensive decisions. In 2019, the Company added two new independent directors to our Board, both of whom are women who bring deep and varied experience and insight to our Board. In any future director search process, the Board will continue to seek candidates with diverse characteristics, with a particular focus on recruiting highly-skilled candidates from underrepresented groups.
The Board’s Role in Risk Management
Risk is inherent with every business, and we face a number of risks, including strategic, financial, business and operational, legislative, legal and compliance and reputational. We have designed and implemented processes to manage risk in our operations. While risk management is primarily the responsibility of our management team, our Board is responsible for the overall supervision of our risk management activities. The Board implements its risk oversight function both at the full Board level and through delegation to various committees. These committees meet regularly and report back to the full Board.
The Audit Committee has primary oversight responsibility for financial reporting with respect to our major financial exposures and oversight of management procedures to monitor and control such exposures. It also oversees our procedures for the receipt, retention and treatment of complaints relating to accounting and auditing matters. The Compensation Committee oversees risks relating to our compensation plans and programs. The Nominating and Corporate Governance Committee regularly reviews our governance structure, practices and policies to improve governance of our Company and our engagement efforts with our stockholders with a goal to promote the long-term interests of our stockholders. The Risk and Compliance Committee oversees systems and processes to identify, manage and mitigate material risks to the Company and to oversee regulatory, legislative and compliance matters. The Risk and Compliance Committee also assists the other committees in fulfilling their responsibilities for risk management. The Strategy and Corporate Development Committee consults with the Risk and Compliance Committee regarding oversight and understanding of risks related to strategic opportunities and/or significant transactions undertaken by the Company.
Management provides updates to the respective committees regarding the management of the risks they oversee and each of these committees reports on risk to the full Board at regular meetings of the Board. The Board periodically reviews the allocation of risk responsibility among the Board’s committees and implements any changes that it deems appropriate. As noted above, the Board established the standalone Risk and Compliance Committee in April 2020 as a means to provide greater director emphasis on the risks and compliance matters inherent in the Company’s business. Similarly, the Board recently established the Strategy and Corporate Development Committee to ensure that the Board provides sufficient oversight of the risks related to strategic opportunities and significant transactions given the growth of the Company and the strategic opportunities available to it. In addition to the reports from the committees, the Board receives presentations from various department leaders that include discussion of significant risks as appropriate. At Board meetings, the Executive Chairman, Lead Independent Director and Chief Executive Officer address, in a director-only session, matters of particular importance or concern as they arise, including any significant areas of risk that require Board attention. Additionally, through sessions focusing on corporate strategy, the full Board reviews in detail the Company’s short- and long-term strategies, including consideration of significant risks facing us and how the risks could impact our business.
The Vice President of Internal Audit updates the Audit Committee regarding the Company’s risk analyses and assessments and risk mitigation strategies and activities as it relates to audit planning and completed audits. The Vice President of Internal Audit also prepares an annual compensation risk analysis for the Compensation Committee, which outlines materials risks of our compensation plans and programs and any mitigating factors.
We believe that our approach to risk oversight optimizes our ability to assess inter-relationships among the various risks, make informed cost-benefit decisions and approach emerging risks in a proactive manner. We also believe that our risk structure complements the current leadership structure of our Board, as it allows our directors, through the five standing Board committees, to exercise effective oversight of the actions of management in identifying risks and implementing effective risk management policies and controls.
We conducted a risk assessment of our 2020 compensation plans and programs to identify potential risks associated with the design of the plans and programs and assess the controls in place to mitigate risks, if any, to an acceptable level. Based on this assessment, management has concluded that our compensation plans and programs do not contain risks that are reasonably likely to cause a material adverse effect on us. We evaluated each plan and program independently and as part of our overall compensation framework. In general, our compensation plans and programs:
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are well documented, appropriately communicated, consistently applied and reviewed annually by the Compensation Committee;

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are based on Company performance metrics that are tied to the strategic objectives of the Company;

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balance short- and long-term rewards, with compensation capped at levels consistent with industry standards;

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do not encourage excessive risk taking, do not focus on short-term gains rather than long-term value creation, do not reward circumvention of controls or do not contain unrealistic goals and/or targets; and

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are compared to industry standards and peer companies on an on-going basis by both our internal compensation department as well as the Compensation Committee’s independent compensation consultant and amended periodically to maintain consistency with market practices.

Based on these factors, the absence of any identified incentives for risk-taking above the level associated with our business model, the involvement of our independent Compensation Committee and our overall culture and control environment, we have concluded our compensation plans do not promote excessive risk taking.
Stock Ownership Guidelines for Directors and Executive Officers
The Board believes that directors and executive officers should have a significant financial stake in our Company to align their interests with those of our stockholders. In that regard, the Board adopted stock ownership guidelines that require directors and executive officers to own a specified value of our common stock granted to them in connection with their service to the Company. The stock ownership guidelines are further described below in “Non-Employee Director Compensation—Stock Ownership Guidelines for Non-Employee Directors” and “Executive Compensation—Narrative to Summary Compensation Table—Stock Ownership Guidelines.”
Code of Business Conduct and Ethics and Ethics Hotline
Our Code of Business Conduct and Ethics covers our directors, officers (including our Chief Executive Officer, Chief Financial Officer and Chief Accounting Officer) and employees and satisfies the requirements for a “code of ethics” within the meaning of SEC rules. A copy of the code is posted in the “Corporate Governance” section on the Investors page of our website at www.curo.com. The code is available in print to any person without charge, upon request sent to our Corporate Secretary at CURO Group Holdings Corp., 3527 North Ridge Road, Wichita, Kansas 67205. We will disclose, in accordance with all applicable laws and regulations, amendments to, or waivers from, our Code of Business Conduct and Ethics. We did not grant any such waiver in 2020.
Any suggestions, concerns or reports of misconduct at our Company or complaints or concerns regarding our financial statements and accounting, auditing, internal control and reporting practices can be reported by submitting a report through our third-party Ethics Hotline, which can be accessed by clicking “Ethics Hotline” in the “Corporate Governance” section on the Investors page of our website at www.curo.com (anonymously, if desired) or by calling our third-party provider, Issuer Direct Corporation, at (800) 916-7037.
Environmental and Social Responsibility
Through responsible, sustainable business practices and our commitment to giving back, we care deeply for the communities where we live and serve our customers. We also believe that sound corporate citizenship and attention to governance and environmental principles are essential to our success and creating long-term value for our stockholders. We are committed to making a positive impact on the environment and the communities where our customers and employees live and work.
We understand that environmental, social and governance issues affect our business, operations, customers and other stakeholders. To deliver on our mission of helping our customers achieve their financial goals, we respect and protect our culture. Living by our values starts at the top and every teammate is expected to treat fellow employees and our customers with honesty, respect, humility and integrity.
Our focus on responsible, sustainable business practices enables us to have a positive impact on the communities and broader environments where we live and work, both through our core business and beyond. Our commitment is simple—to act responsibly by giving back to our communities and mitigating our impact on the environment. It is a concept that is at the heart of our 20-plus year history and that has been carried through to our mission today.
Below are some of the ways in which we demonstrated our commitment to and made progress toward reducing our environmental impact, encouraging employee engagement and practicing responsible governance in 2020 and early 2021.

In light of the COVID-19 pandemic and its far-reaching impact on the communities in which we live and operate our business, we took decisive action to help our employees and customers. Please see the letter from Don Gayhardt, our Chief Executive Officer, in our Annual Report to Stockholders for the year ended December 31, 2020, included with these proxy materials, for more information on the steps we have taken to have a positive impact on the communities in which we live and work, including the assistance and relief we provided to our customers and employees.
Environmental
While the pandemic impacted many facets of our business, our commitment to the environment never wavered. While we are a financial services company with no manufacturing presence, we understand that our business practices can and do have an impact on the communities in which we operate and in which our employees and customers live. With that in mind and with approximately one-third of our workforce working from home, we continued to proactively manage our store, contact center and support locations, with an emphasis on energy efficiency and the reduction of waste and water usage. With a footprint of over 400 locations across North America, we believe environmental sustainability is an important responsibility. That is why we will expand our sustainability plan to specifically address climate change and renewable energy through the addition of carbon footprint and greenhouse gas inventory management initiatives in the coming year. The following is a summary of our energy consumption reduction and sustainability initiatives in 2020:
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Using our centralized controls, proactively managing building climate and lighting systems and continuing the upgrade to energy efficient HVAC systems, we reduced 2020 year-over-year usage of electricity by 7.4% and natural gas by 9.1% across our locations.

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By closely monitoring usage for early signs of waste at the fixtures and completing the move from bottled water to bottle-free drinking systems, we reduced 2020 year-over-year water consumption by 16.0% and eliminated the waste and emissions caused by several hundred thousand plastic bottles.

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Our recent move to electronic loan documents, where allowed by law, eliminated over 16.5 million printed pages a year, and when we are finished with the pages we print, we shred and recycle. The estimated environmental impact is equivalent to taking over 81 cars worth of carbon footprint off the road, conserving over 2,900 cubic yards of landfill space, preserving over 9,700 trees, saving almost 16 million gallons of water and conserving enough electricity to power a laptop for almost 3,500 years.

Social
We care about our people, our customers, our communities and our stakeholders. Our core values of thriving on change, building relationships based on trust, honesty and respect, executing with urgency and passion, keeping our commitments and leading with humility serve as our foundation to support what matters to us and incorporate our beliefs into all of our products and services and business operations.
The past year was a time of unprecedented disruption in not only day-to-day operations of our business, but also in our customers’ personal finances with the loss of employment or substantially reduced income caused by the onset of the COVID-19 pandemic. One of our core values, “thriving on change,” was embraced by all of our employees—from the C-suite to the front line customer care representatives—to help our customers weather the crisis. We waived payments due and returned item fees, when applicable. Our core value of “executing with urgency and passion,” translated into proactive measures to ensure the safest environment possible for our employees and customers. If we suspected that an employee had been exposed to COVID-19, we immediately closed the store, isolated any exposed staff and deployed professional cleaners to clean and disinfect the store prior to re-opening.
Beginning early in the onset of COVID-19 and throughout 2020, we responded with a strong resolve that put our people and customers first and managed ongoing situations with care, flexibility and a common belief that we can get through anything together. We balanced business continuity with employee safety and security while maintaining the highest levels of customer service.
To address racial and social injustices, we committed ourselves to driving solutions that matter through the launch of our Diversity and Inclusion Council (the “D&I Council”). We recognized our responsibility to do more than make statements; but, rather, to put our energy and financial commitment into enacting change through positive actions that will make our company and world a better place.
People. Our employees form the foundation of our business and we recognize we cannot be successful if our employees do not feel that they are valued, respected and that their contributions matter. We demonstrate our commitment to our employees through the following actions and initiatives:
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Prioritizing Health and Safety: The health and safety of our employees is our top priority. Throughout the COVID-19 pandemic, we have committed to taking care of our employees by enacting emergency leave and pay policies, as well as work-from-home solutions for our corporate and contact center employees. We followed Center for Disease Control and the Public Health Agency of Canada’s guidelines for face coverings and social distancing, and professionally cleaned, closed or reduced hours in brick and mortar locations. We also provided timely information on COVID-19, communicated pandemic updates and promoted health and wellness information, tips and best practices on how to mitigate stress and manage mental and physical well-being. To protect and support our employees, we did not conduct any layoffs or furloughs and kept all of our employees fully paid.

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Promoting Diversity and Inclusion: We are committed to doing our part to prioritize diversity in our workplace by striving to have our workforce represent the customer base we serve. We have instituted annual succession planning that includes identifying diverse candidates to support the development and acceleration of their career growth. We require a diverse slate of candidates for all Director level and above roles. We drove diversity and inclusion focus and programs by establishing our global D&I Council with commitment and sponsorship by our Chief Executive Officer. We share our Diversity & Inclusion Statement and belief in the “Vision and Values” section of our website at www.curo.com. Our D&I Council influenced policies and procedures to ensure the development and recruitment of diverse employees and candidates. The D&I Council launched training, education, awareness and opportunity to support social causes for all employees, centered on diversity practices and global and local observances and celebrations. The D&I Council championed flexibility to allow all employees to vote in the U.S. Presidential Election. With mental health at the forefront throughout the pandemic, the D&I Council also focused on creating awareness and supporting mental health causes. In 2021, in conjunction with Black History Month events and awareness, we donated to a Black mental health organization in both the United States and Canada which provides mental health assistance to underrepresented Black Americans and Canadians.

In addition, we are committed to having a diverse and inclusive management team and Board. Three members of our executive team are women who provide significant experience and leadership in critical areas of our business: compliance, human resources and public affairs. In addition, our Board is comprised of three women who bring deep and varied experience and insight to our Board. In this regard, two critical standing committees (our Risk and Compliance Committee and our Strategy and Corporate Development Committee) are chaired by women. In addition, in any future director search process, the Board is committed to seeking candidates with diverse characteristics, with a particular focus on recruiting highly-skilled candidates from underrepresented groups.
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Maintaining an Open-Door Policy: We believe that the best idea wins, regardless of level or position. Through ongoing pulse survey feedback and roundtables, we strive to fully understand and help ensure employee satisfaction. With this feedback, we are able to identify training and development needs for our employees and leaders, all of which leads to process evolutions initiated and/or supported by our Chief Executive Officer. We provide our employees the ability to report concerns or known or suspected violations of company policies or our Code of Business Conduct and Ethics through our anonymous, ethics hotline. We encouraged candid conversations about the effects of the COVID-19 pandemic and communicated the importance of looking toward leadership for support, supplies, equipment and anything else that would help make these unprecedented times more manageable. We provided guidance and support in a time of uncertainty by communicating to employees often and developed a one-stop communication channel to address any issues or concerns about the pandemic.

Customers. We started our business to help our customers, and serving our customers continues to be the focus of all that we do. We remain committed to that goal through the products and services we offer our customers and other actions we take, such as:
Remaining Flexible During Times of Uncertainty: We responded to the COVID-19 pandemic by offering a comprehensive COVID-19 Customer Care Program which provided various types of relief to customers who have been affected by COVID-19, ranging from due date changes, interest or fee forgiveness and payment waivers or payment plans depending on circumstances. We established safety precautions in our brick and mortar locations to help customers feel safe, comfortable and welcome, including limiting occupancy, providing face coverings and hand sanitizer. We also offered our senior customers dedicated hours to transact business in a less crowded storefront. For additional information on the financial assistance provided to our customers, please see “Management’s Assessment of 2020 Performance” on page 31 and the letter from Don Gayhardt, our Chief Executive Officer, in our Annual Report to Stockholders for the year ended December 31, 2020, included with these proxy materials.
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Practicing Responsible Lending: We lend to our customers in compliance with all federal, state, provincial and municipal laws and regulations to ensure our customers are protected and informed while meeting their credit needs. We believe it is critically important to provide appropriate mechanisms for customers to submit concerns, feedback and complaints so that we can identify potential compliance issues and improve compliance-related polices, training, controls and programs to better serve our customers. As part of our Compliance Management System, we have a Complaint Committee, comprised of various department heads that meet regularly to analyze and determine the root cause of any concerns/complaints. The Complaint Committee ensures proper resolution and corrective action has been performed. We believe that being responsive to our customers supports them and provides them with informed financial options. Additionally, in the event a customer enters active duty after originating an installment loan, we go beyond what is legally required by forgiving any active military member’s or their spouse’s outstanding loan.

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Training—Strong Compliance Management System: As a company with a robust Compliance Management System, we maintain a strong training and education program—both for new hires at the time of onboarding, and then annually and periodic refresher training thereafter to reinforce core principles. Our training is customized to our risk profile, business strategy and operations. Training of the Board, management and staff with respect to the laws and regulations governing our products and services is essential to both ensure the fair and equitable treatment of our customers, and also to enable our employees to best serve consumers with the needed confidence and skill set required in the current complex financial marketplace. We continually update our compliance training program with current, complete and accurate information on our credit products and services, as well as our business operations, consumer protection laws and regulations, internal policies and procedures and emerging industry standards. Our training is comprehensive, timely and specifically tailored to the particular responsibilities of the staff receiving it, including those responsible for product development, marketing and customer service.

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Protecting Customer Information and Data Security: We maintain a comprehensive Cyber Security Program comprised of policies and processes, risk management, defense in depth security controls, training of staff, testing of key controls, service provider oversight and Board reporting and oversight. The program is executed and managed by a dedicated team of security professionals with over 95 years of combined experience and numerous industry certifications.

We frequently monitor the Cyber Security Program to ensure compliance and accountability, to reflect best practices and to respond to privacy law changes, such as adoption and adherence to the California Consumer Privacy Act. We appreciate and honor the trust that our customers have put in us to protect and safeguard their information and we treat this information with extreme care and as an asset to us. To ensure and maintain our customer’s trust in holding and protecting their data, data privacy and security has been and remains a core focus of our operations and in the design and execution of our systems and controls.
A critical part of our data security protocols includes regular informal and formal risk assessments, table top exercises of incident response and disaster recovery and third-party consultation, audits and assessments. Outputs of these exercises are presented to an Enterprise Risk Committee which reports to the Board. We also have a Data Governance and Strategy Committee which oversees and monitors data from a holistic perspective. This committee works closely with its privacy and security partners at the intersection of data, privacy and security to ensure the security of consumers’ information.
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Practicing Responsible Contracting with Vendors: We have a robust vendor management system that manages the lifecycle of our vendor relationships. This system details the vendor selection and approval procedures, delineates the required onboarding and continuing due diligence attendant to the level of risk of each vendor, and identifies, mitigates and reports potential risks of any third party with which we have an agreement (contractual or otherwise) to provide products or services to the Company and our customers.

Communities. We care about and support the communities in which our customers and employees work and live by:
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Supporting Local Charities in the Communities We Do Business. We engage in numerous philanthropic and community-based initiatives to give back to the communities in which we work and live. Our geographically-dispersed teams also volunteer for charities and groups that are local and meaningful to them. In response to COVID-19, we created Meals2Frontline by Cash Money in Toronto to fund and coordinate the distribution of over 21,000 meals to frontline workers in over 65 facilities utilizing local restaurant partners. In addition, we launched the Frontline Foods Wichita Chapter to support delivering over 10,000 mals to frontline health workers in Wichita, Kansas. Since the onset of COVID-19, we have contributed over $650,000 to support both Meals2Frontline and Frontline Foods. We also make a difference by participating in volunteer activities such as Red Cross blood drives and Salvation Army food drives and annual Angel Tree giving.

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Giving to a Diverse Selection of Nonprofits. We donated to several diverse nonprofit organizations as part of our 2020 giving strategy. We recognized Juneteenth, a day commemorating the end of slavery in the United States, by donating $100,000 to the Thurgood Marshall College Fund, the nation’s largest organization representing the Black College Community. We made one of the largest single donations (to date) to the Speedway Children’s Charities Texas Chapter of $100,000. We continue to build on 2020 and have focused 2021 on supporting mental health causes. In 2021, we have donated $10,000 to each of the Black Mental Health Alliance in the United States and Black Mental Health Canada in Canada in support of Black mental health. We are midway through an employee and customer campaign to raise money for Kids Help Line in Canada where we have raised and donated over $50,000 through early April 2021. We will contribute $10,000 to Kids Help Line in Canada and $10,000 to the National Alliance on Mental Illness in the United States in May in recognition of Mental Health Awareness month.

We are proud of our efforts and will continue to support our communities in varied and meaningful ways.
Governance
As a publicly-traded company with an established national presence, our Board is dedicated to its oversight responsibilities and oversees our internal policies as they relate to risk management and compliance. For additional information on matters related to our corporate governance, see “Corporate Governance” above.
Board and Company Culture
Our Corporate Governance Guidelines are coupled with a robust, open and effective Board environment that promotes respect, trust and candor, fosters a culture of open dissent and permits each director to express opinions and contribute to the Board process. Directors are expected to have unrestricted access to management and any Company information they believe is necessary and appropriate to perform their roles as directors. This open and candid operating environment is shared by management and the Board and is essential to fully realize the benefits of our Corporate Governance Guidelines, committee charters and other policies governing our Company.

Succession Planning
Our Board believes that one of its primary responsibilities is to oversee the development and retention of executive talent and to ensure that an appropriate succession plan is in place for our Chief Executive Officer and other members of the executive team. Annually, the Board meets with our Chief Executive Officer to discuss management succession planning and to address potential vacancies in senior leadership. The Board also meets in executive sessions annually to review succession planning for our Chief Executive Officer. Our Board is kept up to date on key talent initiatives, including diversity, recruiting and development programs.
Stockholder Communications with the Board of Directors
Stockholders and interested parties may communicate directly with our non-employee directors by sending correspondence to our Chief Legal Officer at: c/o CURO Group Holdings Corp., 3527 North Ridge Road, Wichita, Kansas 67205. We review all incoming communications from interested parties and route such communications (except for mass mailings, product complaints or inquiries, job inquiries, business solicitations and patently offensive or otherwise inappropriate material) to the appropriate member(s) of the Board consistent with the instructions provided by each such member with respect to how such director would like to receive direct communications.
Our Chief Legal Officer will determine whether a response to any communication from interested parties is necessary or appropriate and will provide a report to the Nominating and Corporate Governance Committee on a quarterly basis of any communications received from interested parties to which the Legal Department has responded. This procedure does not apply to communications to non-employee directors from our officers or directors who are also stockholders or to stockholder proposals submitted pursuant to Rule 14a-8 under the Securities Exchange Act of 1934 (the “Exchange Act”).

PROPOSAL 1 – ELECTION OF DIRECTORS
Our Board consists of 11 directors. Prior to our annual meeting in 2020, our Certificate provided that the Board was divided into three classes, with each class to be as nearly equal in number as possible, with each class of directors serving a three-year term. Following approval by our stockholders at our annual meeting in 2020, our Certificate was amended to provide that (i) the directors standing for election at this Annual Meeting will stand for election for one-year terms; (ii) the directors standing for election at our 2022 annual meeting, which will include the directors elected in 2021, will stand for election for one-year terms; and (iii) beginning in 2023, all directors will stand for election for one-year terms at the annual meeting. Accordingly, in 2023, our Board will be fully declassified.
As noted above in “Corporate Governance—Diversity,” our Board members bring diverse backgrounds and experience to the Board that inform the Board’s oversight function. Among other things, the Board believes it is important to have individuals on the Board with one or a combination of the following skills and experiences:
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Consumer Finance and Technology Experience. We are a technology-enabled, highly-diversified, multi-channel and multi-product consumer finance company. Given the nature of our business, we believe it is important for members of the Board collectively to have experience in the industry in which we operate to provide insights into areas that are critical to our success.

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Leadership Experience. The Board believes that directors with significant leadership experience, including chief executive officer, chief financial officer, chief operating officer, chief compliance officer and chief human resources officer, provide it with special insights, including organization development and leadership practices, and individuals with this experience help the Company identify and develop its own leadership talent. They demonstrate a practical understanding of organizations, process, strategy, risk management, compliance, human capital and the methods to drive change and growth. These individuals also provide the Company with a valuable network of contacts and relationships.

•
Finance Experience. The Company uses financial metrics in managing its overall operations and the operations of its segments. The Company and its stockholders require accurate and insightful financial tracking and reporting. The Board seeks directors that understand finance and financial reporting processes, including directors who are financially literate and who qualify as audit committee financial experts. Experience as members of audit committees of other boards of directors also gives directors insight into best audit committee practices.

•
Public and Private Company Experience. The Board believes it is important to have directors who are familiar with the regulatory and compliance requirements and environment for publicly traded companies, and to have directors who have experience applying an entrepreneurial focus to building a company or a segment/business unit.

We believe that our Board collectively possesses these types of experience. Below is a summary of each director’s most relevant experience.
As recommended by the Nominating and Corporate Governance Committee, our Board has nominated Don Gayhardt, David Kirchheimer, Mike McKnight and Elizabeth Webster for one-year terms expiring at the 2022 annual meeting of stockholders. Each proposed nominee is willing to serve as a director if elected. However, if a nominee is unable to serve or is otherwise unavailable for election, which is not contemplated, our incumbent Board may or may not select a substitute nominee. If a substitute nominee is selected, your shares will be voted for the substitute nominee (unless you give other instructions). If a substitute nominee is not selected, your shares will be voted for the remaining nominee. Proxies will not be voted for more than three nominees.
Biographical information for each nominee and each current director who will continue to serve after the Annual Meeting is presented below. Except as otherwise indicated, each nominee and current director has had the same principal employment for over five years.

Nominees for Terms Expiring in 2022
Don Gayhardt, 56, has served as our Chief Executive Officer since 2012, on our Board since 2012 and as our President from 2013 to January 2021. Prior to joining us, Mr. Gayhardt served in various capacities at Dollar Financial Corp. (now known as DFC Global Corp.) from 1990 to 2008, including President and a member of the board of directors from 1998 to 2008. During his time with Dollar Financial, the company expanded from 60 stores to over 1,100 and revenue increased from $14 million to over $550 million. Since 2008, Mr. Gayhardt has been an investor and advisor to a number of finance, financial technology and retail businesses. Mr. Gayhardt served on the board of directors of Beneficial Bancorp Inc. until March 2019 when it merged into WSFS Financial Corporation. Mr. Gayhardt earned his Bachelor of Business Administration degree in Accounting from the University of Notre Dame.
Mr. Gayhardt has a breadth of experience leading large and diverse consumer financial services companies and driving growth both organically and through acquisitions. We believe Mr. Gayhardt’s deep knowledge of the consumer finance industry and its regulatory environment coupled with his extensive leadership experience and strategic insight qualifies him to serve as a member of our Board.
David M. Kirchheimer, 65, has served on our Board since December 2018. Mr. Kirchheimer is an advisory partner at Oaktree Capital Management, L.P., a global investment manager specializing in alternative investments (“Oaktree”), where he previously served as Chief Financial Officer from its founding in 1995 until his retirement in 2017. Mr. Kirchheimer also served as Oaktree’s Chief Administrative Officer and head of accounting during most of his tenure. Mr. Kirchheimer served on the board of directors of Oaktree’s holding-company affiliate from its formation in 2007 until his retirement, during which time the affiliate became a public company in 2012. Prior to Oaktree, Mr. Kirchheimer held senior financial management positions with Ticketmaster Corporation, Republic Pictures Corporation and The Zond Group. Mr. Kirchheimer started his career as an auditor at Price Waterhouse (now PricewaterhouseCoopers). Mr. Kirchheimer serves on the board of directors of Nuveen Churchill Direct Lending Corp. Mr. Kirchheimer holds an MBA from the University of Chicago’s Booth School of Business and a BA from Colorado College.
Mr. Kirchheimer has extensive experience leading financial and accounting teams and public company executive and board experience. We believe Mr. Kirchheimer’s strong understanding of financial reporting and business controls qualifies him to serve as a member of our Board.
Mike McKnight, 54, co-founded the Company and has served on our Board since 1997. From 1997 to 2008, Mr. McKnight served as Vice President of the Company and was involved with the Company’s strategic direction and governmental affairs. Mr. McKnight initially managed loan office operations, and then later directed the real estate, construction, media and marketing arms of the Company, utilizing his prior career as a radio advertising executive to build a successful advertising campaign. Mr. McKnight co-owns with Doug Rippel and Chad Faulkner (the “Founders”) certain real estate companies from which we lease some of our corporate stores and offices. From 2010 until 2014, Mr. McKnight served as the Managing Member of Gusto, LLC, a Domino’s Pizza franchisee in Kansas and Western Missouri. Since 2011, Mr. McKnight has served as a director of Gusto, LLC, Decorus Investments, LLC and CDM Development, LLC, and has been a Partner of Tacoma Capital since 2016. Mr. McKnight earned a Bachelor of Science degree in Journalism from Kansas State University.
As a founder of the Company, Mr. McKnight was instrumental in developing the Company’s early strategic direction, including marketing and real estate. We believe Mr. McKnight’s deep understanding of our business and the consumer finance industry qualifies him to serve as a member of our Board.
Elizabeth Webster, 67, has served on our Board since July 2019. Ms. Webster, a human resources executive with more than 25 years of experience, retired in 2019 as Executive Vice President, Head of Human Resources from TD Bank, America’s Most Convenient Bank, a member of TD Bank Group and a subsidiary of The Toronto-Dominion Bank of Toronto, Canada NA (NYSE: TD). Prior to leading the human resources function at TD Bank, Ms. Webster served as Citigroup, Inc.’s Senior Human Resources Officer and Managing Director for the Global Consumer Bank. Prior to that time, Ms. Webster held both business and human resources roles of increasing responsibility at FMR LLC (Fidelity), most recently serving as EVP, Human Resources for Fidelity Brokerage Company and then EVP, Human Resources for Fidelity Human Resources

Services. Ms. Webster began her career as a Partner at Harbridge House Inc., a training and development consulting firm. Ms. Webster holds an MBA from Carroll School, Boston College and a BS in Education and Psychology from the University of Massachusetts at Lowell.
Ms. Webster has significant experience leading human capital organizations at multi-national companies. We believe Ms. Webster’s understanding of the importance of human capital in underpinning company operations and growth qualifies her to serve as a member of our Board.
Your Board of Directors unanimously recommends that you vote FOR each of the above-listed nominees.
Continuing Directors with Terms Expiring in 2022
Chad Faulkner, 53, co-founded the Company and has served on our Board since 1997. Mr. Faulkner served as our President and Chief Operating Officer from 1997 to 2013. As one of our founders, he led the Company in its entire geographic and product expansion. Mr. Faulkner also serves as a director of certain of our wholly-owned subsidiaries. Mr. Faulkner serves as a director of several private companies. Mr. Faulkner has served as Chief Executive Officer of Sports Academy since 2015. Mr. Faulkner co-owns with the other Founders certain real estate companies from which we lease some of our corporate stores and offices. Mr. Faulkner holds a Bachelor of Science degree from Kansas State University and is a graduate of the Executive Program at the Anderson School of Business—University of California Los Angeles.
As a founder of the Company, Mr. Faulkner has a keen understanding of the industry in which we operate and the drivers of its growth. We believe Mr. Faulkner’s experience in the consumer finance industry combined with his varied leadership experience qualifies him to serve as a member of our Board.
Andrew Frawley, 58, has served on our Board since 2017. Mr. Frawley has served as the Chief Executive Officer and Vice Chairman of the board of directors of V12 Data, a provider of marketing data and technology solutions, since 2018. Mr. Frawley is also the Chief Executive Officer of AJ Frawley & Associates LLC, a consulting firm providing services to private equity firms and brands. Mr. Frawley previously served as Chief Executive Officer of Epsilon, a segment of Alliance Data Systems Corporation (NYSE: ADS) from December 2014 to September 2016. Prior to that, he served as Epsilon’s President from 2012 to 2014 and as its President of Marketing Technology from 2009 to 2011. Mr. Frawley serves as the Chairman of the board of directors of a private company and serves as a member of the boards of directors of another private company and a trade association. Mr. Frawley previously served as a member of the board of directors of Fluent, LLC (NASDAQ: FLNT). Mr. Frawley earned a Master of Business Administration from Babson College and a Bachelor of Science in Finance from The University of Maine.
Mr. Frawley has extensive executive and operating experience leading varied marketing organizations. We believe that Mr. Frawley’s diverse leadership skills coupled with his insight into executive compensation matters qualifies him to serve as a member of our Board and as Chairperson of our Compensation Committee.
Gillian Van Schaick, 58, has served on our Board since July 2019. Ms. Van Schaick, a risk management executive and chief compliance officer with more than 30 years of experience in the financial services industry, served as Executive Vice President and Head of US Regulatory Compliance at HBSC from 2012 to 2018. Prior to her tenure at HBSC, a multinational banking and financial services holding company, Ms. Van Schaick served in a variety of leadership positions at JPMorgan Chase for 25 years, including SVP and Chief Compliance Officer for its Retail Financial Services, Treasury and Security Services and Commercial Banking divisions. Earlier in her career, Ms. Van Schaick served as Vice President at Goldman Sachs & Co. in its Operations, Technology and Finance Division from 1993 to 1995. Ms. Van Schaick is involved in her community, serving as vice-chair of the board of trustees of the Loyola School, an independent high school in New York City. Ms. Van Schaick holds an MBA in Finance from Columbia University and a BS in Mathematics and French from Georgetown University. Ms. Van Schaick is also a graduate of the ABA Compliance School and ABA Graduate Compliance School.
Ms. Van Schaick has extensive experience in the financial services industry as a risk management and compliance executive. We believe that Ms. Van Schaick’s deep experience in compliance and risk management qualifies her to serve as a member of our Board and as Chairperson of our Risk and Compliance Committee.

Karen Winterhof, 33, has served on our Board since 2016. Ms. Winterhof currently serves as a Director with FFL Partners. Prior to joining FFL Partners in 2015, Ms. Winterhof was an associate at Highbridge Principal Strategies from 2013 to 2015 in the Specialty Loan Fund, where she participated in evaluating and executing senior debt investments and had ongoing responsibilities with portfolio investments across a variety of industries. Prior to that, she was a private equity associate at Clayton, Dubilier & Rice in New York from 2011to 2013. Ms. Winterhof also currently serves on the board of directors of Orthodontic Partners and US Orthopedic Partners. Ms. Winterhof received a Bachelor of Science in Engineering in Operations Research and Financial Engineering from Princeton University.
Ms. Winterhof has significant experience in evaluating diverse portfolio investments. We believe Ms. Winterhof’s insight into how companies drive value coupled with her board service at numerous companies qualifies her to serve as a member of our Board and as Chairperson of our Strategy and Corporate Development Committee.
Continuing Directors with Terms Expiring in 2023
Chris Masto, 53, has served on our Board since 2008 and as Lead Independent Director since April 2020. Mr. Masto is Co-Founder and Senior Advisor at FFL Partners, a private equity firm, which he co-founded in 1997 and where, until 2017, he served as a Partner, member of the Investment Committee and member of firm leadership. Mr. Masto transitioned to a Senior Advisor role in 2017. Prior to co-founding FFL Partners, Mr. Masto worked as a management consultant with Bain & Company and an investment banker at Morgan Stanley & Co. (NYSE: MS). Mr. Masto also currently serves on the board of directors of VolunteerMatch.org, is Co-Chair of Resident Home Inc. and is an Advisory Board Member of Valo Ventures. He was previously a director of Tempur Sealy International, Inc. (NYSE: TPX) and Chairman of TriTech Software Systems. Mr. Masto graduated magna cum laude from Brown University with a Bachelor of Science degree in Electrical Engineering, and received a Master of Business Administration from Harvard Business School.
Mr. Masto is a veteran investor and board member with significant experience in private equity, management consulting and investment banking. We believe Mr. Masto’s deep financial, analytical, strategic and investment skills and his extensive experience on public and private boards qualify him to serve as a member of our Board, as our Lead Independent Director and as Chairperson of our Nominating and Corporate Governance Committee.
Doug Rippel, 54, co-founded the Company and has served as our Executive Chairman of the Board since 2012. Mr. Rippel was our Chairman of the Board from 2008 to 2012, our Chief Executive Officer from 1997 to 2012 and our Secretary and Treasurer from 1997 to 2008. As one of our founders, he led the Company in its geographic and product expansion. Mr. Rippel also serves as a director of certain of our wholly-owned subsidiaries. Mr. Rippel serves as a director of several private companies. Mr. Rippel co-owns with the other Founders certain real estate companies from which we lease some of our corporate stores and offices. Mr. Rippel has also served as the Chief Executive Officer of American First Finance, which specializes in finance at point of sale, since 2013. Mr. Rippel holds a Bachelor of Science degree in Electrical Engineering from Kansas State University and a Master of Business Administration from Wichita State University.
As a founder of the Company, Mr. Rippel deeply understands the industry in which we operate and the regulatory and compliance risks facing it. We believe Mr. Rippel’s extensive experience in the consumer finance industry combined with his varied leadership experience and keen insight into building successful teams qualifies him to serve as our Executive Chairman and a member of our Board.
Dale E. Williams, 58, has served on our Board since 2017. From 2003 to 2015, Mr. Williams served as Executive Vice President and Chief Financial Officer of Tempur Sealy International, Inc. (NYSE: TPX). From 2001 through 2002, Mr. Williams served as Vice President and Chief Financial Officer of Honeywell Control Products, a division of Honeywell International Inc. (NYSE: HON). From 2000 to 2001, Mr. Williams served as Vice President and Chief Financial Officer of Saga Systems, Inc./Software AG, Inc. Prior to that, Mr. Williams spent 15 years in various management positions at General Electric Company (NYSE: GE). Mr. Williams also currently serves on the board of directors of Intralink-Spine and Xooker, LLC. Mr. Williams received a Bachelor of Science in Finance from Indiana University.
Mr. Williams is a demonstrated leader with deep management experience at public companies. We believe Mr. Williams’ significant experience in finance and accounting responsibilities qualifies him to serve as a member of our Board and as Chairperson of our Audit Committee.

EXECUTIVE OFFICERS
In addition to Mr. Gayhardt, our Chief Executive Officer, whose biographical information appears in “Proposal 1—Election of Directors,” set forth below are the names, ages and biographical information for each our current executive officers. Except as otherwise indicated, each executive officer has had the same principal employment for over five years.
Name	Age	Position
William Baker	40	President and Chief Operating Officer
Roger Dean	58	Executive Vice President, Chief Financial Officer and Treasurer
Terry Pittman	63	Executive Vice President and Chief Information Officer
Vin Thomas	44	Chief Legal Officer and Corporate Secretary
David Strano	41	Senior Vice President and Chief Accounting Officer
William Baker has served as our President since January 2021 and Chief Operating Officer since 2016. Mr. Baker was an Executive Vice President from 2016 until January 2021, our Chief Marketing Officer from 2011 until 2016 and Vice President of Marketing and Business Development from 2007 until 2011. Mr. Baker earned a Bachelor of Science Degree in Integrated Marketing Communications from Gannon University.
Roger Dean has served as our Executive Vice President, Chief Financial Officer and Treasurer since joining us in 2016. Prior to joining the Company, Mr. Dean served as Chief Financial Officer for CNG Holdings, Inc. from 2005 to 2016. Mr. Dean previously was Senior Vice President, Controller with Fifth Third Bancorp and a Senior Manager with Deloitte. Mr. Dean earned his Bachelor of Science in Accountancy from Miami University, Oxford, Ohio.
Terry Pittman has served as Chief Information Officer since 2003, and has been an Executive Vice President since 2016. Mr. Pittman holds a Bachelor of Science degree from Wichita State University in Computer Science.
Vin Thomas has served as our Chief Legal Officer since 2014 and Corporate Secretary since 2016. Mr. Thomas previously served as General Counsel and Assistant Secretary at TMX Finance LLC from 2009 to 2014. Prior to his tenure with TMX Finance LLC, Mr. Thomas was in the private practice of law. Mr. Thomas holds a Bachelor of Arts, cum laude, from the University of Georgia, and a juris doctor degree from the Mercer University School of Law.
David Strano has served as our Chief Accounting Officer since 2017, and has been a Senior Vice President since January 2021. Mr. Strano previously served as Director, Finance Solutions at Vantiv, Inc. (now known as Fidelity National Information Services, Inc.) (NYSE: FIS) from 2016 to 2017. From 2013 to 2016, Mr. Strano served as Vice President, Corporate Controller at CNG Holdings, Inc. Prior to his tenure at CNG Holdings, Mr. Strano served as Director, External Reporting and Technical Accounting at Convergys Corporation (NYSE: CVG) from 2009 to 2013. Mr. Strano holds a Bachelor of Science in Business Administration from the Georgetown University McDonough School of Business.

NON-EMPLOYEE DIRECTOR COMPENSATION
In 2020, our compensation program for non-employee directors was as follows:
	Cash ($)(1)	Restricted Stock Units ($)(2)
Annual director retainer	$65,000	Number of restricted stock units equal to $100,000
Chairman annual retainer	40,000	—
Lead Independent Director annual retainer	25,000	—
Audit Committee chairperson annual retainer	15,000	—
Audit Committee member annual retainer	10,000	—
Compensation Committee chairperson annual retainer	13,000	—
Compensation Committee member annual retainer	9,000	—
Nominating and Corporate Governance Committee chairperson annual retainer	10,000	—
Nominating and Corporate Governance Committee member annual retainer	7,500	—
Risk and Compliance Committee chairperson annual retainer	13,000	—
Risk and Compliance Committee member annual retainer	9,000	—
Strategy and Corporate Development Committee chairperson annual retainer	13,000	—
Strategy and Corporate Development Committee member annual retainer	9,000	—

(1)
Our Board established the Strategy and Corporate Development Committee in October 2020.

(2)
The value reported in this column reflects the value of grants of restricted stock units to be made to our non-employee directors on the date of each of our annual meetings of stockholders. The annual restricted stock unit grant represents the right to receive a number of shares of our common stock valued by dividing $100,000 by the closing price of our common stock reported on the NYSE (rounded down to the nearest whole share) on the date of such annual meeting, or if the closing price is not reported on such date, the closing price reported on the most recent date prior to the annual meeting. The restricted stock units will vest at the next annual meeting of our stockholders following the date of grant.

Effective January 1, 2021, the Board of Directors approved an increase in the compensation program for non-employee directors as follows:
	Cash ($)	Restricted Stock Units ($)(1)
Annual director retainer	$65,000	Number of restricted stock units equal to $140,000
Chairman annual retainer	40,000	—
Lead Independent Director annual retainer	25,000	—
Audit Committee chairperson annual retainer	25,000	—
Audit Committee member annual retainer	10,000	—
Compensation Committee chairperson annual retainer	15,000	—
Compensation Committee member annual retainer	9,000	—
Nominating and Corporate Governance Committee chairperson annual retainer	15,000	—
Nominating and Corporate Governance Committee member annual retainer	7,500	—
Risk and Compliance Committee chairperson annual retainer	15,000	—
Risk and Compliance Committee member annual retainer	9,000	—
Strategy and Corporate Development Committee chairperson annual retainer	15,000	—
Strategy and Corporate Development Committee member annual retainer	9,000	—

(1)
Details regarding the value reported in this column are described in footnote 2 in the table directly above.

The following table sets forth the compensation paid to our non-employee directors for service in 2020:
Name	Fees Earned or Paid in Cash	Restricted Stock Unit Awards(1)(2)	Total
Doug Rippel	$114,000	$100,000	$214,000
Chad Faulkner	74,000	100,000	174,000
Andrew Frawley	106,000	100,000	206,000
David Kirchheimer	93,000	100,000	193,000
Chris Masto	125,500	100,000	225,500
Mike McKnight	65,000	100,000	165,000
Gillian Van Schaick	97,000	100,000	197,000
Elizabeth Webster	92,000	100,000	192,000
Dale E. Williams	97,500	100,000	197,500
Karen Winterhof	103,500	100,000	203,500

(1)
The amount reported for awards of restricted stock units represents the grant date fair value of restricted stock units granted to each non-employee director, calculated in accordance with FASB ASC Topic 718. We value restricted stock units using the closing price of our common stock reported on the NYSE on the grant date. For additional valuation assumptions, see Note 11, Share-Based Compensation, to our Consolidated Financial Statements for the fiscal year ended December 31, 2020. The value in this column may not correspond to the actual value that each director will realize at the time that the restricted stock units vest.

(2)
The table below shows the number of outstanding unvested restricted stock units held by each non-employee director as of December 31, 2020. Restricted stock units vest on the date of our annual meeting of stockholders in the year after they are granted.

Name	Restricted Stock Units
Doug Rippel	10,764
Chad Faulkner	10,764
Andrew Frawley	10,764
David Kirchheimer	10,764
Chris Masto	10,764
Mike McKnight	10,764
Gillian Van Schaick	10,764
Elizabeth Webster	10,764
Dale E. Williams	10,764
Karen Winterhof(a)	10,764

(a)
Restricted stock units granted to Ms. Winterhof in her role as a director are transferred upon vesting pursuant to a share transfer agreement to FFL Partners, LLC, who is the beneficial owner of such units.

For information on compensation paid in 2020 to Mr. Gayhardt, our Chief Executive Officer, who has served on our Board since 2012, see “Executive Compensation.” Mr. Gayhardt does not receive any compensation related to his service as a director of the Company.
Stock Ownership Guidelines for Non-Employee Directors
The Board recently increased the stock ownership guidelines applicable to non-employee directors. Beginning January 1, 2021, each non-employee director must beneficially own a number of shares of Company common stock having a value equal to five times the annual director retainer as identified above (increased from three times). All non-employee directors meet the required guidelines, except that Mses. Van Schaick and Webster are on track to meet the guidelines given that they joined our Board in July 2019. We believe that these guidelines further align the interests of directors and stockholders. Please see “Executive Compensation—Narrative to Summary Compensation Table—Stock Ownership Guidelines” for additional information regarding the guidelines.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
Five Percent Stockholders
The following table sets forth information as to those holders known to us to be the beneficial owners of more than 5% of our outstanding shares of common stock as of April 1, 2021:
Name and Address(1)	Shares Beneficially Owned
	Number of Shares	Percent of Class(2)
Empyrean Capital Overseas Master Fund, Ltd.(3)	2,128,773	5.11%

(1)
The number of shares of our common stock beneficially owned by our Founders, each of whom individually owns more than 5% of our outstanding stock, is show in “—Stock Ownership of Management” below.

(2)
As of April 1, 2021, based on 41,623,779 shares outstanding on that date.

(3)
Based on information set forth in Schedule 13G filed February 22, 2021. The Schedule 13G indicates that each of (i) Empyrean Capital Overseas Master Fund, Ltd., (ii) Empyrean Capital Partners, LP; and (iii) Amos Meron, managing member of Empyrean Capital, LLC, the general partner of Empyrean Capital Partners, LP have shared voting and dispositive power over 2,128,773 shares of our common stock. Collectively, we refer to these related holders as “Empyrean Holders.” The address of the Empyrean Holders is c/o Empyrean Capital Partners, LP, 10250 Constellation Boulevard, Suite 2950, Los Angeles, California 90067.

Stock Ownership of Management
The following table sets forth the number of shares of common stock beneficially owned as of April 1, 2021 by each of our directors and named executive officers (defined below under “Executive Compensation—Summary Compensation Table”) and all of our directors and executive officers as a group.
To our knowledge, except under community property laws, the persons named below have sole voting and dispositive power over their shares of our common stock. None of the shares reported below are pledged as security or have been placed in a margin account by any executive officer or director.
Name	Shares Beneficially Owned
	Number of Shares(1)	Percent of Class(2)
Chad Faulkner(3)	6,393,736	15.36%
Andrew Frawley	24,195	*
Chris Masto	263,161	*
David Kirchheimer(4)	29,094	*
Mike McKnight(5)	6,407,719	15.39
Doug Rippel(6)	6,907,719	16.60
Gillian Van Schaick	7,789	*
Elizabeth Webster	7,789	*
Dale E. Williams	39,195	*
Karen Winterhof(7)	14,285	*
Don Gayhardt	847,184	2.00
William Baker	227,088	*
Terry Pittman	107,439	*
All directors and executive officers as a group (16 persons)	21,723,451	52.19%

*
Represents beneficial ownership of less than 1%.

(1)
Includes shares that may be acquired by the exercise of stock options and the vesting of restricted stock units granted under our equity compensation plans within 60 days after April 1, 2021 as follows:

Name		Restricted Stock
	Options (#)	Units (#)
Chad Faulkner	—	—
Andrew Frawley	—	—
David Kirchheimer	—	—
Chris Masto	—	—
Mike McKnight	—	—
Doug Rippel	—	—
Gillian Van Schaick	—	—
Elizabeth Webster	—	—
Dale E. Williams	—	—
Karen Winterhof	—	—
Don Gayhardt	566,556	—
William Baker	118,044	—
Terry Pittman	43,920	—
Directors and executive officers as a group	972,312	—

(2)
As of April 1, 2021, based on 41,623,779 shares outstanding on that date.

(3)
Of the reported amount, 3,184,758 shares are held of record by the Exempt Family Trust c/u Leah M. Faulkner 2017 Dynasty Trust and 3,184,783 shares are held of record by the Exempt Family Trust

c/u Chadwick H. Faulkner 2017 Dynasty Trust. Mr. Faulkner is the adviser of both trusts. Mr. Faulkner disclaims beneficial ownership of the shares held by these trusts except to the extent of his pecuniary interest therein.
(4)
Of the reported amount, 13,619 shares are held of record by Mr. Kirchheimer and 15,475 shares are held of record by the David and Sharon Living Trust dtd 2/20/2002, of which Mr. Kirchheimer is co-trustee.

(5)
Of the reported amount, 6,383,524 shares are held of record by McKnight Holdings, LLC. Mr. McKnight is the sole member of McKnight Holdings, LLC.

(6)
Of the reported amount, 6,883,524 shares are held of record by Rippel Holdings, LLC. Mr. Rippel is the sole member of Rippel Holdings, LLC.

(7)
Restricted stock units granted to Ms. Winterhof in her role as a director are transferred upon vesting pursuant to a share transfer agreement to FFL Partners, LLC, who is the beneficial owner of such units, and are not reflected in this table.

MANAGEMENT’S ASSESSMENT OF 2020 PERFORMANCE
In 2020, like many businesses across numerous industries, we faced far-reaching, and at times uncertain, impacts of the COVID-19 pandemic and the resulting severe economic downturn, including reduced revenue and profit levels. Despite these challenges, throughout 2020 and continuing into 2021, we remained focused on protecting the health and well-being of our employees, customers and the communities in which we serve, while assuring the continuity of our business operations. We are considered an essential financial service in each of the geographic markets we serve and therefore our stores remained open during the pandemic to facilitate the needs of our customers during local government lock down orders.
We are optimistic that our business is resilient and we are well-positioned for growth during this continuing uncertain time. Early after the onset of the pandemic, we established processes and procedures to help ensure that we could continue to operate safely for both our employees and customers, and we have modified those processes and procedures when necessary to respond to the changing dynamics of the pandemic and its effects. In 2020, we took the following proactive steps to limit the impact of COVID-19:
•
Established an enhanced Customer Care Program. To better serve our customers as they faced unprecedented economic challenges and uncertainties during the COVID-19 pandemic, we established an enhanced Customer Care Program that enables our team members to provide relief to customers in various ways ranging from due date extensions, interest or fee forgiveness, payment waivers or extended payment plans, depending on a customer’s individual circumstances. As of March 14, 2021, we had granted concessions on more than 86,000 loans, or 17% of our active loans, and waived approximately $6.2 million in payments and late fees and $1.4 million of fees related to the cashing of $79 million of stimulus checks. We also temporarily suspended certain returned item fees. Relief under the program was in effect through March 2021.

•
Made adjustments to our credit underwriting models. We initially tightened our approval rates and enhanced our employment and income verification practices for both store and online lending platforms. We later adapted these models to changes in demand throughout the year.

•
Implemented work-from-home protocols. Virtually all of our approximately 1,100 contact center and corporate support personnel in Wichita, Toronto and Chicago worked remotely from the beginning of the pandemic. For our frontline store employees, customers and communities in which we serve, we implemented additional and enhanced safety protocols such as social distancing guidelines and routine store cleaning. We also temporarily closed a number of stores for a limited time for suspected or confirmed infections. Our experienced teams across our company adapted quickly to the changes and have managed our business successfully during this challenging time.

While our teams on the frontline responded with urgency and passion to address the needs of our customers and communities, we also made strategic and opportunistic investments throughout the year to continue our growth and expand the value of our business in the long term, including the following:
•
Continued increase in Open-End revenue driven by related loan growth. Despite the impact of COVID-19, revenue for our Open-End loan product was $249.5 million for the year ended December 31, 2020, an increase of 1.7% over the prior year. The increase was driven by our successful transition to and continued growth in Open-End loans in Canada, where revenue increased $17.6 million, or 18.1%. Consolidated Open-End loans totaled $358.9 million as of December 31, 2020 compared to $335.5 million as of December 31, 2019.

•
Successful investment in Katapult Holdings, Inc. (“Katapult”). We made our first investment in Katapult in 2017 and to date, our cumulative cash investment in Katapult is $27.5 million. In December 2020, Katapult and FinServ Acquisition Corp. (NASDAQ: FSRV), a publicly-traded special purpose acquisition company, announced their intent to merge, which resulted in an implied pro forma enterprise value for the combined entity at nearly $1.0 billion at the time of announcement. Immediately prior to the announcement, we owned approximately 40% of Katapult on a fully diluted basis. Upon closing, the merger is expected to provide us a combination of cash and stock consideration between approximately $480 million and $495 million (based on the market value of FinServ stock on March 15, 2021). We expect Katapult will contribute to our long-term growth trajectory through both our ownership stake in the form of earnings and through cash we expect to receive, net of tax, upon closing of the Katapult and FinServ merger. We will retain an ownership stake in Katapult of at least 21% on a fully diluted basis.
•
Successful preservation of our liquidity. At the beginning of the COVID-19 pandemic in early 2020, we took various steps to preserve our liquidity including the cancelation of the 2020 short-term incentive plan, termination of our $25 million share repurchase program and temporary tightening of underwriting policies that we have since returned to more normal levels. We ended the fourth quarter of 2020 with $213.3 million in cash and $310.5 million of liquidity (including undrawn capacity on revolving credit facilities, which is subject to continued collateral performance for the asset backed facilities and covenant compliance) compared to $75.2 million in cash and $187.8 million of liquidity at the end of 2019.

•
Completed acquisition of Ad Astra. We completed our acquisition of Ad Astra Recovery Services, Inc. (“Ad Astra”) on January 3, 2020, which had been our exclusive provider of third-party collection services for the U.S. business, resulting in cost savings of $5.9 million compared to the prior year.

•
New Asset-Backed Revolving Credit Facility. On April 8, 2020, we announced the closing of a new Asset-Backed Revolving Credit Facility to provide financing for U.S. Unsecured Installment and Open-End loans. On July 31, 2020, we closed on additional commitments bringing the total borrowing capacity on the Non-Recourse U.S. SPV Facility up to $200.0 million.

•
Returned capital to stockholders. We instituted a cash dividend policy in the first quarter of 2020, with dividend payments made to stockholders in February, May, August and November 2020 of $0.055 per share ($0.22 annualized), returning $9.1 million to stockholders in 2020.

•
Positioned for additional growth in Canada through our acquisition of Flexiti Financial Inc. (“Flexiti”). In March 2021, we completed the acquisition of Flexiti, an emerging growth Canadian point-of-sale (“POS”) / buy-now-pay-later provider, for $86 million at the time of closing and contingent consideration of up to $36 million based on certain earnings metrics. The acquisition of Flexiti provides us instant capability and scale opportunity in Canada’s credit card and POS financing markets. Flexiti has experienced strong growth with originations increasing from C$49 million in 2017 to C$292 million in 2020. Through the company’s award-winning FinTech platform and proprietary technology, customers can be approved instantly to shop with their FlexitiCard, which can be used online or in-store to make additional purchases, within their credit limit, without needing to reapply. The acquisition of Flexiti provides us a high-growth engine and further diversifies our revenue and channel mix by product and geography.

EXECUTIVE COMPENSATION
Executive Summary
The objective of our executive compensation programs is to compensate our executive officers competitively and align the economic interests of our executive officers with those of our stockholders. With this goal in mind, our executive compensation programs are linked to performance and reward our named executive officers for achievement of financial objectives that we believe will drive stockholder value. This design incentivizes and rewards our named executive officers for the achievement of our short-term (annual) goals and helps to focus them on our longer-term strategic goals, while discouraging excessive risk taking.
Overview of Executive Compensation
Our executive compensation philosophy is to align executive compensation decisions with our desired business outcomes, strategy and performance. Our executive compensation approach seeks to create long-term stockholder value while aligning the compensation packages of executive officers, including named executive officers, to our peer group and broader market surveys. The primary objectives of our executive compensation programs are:
Pay-for-Performance	A significant portion of compensation for executive officers is at-risk and performance-based with metrics that align total compensation with the Company’s growth strategy, annual financial objectives and performance of our stock. At-risk compensation includes short-term cash incentives and long-term incentives in the form of equity awards.
Alignment with Stockholders	Our compensation programs align executive officers’ interests with those of our stockholders, by providing equity-based forms of compensation and tying pay to Company and stock performance. We maintain stock ownership guidelines for all Section 16 officers and we remain committed to a culture of shared success through long-term equity awards.
Competitive Appeal	Our compensation programs’ goals are to attract, reward and retain talented and highly-qualified executive officers whose abilities and leadership are critical to our success and competitive advantage. We use market-based compensation information to align each executive officer’s compensation to his or her position, responsibilities and impact.
Drive Future Growth	We use our compensation programs to invest in and reward talent with the greatest potential to drive the long-term growth of our Company, while holding employees accountable to the Company’s strategy and values.
We review and evaluate our compensation programs, practices and policies at least annually. We modify our compensation programs to address evolving best practices and factors we believe will motivate our employees, including named executive officers, to perform in the best interests of our stockholders. We have provided below some of the more significant practices and recent modifications:

•
Base Salaries. Base salary is the only fixed component of our named executive officers’ total compensation package. Our annual salary review process is based on our overall annual budget guidelines as well as individual performance, internal equity and an assessment of the impact of specific roles, which we then benchmark against our peer group. In February 2020, our Board increased the base salaries of named executive officers by 4% from the 2019 levels and in January 2021, our Board increased the base salaries of named executive officers ranging from 0% to 3% from the 2020 levels.

•
Performance-Based Compensation

Short-Term Incentive Compensation. We pay our executive officers, including named executive officers, for annual performance through a short-term incentive plan. Short-term incentive plan compensation earned by all participating employees, including named executive officers is tied to specific, measurable, identified corporate financial objectives. Until 2020, our Chief Executive Officer was eligible to receive short-term incentive compensation based solely on achievement of corporate financial objectives, while other named executive officers were entitled to earn short-term incentive compensation based upon corporate financial and personal objectives. In February 2020, we strengthened our pay-for-performance approach by providing for short-term incentive compensation only upon the achievement of specific, measurable, identified corporate financial objectives for all participating employees, including named executive officers.
In light of COVID-19 and its impact on our employees, customers and business, our Board cancelled our 2020 short-term incentive program in April 2020. Given the apparent diminishing impact of COVID-19, our Board of Directors expects to approve a short-term incentive compensation program in the second quarter of 2021 for participating employees, including our named executive officers, for 2021 performance.
Long-Term Incentive Compensation. In 2020, our executive officers, including our named executive officers, received an award of restricted stock units based on a percentage of their annual base salary at time of grant, 50% of which vests ratably over three years and 50% of which vests on the last day of the performance period if the identified performance objective is achieved. We have continued this performance-based approach to long-term incentive compensation for our named executive officers in 2021. Our Compensation Committee reviews our long-term compensation program on an annual basis to determine the appropriate focus on stock price appreciation and retention, while continuing to maximize motivation and align executive officers with stockholder interests.
Discretionary Bonus. In December 2020, our Board approved a one-time discretionary bonus for corporate, store and customer contact center leadership, including our named executive officers, due to the extraordinary efforts of these individuals in responding to COVID-19 across our business in the areas of business continuity, employee safety and security, expense management, cash and liquidity management and important community initiatives.
•
Incentive Compensation Recoupment Policy. Our Board has approved an Incentive Compensation Recoupment Policy that allows us, in the event that there is a restatement of our financial results due to the Company’s material noncompliance with any financial reporting requirement, to recoup all short-term and long-term incentive compensation (whether in the form of cash, equity or other property), which was awarded, earned, vested or paid to a current or former Section 16 officer, including named executive officers, based, in whole or in part, on the Company’s achievement of one or more financial measures during the three completed fiscal years preceding the restatement.

•
Stock Ownership Guidelines. Our stock ownership guidelines for Section 16 officers, including named executive officers, further align executive officer and stockholder interests. These individuals are required to beneficially own a number of shares of Company common stock having a value as determined below:

Individual	Multiple
Chief Executive Officer	5x base salary
Other Section 16 Officers	2x base salary
These individuals must retain 50% of the equity we grant to them (net of applicable taxes) until the guidelines are achieved. Individuals have five years from the date they become subject to the guidelines to meet the ownership levels. All named executive officers exceed the applicable ownership requirements.
•
Double Trigger Change in Control Agreements. Our named executive officers will receive specified payments in the event of a change in control of our Company. The payments are considered “double trigger,” that is, an individual will only be entitled to a change in control payment if the Company has experienced a change in control and a qualifying termination occurs following such change in control.

•
No Speculative Transactions. Key personnel, including our named executive officers and directors, are prohibited from engaging in any speculative transactions in Company securities, including short sales, trading in market options or any other kind of derivatives related to our securities, holding our securities in a margin account, pledging our securities as collateral for a loan or engaging in hedging or monetization transactions or similar arrangements, such as zero-cost collars and forward sale contracts.

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Limit on Incentive Awards. The maximum potential payout to named executive officers under our short-term incentive compensation program (as a percentage of base salary) has been limited to 187.5% of base salary for our Chief Executive Officer and 135% of base salary for our other named executive officers.

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No Tax-Gross Ups for Change in Control. We do not provide any executive officer, including any named executive officer, with a “gross-up” or other reimbursement payment for any tax liability that the executive officer may owe in connection with a change in control.

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Compensation Risk Assessment. Our Compensation Committee annually reviews and approves our compensation strategy, which includes a review of compensation-related risk management. In its review, the Compensation Committee analyzes our compensation programs for all employees, including short- and long-term incentive compensation. The Compensation Committee does not believe that our compensation programs encourage excessive or unnecessary risk-taking.

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Independent Compensation Committee. Our Compensation Committee is comprised solely of independent directors as defined by NYSE and SEC rules and our director independence standards.

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Independent Compensation Consultant. The Compensation Committee has directly retained a compensation consultant, who has performed no other consulting or other services for our Company. Our Compensation Committee has evaluated the independence of its compensation consultant and determined that the consultant can provide independent and objective advice and its engagement does not present any conflicts of interest.

Role of our Compensation Committee and Chief Executive Officer in Establishing Executive Compensation
Our Compensation Committee reports to our Board on all compensation matters for our executive officers, including our named executive officers. The Compensation Committee annually reviews and approves the compensation of our named executive officers, other than our Chief Executive Officer, and annually reviews and makes recommendations to the full Board regarding the compensation of our Chief Executive Officer. A majority of the non-employee directors of the full Board must approve the compensation of our Chief Executive Officer. The Committee may delegate to such subcommittees such power and authority as the Committee deems appropriate.
Our Chief Executive Officer recommends to the Compensation Committee the base salary, short- and long-term incentive compensation and other compensation components for executive officers who report directly to him, including named executive officers. The Chief Executive Officer’s recommendations are based upon his assessment of each individual’s responsibilities and contributions to our financial and operational results and the individual’s potential for contributions to our future growth, in light of market practices (including those of our peer group). Our Chief Executive Officer considers these compensation factors both objectively and subjectively, and no single factor is determinative.
Role of Independent Compensation Consultant
The Compensation Committee selected and directly retained Semler Brossy Consulting Group, LLC (“Semler Brossy”) as its compensation consultant during 2020 to provide independent, third-party advice and expertise on all aspects of executive compensation and related corporate governance matters, including designing and establishing our executive compensation program for 2020 and 2021. Semler Brossy provided input and guidance related to our 2020 and 2021 incentive plan design, reviewed our Executive Compensation description in our proxy statement and summarized and provided perspective on market developments related to executive compensation, including regulatory requirements and related disclosures. Semler Brossy provided information and advice related to all components of our executive compensation program relative to market data from a group of Company-identified peer companies as well as other broader-based survey sources. The Compensation Committee re-examines our peer group each year to address changes that have occurred or to improve market comparability.
In evaluating the compensation components and aggregate compensation package for each of the named executive officers, our Compensation Committee considered the market compensation data and advice provided by Semler Brossy, the experience level of each named executive officer and the responsibilities associated with a particular named executive officer’s role as multiple reference points. For individual named executive officers, we generally target median positioning but an individual’s compensation package could vary due to tenure, the critical nature of the role and individual performance.
The Compensation Committee assessed the independence of Semler Brossy pursuant to SEC and NYSE rules and concluded that no conflict of interest exists that would prevent Semler Brossy from serving as an independent consultant to the Compensation Committee. The Committee will continue to monitor the independence of its compensation consultant on an annual basis. In the future, the Compensation Committee may retain other similar consultants.

Summary Compensation Table
The following table provides information regarding compensation for Messrs. Gayhardt, Baker and Pittman (our “named executive officers”) for services rendered during 2020 and 2019:
Name and Principal Position	Year	Salary	Bonus(1)	Stock Awards(2)	Option Awards	Non-Equity Incentive Plan Compensation(3)	All Other Compensation(4)	Total
Don Gayhardt	2020	$812,807	$335,821	$3,447,693	—	—	$48,187	$4,644,508
CEO	2019	782,800	—	2,764,867	—	$940,339	43,008	4,531,014
William Baker	2020	588,217	174,981	1,559,398	—	—	663,488	2,986,084
President & COO	2019	566,500	—	1,250,550	—	490,986	20,262	2,328,298
Terry Pittman	2020	451,643	134,353	478,913	—	—	1,378,085	2,442,994
EVP & CIO	2019	434,969	—	384,078	—	378,554	9,906	1,207,507

(1)
The amounts shown in this column reflect a one-time discretionary bonus paid in 2020. For additional information regarding this one-time discretionary bonus, see “Narrative to Summary Compensation Table—Short-Term (Annual) Incentive Compensation” below.

(2)
Represents the aggregate grant date fair value of time-based and performance-based restricted stock units granted in the years shown, calculated in accordance with FASB ASC Topic 718. We value time-based restricted stock units based on the closing market price of our common stock reported on the NYSE on the grant dates. We value performance-based restricted stock units using the Monte Carlo simulation pricing model. For additional valuation assumptions, see Note 11, Share-Based Compensation, to our Consolidated Financial Statements for the fiscal year ended December 31, 2020. The values in this column may not correspond to the actual value that the named executive officer will realize at the time that the restricted stock units vest. For additional information regarding our long-term incentive program, see “Narrative to Summary Compensation Table—Long-Term Incentive Compensation” below.

(3)
The amounts shown in this column reflect payments made under our short-term incentive program in 2019. For additional information regarding our annual short-term incentive program, see “Narrative to Summary Compensation Table—Short-Term (Annual) Incentive Compensation” below.

(4)
The amounts listed in this column for 2020 include the Company’s matching contributions to the accounts of named executive officers under our 401(k) Plan; the Company cost of long-term disability coverage; payments made by us for premiums on group life insurance policies; payments made by us for reimbursement of an individual life insurance policy; reimbursement of a tax penalty and related tax gross-up; and payment of accrued dividends upon vesting of awards of restricted stock units. We did not reimburse any named executive officer for private aircraft charters used for business purposes.

Name	401(k) Match	LTD Coverage	Group Life Insurance Premiums	Individual Life Insurance Premium	Excise Tax Gross-Up(a)	Dividends	Total
Don Gayhardt	—	$1,648	$1,071	$25,000	—	$20,468	$48,187
William Baker	$8,398	1,648	1,071	—	$642,573	9,798	663,488
Terry Pittman	8,401	1,648	1,071	—	1,359,974	6,991	1,378,085

(a)
The amounts reported for Messrs. Baker and Pittman include reimbursement of a tax penalty incurred under Internal Revenue Code Section 409A in the amount of $363,568 for Mr. Baker and $747,306 for Mr. Pittman, and a related tax gross-up of $279,005 for Mr. Baker and $612,668 for Mr. Pittman. The tax penalty was incurred as a result of the modification of stock options granted in 2010 in connection with the Company’s initial public offering. This one-time modification changed the exercise rights to a more common approach allowing employees to exercise vested options at any time after vesting and before expiration. The original vesting provisions only allowed employees to exercise vested options in a limited period before expiration.

Narrative to Summary Compensation Table
Executive Employment Agreements
Certain components of the compensation paid to our named executive officers reflected in the Summary Compensation Table was provided pursuant to employment agreements, which are summarized below.
Don Gayhardt.   Under the terms of his employment agreement, Mr. Gayhardt serves for an indefinite term, subject to earlier termination upon death, disability, a termination by us or Mr. Gayhardt’s resignation. Mr. Gayhardt is eligible for base salary increases (as approved by our Board) and is eligible to participate in our short- and long-term incentive programs, with targets and amounts determined annually by our Board.
In addition, Mr. Gayhardt is entitled to reimbursements up to $25,000 per year for personal life insurance premiums, and is eligible to participate in our non-qualified deferred compensation plan on terms consistent with other executives. Mr. Gayhardt’s agreement also provides that the Company will split equally with him the costs of private aircraft charters taken for business purposes, up to a maximum reimbursement of $125,000 in each calendar year. For a discussion of the benefits Mr. Gayhardt will receive in connection with a termination or change in control, see “— Potential Payments Upon Termination or Change in Control” below.
Employment Agreements of Messrs. Baker and Pittman.   The terms of Messrs. Baker’s and Pittman’s employment agreements are similar to those described above for Mr. Gayhardt, except that neither agreement provides for reimbursement of personal life insurance premiums or payment of expenditures for private aircraft charters taken for business purposes. For a discussion of the benefits each named executive officer will receive in connection with a termination or change in control, see “— Potential Payments Upon Termination or Change in Control” below.
Short-Term (Annual) Incentive Compensation
Our named executive officers participate in our annual short-term incentive program and, beginning in 2020, became eligible to earn an annual cash award based solely on achievement of certain corporate financial objectives, which are based on our annual financial plan approved by the Board. In prior years, our short-term incentive program included personal/department objectives in addition to corporate financial objectives for named executive officers other than our Chief Executive Officer.
The Compensation Committee believes that removal of the personal/department objectives helps to ensure tighter alignment and focus among named executive officers around the attainment of corporate financial objectives. The Compensation Committee considers each named executive officer’s position as well as market practices (including those of our peer group) when setting an individual’s annual incentive compensation opportunity.
Our Compensation Committee approves awards under the short-term incentive program to named executive officers, other than Mr. Gayhardt, and reviews results achieved compared to corporate objectives. The non-employee members of the Board approve any award to Mr. Gayhardt after receiving the recommendation of our Compensation Committee.
2020 Short-Term Incentive Program.   Our Board approved the 2020 short-term incentive program (the “2020 STIP”) in February 2020, prior to the onset of the COVID-19 pandemic, which provided for award opportunities based on achievement of solely corporate financial objectives. In light of the COVID-19 pandemic and the uncertainty about its future impacts, in April 2020 the Board cancelled the 2020 STIP to focus our resources on support of our customers and on our front-line team members who staff our stores and contact centers. Our management team and the Board believes it is important to provide executive officers, including named executive officers, with the potential to earn compensation based on the achievement of corporate financial objectives, both from an incentive perspective and to further align the interests of executive officers with those of our stockholders. However, given the unprecedented and unknown future impacts of COVID-19 at the time, our management team and the Board believed it was in the best interests of the Company and its stockholders to focus our resources on our employees who directly support our customers. In addition, our management team and the Board believed cancelling the 2020 STIP further demonstrated our commitment to do the right thing by our customers for the sustainability of our business. In that regard, we continued to make monthly and quarterly bonus payments to our front-line store and contact center employees who continued to serve our customers throughout 2020.
One-Time Discretionary Bonus.   As noted above in “Management’s Assessment of 2020 Performance,” our business demonstrated resiliency during 2020 and posted solid earnings for each quarter of 2020 despite the impacts associated with COVID-19 that lowered customer loan demand and loan balances. Our financial results benefitted from decisive action taken by our executive team to reduce our operating expenses early after the onset of COVID-19 and to increase our cash and liquidity levels during the year. These actions provided greater balance sheet flexibility and positioned us to pursue value-creating growth investment opportunities, such as those created by our investment in Katapult and our acquisition of Flexiti. We also acted quickly to implement important programs to support our customers and our employees. To that end, our employees worked tirelessly throughout 2020 to promote the safety and wellbeing of our customers and communities as evidenced by our comprehensive COVID-19 Customer Care Program.
Given the significant and sustained efforts of our employees during 2020 which allowed us to continue to meet our customers’ needs while executing on our strategic priorities, our Compensation Committee approved a one-time discretionary bonus to key personnel across all departments in our company, which included more than 500 employees, including named executive officers. Bonuses ranged from approximately 5% to 41% of annual base salary, with a minimum bonus amount of $3,000. The level of bonuses to our named executive officers (which appear above in the Summary Compensation Table in the “Bonus” column for 2020) demonstrated our commitment to rewarding superior performance during a challenging time while at the same time recognizing that our revenues and profits were negatively impacted by COVID-19.
2021 Short-Term Incentive Program.   Given our belief in the resiliency of our business and our opportunities in the future, our management team and Board believes it is appropriate to re-instate our annual short-term incentive program. Given the timing of closing the Flexiti acquisition, our Board expects approval of a short term incentive program will occur in the second quarter of 2021 for 2021 performance.
Our Compensation Committee reviews the structure and parameters of our short-term incentive plan annually in light of current corporate performance and objectives, industry conditions and other relevant factors. The Compensation Committee may make adjustments to the plan that it believes are necessary to align the short-term incentives with the appropriate corporate objectives for the next year.
Long-Term Incentive Compensation
Our Compensation Committee oversees our long-term incentive compensation program and approves the amount of and terms applicable to grants to named executive officers, other than grants to our Chief Executive Officer, which are approved by non-employee members of our Board. The Compensation Committee also may approve special grants to executive officers, such as a grant to a new hire or for promotional purposes or in recognition of extraordinary contributions to our success.
Our Compensation Committee annually reviews long-term incentive levels for all named executive officers in light of long-term strategic and performance objectives, each named executive officer’s role within our Company and current and anticipated contributions to our future performance. In determining the aggregate value of grants for an individual, the Compensation Committee considers market practices (including those of our peer group) and the individual’s position. Our Chief Executive Officer provides input regarding these decisions, except in the case of his own compensation.
Grants of equity are made under our stockholder-approved 2017 Incentive Plan, which is an omnibus plan, allowing for grants of various types of equity (including stock options, restricted stock, restricted stock units, stock appreciation rights and performance awards) and awards of cash to plan participants. The Board has determined that restricted stock units best align the interests of our named executive officers with those of our stockholders and the Company has granted only restricted stock units under the 2017 Incentive Plan. The Compensation Committee has discretion to change the allocation of future equity awards for named executive officers and will evaluate this periodically as appropriate.

2020 Long-Term Incentive Program.   The Compensation Committee approved the 2020 long-term incentive program (the “2020 LTIP”) following its review of market and peer group practices. Under the 2020 LTIP, our named executive officers received a grant of restricted stock units equal to a percentage of their annual base salary at the time of grant as follows:
Title	Value of LTIP Award
Chief Executive Officer	400% of then-current base salary
Other Named Executive Officers	100% to 250% of then-current base salary
One-half of the award vests ratably in annual installments over three years beginning on the day before the first anniversary of the grant date and one-half of the award is subject to performance-based vesting based on our relative three-year total stockholder return (“TSR”). The Company’s three-year TSR for the period January 1, 2020 through December 31, 2022 will be measured against the TSR of the Company’s defined peer group for the same period. Awards subject to performance-based vesting will be earned and will vest based on the percentile achievement as outlined in the table directly below provided that the named executive officer has been employed by us for the entire performance period. Payouts for achievement between threshold, target and maximum performance levels are linearly interpolated.
2021 Long-Term Incentive Program.   The 2021 long-term incentive program (the “2021 LTIP”) operates similarly to the 2020 LTIP and provides that one-half of the award to named executive officers is subject to time-based vesting and one-half is subject to performance-based vesting based on relative TSR. The Company’s three-year TSR for the period January 1, 2021 through December 31, 2023 will be measured against the TSR of the Company’s defined peer group for the same period. Awards subject to performance-based vesting will be earned and will vest based on the percentile achievement as outlined in the table below provided that the named executive officer has been employed by us for the entire performance period. Payouts for achievement between threshold, target and maximum performance levels are linearly interpolated.
Relative TSR	Target Achievement (%)	Shares Earned as % of Target Achievement
Maximum—67th percentile	133%	125%
>50th percentile to 67th percentile	100.1% to 132.9%	100% plus a number of shares calculated on a pro rata basis (based on the amount by which relative TSR exceeds 100% of target relative TSR)
Target—50th percentile	100%	100%
>33rd percentile to 49th percentile	67.1% to 99.9%	75% plus a number of shares calculated on a pro rata basis (based on the amount by which relative TSR exceeds 67% of target relative TSR)
Threshold—33rd percentile	67%	75%
<33rd percentile	Less than 67%	None
The Compensation Committee believes that our compensation programs for named executive officers provide significant performance incentives that effectively align pay and performance. Specifically, the short-term (annual) incentive program provides incentives for achieving defined corporate financial objectives. The long-term incentive compensation program rewards the achievement of established performance results and aligns the interests of the named executive officers with those of our stockholders. As these awards are subject to vesting requirements, they also serve as a retention tool. The Compensation Committee believes that the executive compensation programs, in the aggregate, have provided a balanced and sufficient level of incentive and retention for the named executive officers.
Non-Qualified Deferred Compensation Plan
Our Non-Qualified Deferred Compensation Plan provides certain key employees with the opportunity to elect to defer base salary and incentive compensation paid in cash, which is credited to the participant’s deferred compensation account. Participant contributions are fully vested at all times. Elective Company contributions generally vest over three years; however, vesting with respect to Company contributions made on behalf of participants will be accelerated upon a “disposition event,” as defined in the plan. Each deferred compensation account is notionally invested in one or more investment funds made available by us and selected by the participant. We may make discretionary contributions to the individual deferred compensation accounts, which amount, if any, will be determined annually by our Board. Messrs. Gayhardt and Baker make elective contributions to our Non-Qualified Deferred Compensation Plan. The Company has not made an elective contribution since 2018.
Tax Qualified Retirement Plan and Other Benefits
We sponsor a retirement plan intended to qualify for favorable tax treatment under Section 401(a) of the Code (“401(k) Plan”). We match the employee contribution at a rate of 50% of the first 6% of compensation contributed to the plan. Employee contributions vest immediately. Employer contributions vest in full after an employee has been employed by us for three years. Each of Messrs. Baker and Pittman contribute to our 401(k) Plan.
Our named executive officers are generally eligible to participate in our employee benefit plans, including medical, dental, vision, life, disability, health and dependent care flexible spending accounts and accidental death and dismemberment benefit plans, in each case on the same basis as all of our other employees. Executive employees are eligible for Company-paid life insurance equal to two times base salary, up to a maximum benefit of $750,000, and Company-paid long-term disability benefits equal to 60% of base salary, up to a maximum benefit of $15,000 per month.
Stock Ownership Guidelines
Our stock ownership guidelines further align the interests of our Section 16 officers with those of our stockholders. These guidelines apply to our Section 16 Officers (i.e., our Chief Executive Officer, Chief Financial Officer, Chief Operating Officer, Chief Information Officer, Chief Legal Officer and Chief Accounting Officer). These individuals are expected to acquire, and continue to hold during their term of employment with us, beneficial ownership of a number of shares of Company common stock having a value equal to or greater than the following thresholds:
Position	Salary Multiple
Chief Executive Officer	5x base salary
Other Section 16 Officers	2x base salary
Company stock holdings that count toward meeting the ownership requirements include:
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shares owned directly, including through open market purchases or beneficially by the individual or the individual’s immediate family members residing in the same household (or through trusts for their benefit);

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restricted shares, including shares granted but not vested;

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shares issuable upon the settlement of restricted stock units (including units granted but not vested) subject only to time-based vesting; and

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“in-the-money” value of vested stock options held by the individual.

Individuals have five years from the date they become subject to the guidelines to meet these ownership levels. Until the ownership requirements are achieved, the individual must retain at least 50% of the number of shares awarded to the individual under Company equity plans (regardless of the grant date), net of shares withheld or sold to satisfy applicable taxes. Whether an individual meets his or her ownership guideline is annually reviewed by the Compensation Committee. All named executive officers exceed the applicable ownership requirements.

Outstanding Equity Awards at Fiscal Year-End
The following table sets forth outstanding equity awards to acquire shares of common stock held by each of our named executive officers as of December 31, 2020.
		Option Awards				Stock Awards
Name	Grant Date	Number of Securities Underlying Unexercised Options Exercisable (#)	Number of Securities Underlying Unexercised Options Unexercisable (#)(1)	Option Exercise Price ($)(2)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)(3)	Market Value of Shares or Units of Stock That Have Not Vested ($)(4)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)(5)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)(4)
Don Gayhardt	01/30/2020	—	—	—	—	148,832	$2,132,763	148,832	$2,132,763
	03/15/2019	—	—	—	—	92,859	1,330,669	139,288	1,995,997
	02/05/2018	—	—	—	—	3,326	47,662	—	—
	03/13/2017	10,476	—	$8.86	1/1/2027	—	—	—	—
	03/28/2016	8,028	—	3.39	1/1/2026	—	—	—	—
	05/07/2012	563,052	—	2.68	1/1/2022	—	—	—	—
William Baker	01/30/2020	—	—	—	—	67,317	964,653	67,317	964,653
	03/15/2019	—	—	—	—	42,000	601,860	63,000	902,790
	02/05/2018	—	—	—	—	892	12,782	—	—
	03/13/2017	5,076	—	8.86	1/1/2027	—	—	—	—
	06/30/2016	86,400	21,600	3.72	5/1/2026	—	—	—	—
	03/28/2016	4,968	—	3.39	1/1/2026	—	—	—	—
Terry Pittman	01/30/2020	—	—	—	—	20,674	296,258	20,674	296,258
	03/15/2019	—	—	—	—	12,900	184,857	19,349	277,271
	02/05/2018	—	—	—	—	685	9,816	—	—
	3/13/2017	3,888	—	8.86	1/1/2027	—	—	—	—
	6/30/2016	28,800	7,200	3.72	5/1/2026	—	—	—	—
	3/28/2016	4,032	—	3.39	1/1/2026	—	—	—	—

(1)
Options become exercisable on the vesting date. The options granted on June 30, 2016 vest in five equal annual increments beginning May 1, 2016.

(2)
The option exercise price for grants made prior to our initial public offering reflects the 36-for-1 stock split approved by our Board in November 2017, in connection with our initial public offering.

(3)
Includes time-based restricted stock units granted under our long-term incentive program, which vest annually in three equal installments beginning on the day before the first anniversary of the grant date.

(4)
We calculated the market value of the restricted stock units by multiplying the number of shares underlying the grant by $14.33, the closing price of our common stock on December 31, 2020.

(5)
Includes performance-based restricted stock units granted under our long-term incentive program, which vest at the end of the respective three-year performance period if the performance objectives are met for that performance period.

Potential Payments upon Termination or Change in Control
The following summarizes the potential payments and benefits that we would provide to our named executive officers in connection with a termination of employment and/or a change in control.
Severance Benefits
Each of our named executive officers has an employment agreement which provides for certain payments in the event of termination of employment or in connection with a change in control as described below for each named executive officer. We believe that the interests of our stockholders are best served if the interests of our named executive officers are aligned with them in the event of a change in control. Providing change in control benefits are intended to eliminate, or at least reduce, the reluctance of these named executive officers to pursue potential change in control transactions that may be in the best interests of our stockholders. Any deferred compensation that becomes payable following a termination of employment is subject to a six-month delay to the extent required by law. None of the named executive officers, including our Chief Executive Officer, are entitled to any tax gross-up for the payment of Section 280G excise taxes.
Don Gayhardt.   Mr. Gayhardt’s employment agreement provides that if his employment is terminated by us without “cause” or by him for “good reason” (each as defined in his employment agreement), subject to his timely execution of a release of claims, he would be entitled to: (i) continued payment of his base salary for a 24-month period; (ii) any bonus earned for a completed calendar year, but not yet paid, payable at such times as bonuses are otherwise paid to executives; (iii) to the extent that the Board determines that the Company was on track to meet the then-current calendar year short-term incentive targets as of his termination date and those targets are actually met for such calendar year, a pro-rated portion of the short-term incentive award for the year of termination, payable at such times as bonuses are otherwise paid to executives; (iv) to the extent permitted by applicable law without any penalty to him or the Company and subject to his election of COBRA continuation coverage under the Company’s group health plan, reimbursement of a percentage of Mr. Gayhardt’s monthly COBRA premium costs equal to the percentage of his health care premium costs covered by the Company as of the date of termination (provided such reimbursement will cease if Mr. Gayhardt becomes eligible to receive any other health benefits or if he ceases receiving COBRA continuation coverage); (v) reimbursement for the cost of maintaining his personal life insurance premiums, up to $25,000 per year, for his period of severance; and (vi) continued participation in our benefit plans (excluding private aircraft charter reimbursements) for his period of severance. Mr. Gayhardt’s agreement subjects him to an (x) indefinite confidentiality provision, (y) an inventions assignment provision and (z) covenants not to disparage us, compete with us or solicit our employees, customers or suppliers for his period of severance.
Messrs. Baker and Pittman.   Each of the respective employment agreements of Messrs. Baker and Pittman provide the same post-termination benefits as described above for Mr. Gayhardt, except that (i) neither is entitled to reimbursement for the cost of maintaining personal life insurance premiums and (ii) Mr. Pittman’s period of severance is 12 rather than 24 months.
Vesting of Outstanding Equity Awards
All unvested outstanding options under our 2010 Equity Plan accelerate and become vested in the event of a “disposition event” prior to a termination of employment.
In the event of a change in control under our 2017 Incentive Plan, our Compensation Committee may, in its discretion, accelerate vesting of outstanding awards, cash-out outstanding awards or replace outstanding awards with a cash incentive program that preserves the value of the awards so replaced. With respect to any award that is assumed or substituted in connection with a change in control, the vesting, payment, purchase or distribution of such award will not be accelerated by reason of the change in control for any participant unless the participant’s employment is involuntarily terminated as a result of the change in control during the two-year period following the change in control.
Non-Qualified Deferred Compensation Plan
Company contributions to the Non-Qualified Deferred Compensation Plan generally vest over three years, however, vesting with respect to Company contributions made on behalf of a participant will accelerate upon the occurrence of a “disposition event.” Each vested deferred compensation account will be paid out in a lump sum upon a participant’s separation from service. Messrs. Gayhardt and Baker make elective contributions to our Non-Qualified Deferred Compensation Plan.

PROPOSAL 2 – ADVISORY RESOLUTION TO APPROVE EXECUTIVE OFFICER COMPENSATION
We are asking stockholders to indicate their support for our executive compensation program, as described in this Proxy Statement. This proposal, commonly known as a “say-on-pay” proposal, gives our stockholders the opportunity to express their view on compensation for our named executive officers.
Rationale for Proposal
We encourage you to read the “Executive Compensation” section of this Proxy Statement beginning on page 33, which provides detailed information on our executive compensation program and specific compensation of our named executive officers. As described in that section, the Compensation Committee has structured the executive compensation program to achieve the following key objectives:
•
Align the interests of named executive officers with those of the stockholders through incentives based on achieving performance objectives that are intended to drive increased stockholder value

•
Provide incentives for achieving specific, near term corporate goals and reward the achievement of those goals

•
Provide incentives for achieving pre-established, longer-term corporate goals and reward achievement of those goals

•
Attract and retain talented executive officers who will lead the Company and drive superior business and financial performance

The executive compensation program is designed to achieve these objectives, in part, by:
•
Weighting at-risk and variable compensation (annual bonuses and long-term incentives) more heavily than fixed compensation (base salaries)

•
Rewarding annual performance while maintaining emphasis on longer-term objectives

•
Blending cash, non-cash, short- and long-term compensation components, and current and future compensation components

The Compensation Committee and the Board believe the Company’s compensation programs and its policies and procedures described in the “Executive Compensation” section are effective in aligning the interests of our named executive officers with the interests of stockholders, promoting the achievement of the Company’s near and long-term objectives and increasing stockholder value. The Board also believes that the decision to cancel the 2020 STIP in light of the COVID-10 pandemic was appropriate and in the best interests of the Company and our stockholders.
Voting
The say-on-pay vote is advisory and, therefore, not binding on the Company, the Board or the Compensation Committee. Even though non-binding, the Board and Compensation Committee value the opinions of our stockholders and will review and consider the voting results when making future decisions regarding the Company’s executive compensation program.
At the 2019 annual meeting of stockholders, the Company held an advisory vote on the frequency of future say-on-pay votes. Our stockholders voted in favor of an annual say-on-pay vote and the Company has elected to follow such recommendation. As such, unless the Company modifies its policies on the frequency of say-on-pay votes, it is expected that the next say-on-pay vote will occur at the 2021 annual meeting of shareholders. Further, in accordance with Rule 14a-21(b) of the Exchange Act, stockholders will be asked to vote again on how frequently the Company should hold future say-on-pay votes at the Company’s 2025 annual meeting of stockholders.
In accordance with the rules under Section 14A of the Exchange Act, and as a matter of good corporate governance, the Company asks the stockholders to approve the following advisory resolution at the Annual Meeting:
RESOLVED, that the Company’s stockholders approve, on an advisory basis, the compensation of the Company’s named executive officers disclosed in “Executive Compensation” in the Proxy Statement for the Company’s Annual Meeting.
Recommendation of the Board
For the reasons stated above, your Board of Directors unanimously recommends that you vote for approval of the advisory resolution to approve executive officer compensation.

PROPOSAL 3 – APPROVAL OF AN AMENDMENT TO THE COMPANY’S 2017 INCENTIVE PLAN
The Board is requesting that the Company’s stockholders approve an amendment to the 2017 Incentive Plan (the “Plan”). The purpose of the amendment is to increase the number of shares authorized to be issued under the Plan, to clarify that dividends will not be paid on awards granted under the Plan prior to vesting of such awards and to provide that the Compensation Committee may permit awards to be transferred or issued to certain permitted transferees in limited circumstances (the “Amendment”).
Introduction
On April 22, 2021, our Board unanimously approved, subject to stockholder approval, an amendment to the Plan to increase the maximum number of shares of our Stock, as defined in the Plan, that may be issued under the Plan by 4,000,000 shares from 5,000,000 to 9,000,000 shares (the “Plan Increase”). The Board also unanimously approved, subject to stockholder approval, amendments to the Plan to clarify that dividends will not be paid on unvested awards (the “Dividend Clarification”) and to provide that the Compensation Committee may permit awards to be transferred or issued to certain permitted transferees in limited circumstances (the “Permitted Transfers Modification”). If the Amendment is not approved by the stockholders, we will continue to grant awards under the Plan while it remains in effect to the extent shares are available. As of March 31, 2021, there were 800,166 shares available for future awards under the Plan, and 41,623,779 shares were issued and outstanding.
The Plan was approved by the stockholders on November 8, 2017. The purpose of the Plan is to assist the Company in attracting, retaining, motivating and rewarding certain employees, officers and directors of the Company and its Affiliates and promoting the creation of long-term value for stockholders of the Company by closely aligning the interests of such individuals with those of stockholders. The Plan is an omnibus plan, allowing for grants of various types of equity awards (including stock options, restricted stock, restricted stock units, stock appreciation rights and performance awards) in order to align the interests of participants in the Plan with those of our stockholders. In December 2017, the Board determined that restricted stock units would best align the interests of Plan participants with those of our stockholders and the Company has granted only restricted stock units under the Plan since that time.
Reasons the Board Recommends Stockholders Vote “FOR” This Proposal
The Amendment to the Plan was adopted by our Board following a review of future share needs given the projected growth of the Company and the potential future hiring of talent. The Board believes that equity awards under the Plan are a key component of our overall compensation program. Equity awards under the Plan enable us to attract and retain talented executive officers whose leadership and skills are critical to our success, and serve to motivate these individuals to enhance our profitability and continue our growth. The Plan Increase is intended to allow the Board to continue to provide equity incentive awards as part of our pay-for-performance compensation program, which the Board believes is essential to our future success. In the absence of the Plan Increase, we anticipate that we will not have sufficient shares available under the Plan to make equity awards consistent with past practice after 2021.
The Company has demonstrated a commitment to sound equity compensation practices. We design our compensation programs to be competitive while remaining consistent with market practice, using market-based information to align each executive officer’s compensation to the individual’s position, responsibilities and impact. Our equity awards under the Plan are an essential component of our pay-for-performance program. Equity awards under the Plan are tied to both time-based and performance-based vesting criteria, which serves to align executive officers’ interests with those of our stockholders. The Plan contains several features that are designed to protect the interests of our stockholders, including:
•
The Plan (and all awards under the Plan) are administered by our Compensation Committee, whose membership solely consists of independent directors as defined by NYSE and SEC rules, as well as our own director independence standards.

•
Dividends and dividend equivalents may accrue during the vesting period for certain awards under the Plan. However, the Dividend Clarification would amend the Plan to expressly prohibit payment of dividends on unvested awards under the Plan, consistent with the Company’s current practice.

•
The Plan expressly prohibits repricing of awards under the Plan without stockholder approval.

•
The Plan provides for “double trigger” vesting upon a change in control: vesting, payment, purchase or distributions of a participant’s awards under the Plan will not occur as a result of a change in control of the Company unless that participant experiences an involuntary termination as a result of the change in control.

•
Additional shares cannot be authorized for issuance under the Plan absent stockholder approval. The Plan does not contain an “evergreen” feature that would automatically replenish shares authorized for issuance under it.

•
Except as may be specifically approved by the Compensation Committee, no equity award may vest over a period that is less than one year from the date of the grant except for substitute awards that do not reduce the vesting period of the award being replaced or awards involving an aggregate number of shares of stock not in access of 5% of the total number of shares that may be delivered in connection with all awards under the Plan.

•
All awards under the Plan are subject to the Company’s polices regarding clawback and recoupment of incentive compensation, as such policies may be amended from time to time.

The proposed Plan Increase is a conservative request designed to manage our equity compensation needs for the next three years, after which time additional shares could be authorized for issuance under the Plan only following stockholder approval. The Company maintains a commitment to judicious use of equity awards under the Plan to attract, retain and motivate talented executive officers while remaining mindful of potential dilution to stockholder equity.
The Dividend Clarification is intended to codify within the language of the Plan the Company’s existing practice to refrain from paying dividends on unvested awards. The Board believes the Dividend Clarification captures the original intent of the Plan and is consistent with our existing practices with respect to dividend accrual and payment on unvested awards.
Outstanding Awards, Available Shares, Burn Rate and Dilution
We believe that our share utilization under the Plan reflects our overall compensation philosophy to protect stockholder interests while rewarding strong performance. Upon adoption of the Plan, 5,000,000 shares were reserved for issuance under it. As of March 31, 2021:
•
800,166 shares remained available for issuance under the Plan;

•
3,928,642 shares were subject to outstanding awards under the Plan, consisting of:

•
2,814,382 full-value awards outstanding and

•
1,114,260 shares underlying outstanding options

•
the weighted-average term remaining for outstanding options was three years, and the weighted-average exercise price for outstanding options was $3.75.

The “burn rate” is a measure of dilution as a result of awards under the Plan. The Company’s net burn rate in a particular fiscal year represents the number of shares underlying awards granted, less the number of shares underlying awards cancelled or forfeited, divided by the weighted average number of common shares outstanding in that fiscal year. The burn rate under the Plan for the last three fiscal years ending December 31, 2020, 2019 and 2018 was 2.52%, 2.04% and .05%, respectively.
The potential dilution, or overhang, is a common measure to assess the dilutive impact of equity plans. Total potential dilution is equal to (i) the number of shares available to be granted as future equity awards plus the number of shares subject to outstanding equity awards, divided by (ii) the number of shares available to be granted as future equity awards plus the total number of shares outstanding. Total potential dilution, prior to and after shareholder approval of the Amendment, is shown in the table below:
Total Potential Dilution
Stock Options/SARs Outstanding	1,114,260
Stock-Settled Full-Value Awards Outstanding	2,814,382
Total Shares Subject to Outstanding Awards under Plan	3,928,642
Remaining Reserve under the Plan	800,166
Shares of Common Stock Outstanding as of 3/31/2021 (Basic)	41,623,779
Total Current Dilution	11.15%
Incremental Shares Proposed in the Amendment	4,000,000
Total Proposed Dilution	18.80%
New Plan Benefits
Information about equity awards outstanding as of December 31, 2020, including awards granted under the Plan to our named executive officers in 2020, can be found in this proxy statement in a table under the heading “Outstanding Equity Awards at Fiscal Year-End.” In addition, information about awards granted under the Plan to our non-employee directors can be found in this proxy statement under the heading “Non-Employee Director Compensation.”
The benefits that could be awarded or paid under the Plan, as amended pursuant to the Amendment, would be determined by the Compensation Committee within its discretion. Because the Compensation Committee has not determined future awards under the Plan, the benefits that could be awarded or paid under the Plan are not currently determinable. The following table provides information regarding our equity compensation plans as of March 31, 2021:
Equity Compensation Plan Information
Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)	Weighted-average exercise price of outstanding options, warrants and rights (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)*
Equity compensation plans approved by security holders	2,901,617	$3.74	2,079,555
Equity compensation plans not approved by security holders	—	—	—
Total	2,901,617	$3.74	2,079,555

*
All shares remaining available for issuance under equity compensation plans are available for grant under the Plan, without giving effect to the Amendment. If the Amendment is adopted, the number of securities remaining available for future issuance would increase to 9,000,000.

Principal Features of the Plan
The following summary of the principal features of the Plan does not purport to be complete and is qualified by the specific provisions of the Plan. A copy of the Plan is attached as Annex A to this Proxy Statement, with the revised text of the plan based on the Amendment indicated by strikethrough (text to be deleted via the Amendment) and bold underline (text to be added via the Amendment). The following summary is qualified in its entirety by reference to the text of the Plan as set forth in Annex A.
Shares Subject to the Plan
Currently, the number of shares of Stock that may be issued under the Plan may not exceed 5,000,000 shares. If the Amendment is approved by stockholders, this number would increase to 9,000,000 shares. If any award under the Plan is cancelled, forfeited, settled in cash or otherwise terminated without delivery to the participant of the full number of shares of Stock to which the award related, the undelivered shares of Stock will again be available for grant.
The Plan provides that the following shares may be added back (“recycled”) to the Plan: (i) shares relating to awards that expire or are canceled, forfeited, settled in cash or otherwise terminated without delivery to the participant; (ii) shares which would have been issued upon any exercise of an option but for the fact that the exercise price was paid by a “net exercise”; and (iii) shares withheld by the Company or tendered to satisfy tax withholding obligations with respect to any award.
Administration
The Plan is administered by the Board or such other committee consisting of two or more individuals appointed by the Board to administer the Plan, and each other individual or committee of individuals designated to exercise authority under the Plan (the “Committee”). The Board has designated the Compensation Committee of the Board to serve as the Committee to administer the Plan. The current members of the Committee are Andrew Frawley (chairperson), David Kirchheimer, Chris Masto and Elizabeth Webster, each of whom is an independent director under applicable SEC rules and regulations, NYSE standards and our internal director independence standards.
The Committee has full and final authority in its discretion to take all actions determined by the Committee to be necessary in the administration of the Plan in accordance with its terms. The Committee determines the eligible persons who can become participants in the Plan, the size and types of awards, the terms and conditions of awards and the form and content of the award agreements.
Eligibility
The Plan provides that awards may be granted to employees and officers of the Company or its affiliates, non-employee directors of the Company or its affiliates, other individuals who provide substantial services to the Company or its affiliates as consultants or advisors and individuals who have been offered employment by the Company or its affiliates.
The maximum value of any equity awards granted to a non-employee director of the Company in any one calendar year may not exceed $450,000 (based on grant date fair value and excluding the value of any dividend equivalents paid on an award from a previous year).
Termination and Modification
The Plan will terminate on November 8, 2027, unless sooner terminated by the Board or Committee. Following any suspension or termination of the Plan, the Plan shall remain in effect for the purpose of governing all awards then outstanding until such time as all awards under the Plan have been terminated, forfeited or otherwise canceled, or earned, exercised, settled or otherwise paid out, in accordance with their terms.
The Board or the Committee may amend or terminate the Plan at any time and from time to time. However, the Board or the Committee is required to obtain approval of the stockholders if such approval is required by any applicable law or rule of any national exchange on which the Stock is listed, or if such amendment would: (a) materially impair a participant’s rights under any award, unless the participant consents in writing; or (b) reprice any award.
Types of Awards
The Plan provides for the grant of stock options (including options intended to meet the requirements of “incentive stock options” under Section 422 of the Internal Revenue Code as well as “nonqualified stock options” that do not meet such requirements), restricted stock, restricted stock units, stock appreciation rights, performance awards and other stock-based awards.
Stock Options.   A stock option gives a participant the right to purchase a certain number of shares of our common stock during a specified term in the future, after a vesting period, at an exercise price equal to at least the fair market value of our common stock on the grant date. The term of a stock option is set by the Committee at the time of grant, but may not exceed 10 years from the date of grant.
No incentive stock option may be granted to any person who, at the time of the grant, owns or is deemed to own stock possessing more than 10% of our total combined voting power of all classes of stock of the Company or any Affiliates, unless: (i) the option exercise price is at least 110% of the fair market value of the stock subject to the option on the date of grant and (ii) the term of the incentive stock option does not exceed five years from the date of grant. An incentive stock option will be considered a nonqualified stock option to the extent the fair market value exceeds $100,000.
The exercise price of any stock option may be paid using (i) cash, check or certified bank check, (ii) shares of our common stock, (iii) a net exercise of the stock option whereby shares of stock subject to the option are sold or forfeited upon exercise in order to satisfy the option exercise price and/or withholding obligations, or (iv) other legal consideration approved by the Company and permitted by applicable law.
Restricted Stock.   A restricted stock award is an award of outstanding shares of our common stock that does not vest until a specified period of time has elapsed, or other vesting conditions have been satisfied as determined by the Committee, and which will be forfeited if the conditions to vesting are not met. The Committee will issue a Restricted Stock Agreement to persons receiving an award. During the period that any restrictions apply, the transfer of restricted stock is prohibited.
Participants have full voting rights with respect to their restricted stock. No dividends or dividend equivalents will be paid on restricted stock prior to vesting. Instead, any cash and stock dividend payments will be retained by the Company for the account of the relevant participant during the vesting period. Such dividend payments are subject to forfeiture back to the Company if the restricted share upon which such dividends were paid reverts back to the Company. Except as otherwise determined by the Committee, no interest will accrue or be paid on the amount of any cash dividends withheld.
Restricted Stock Units.   A restricted stock unit (“RSU”) is an unfunded and unsecured obligation to issue a share of common stock (or an equivalent cash amount) to the participant on a future specified settlement date. RSUs become payable on terms and conditions determined by the Committee and will be settled either in cash, property or shares of our common stock as determined by the Committee. A participant shall not be entitled to dividends, if any, or dividend equivalents with respect to the RSUs prior to settlement. The Amendment clarifies that dividends or dividend equivalents, if any, shall not be paid with respect to RSUs prior to vesting. In the event of termination of employment or service before the RSU award or part thereof has settled, the unvested part of the award will be forfeited, except as may be provided by the Committee.
Stock Appreciation Rights.   A Stock Appreciation Right (“SAR”) entitles the participant to receive an amount equal to the difference between the fair market value of our common stock on the exercise date and the base price of the SAR (which may not be less than 100% of the fair market value of a share of our common stock on the grant date unless otherwise determined in a manner consistent with the provisions of Section 409A of the Internal Revenue Code), multiplied by the number of shares subject to the SAR. The term of a SAR may not exceed 10 years from the date of grant. Payment to a participant upon the exercise of a SAR may be either in cash, property or shares of our common stock as determined by the Committee. No dividends or dividend equivalents will be paid on SARs.
Performance Award.   At the discretion of the Committee, other stock-based or cash-based awards may be granted to participants. In such event, the performance-based award will be determined based on the attainment of written performance objectives, and may be measured in absolute terms or relative to current internal targets or budgets, historic performance, the performance of other similarly-situated companies, an index or other external measures of selected performance criteria.
Unless otherwise permitted in compliance with Section 162(m) of the Internal Revenue Code, the performance objectives must be approved by the Committee for a performance period established by the Committee (i) while the outcome for that performance period is substantially uncertain and (ii) no more than 90 days after the commencement of the performance period to which the performance goal relates or, if the performance period is less than one year, the number of days which is equal to 25% of the relevant performance period. When setting performance objectives, the Committee will also prescribe a formula to determine the amount of the performance-based award that may be payable upon the level of attainment of the performance objectives during the performance period. Following the completion of each performance period, the Committee will certify whether the applicable performance objectives have been satisfied, and if they have, will certify the amount of the applicable performance-based award.
Unless otherwise set forth in a participant’s award agreement, cash dividends and stock dividends, if any, with respect to the shares shall be withheld by the Company for the participant’s account, and shall be subject to forfeiture to the same degree as the shares to which such dividends relate. Participants are not entitled to dividends or dividend equivalents with respect to performance units that are not earned and vested, and the Amendment clarifies that dividends and dividend equivalents will not be paid with respect to performance units prior to vesting. Except as otherwise determined by the Committee, no interest will accrue or be paid on the amount of any cash dividends withheld.
Other Stock-Based Awards.   Under the Plan, the Committee may grant to participants other stock-based awards which are valued in whole or in part by reference to, or otherwise based on, shares of Stock, as the Committee deems to be consistent with the purposes of the Plan. The form of any other stock-based awards will be determined by the Committee, and may include Stock as a bonus or grant awards in lieu of obligations of the Company or an Affiliate to pay cash or deliver other property under the Plan or other compensatory arrangements. The terms and conditions of any award will be established by the Committee.
Dividends
Dividends are accrued and paid on participant awards according to the specifications in the Plan. Notwithstanding the foregoing, if the Amendment is approved, the Plan will specifically state that dividends will not be paid on unvested awards under the Plan. Although this is currently the Committee’s practice, the Dividend Clarification will codify this practice within the terms of the Plan.
Change in Control and Other Significant Corporate Events
In very general terms, a “Corporate Event” is defined as (i) a merger or consolidation involving the Company where either (a) the Company does not survive or (b) survives, but the Company’s stockholders receive securities of another corporation or other property or cash; (ii) a reorganization, dissolution or liquidation; or (iii) a Change in Control. A Change in Control is deemed to occur: (a) when, in a transaction or series of transactions, a person or group of persons (as used in specified provisions of the Securities Exchange Act of 1934, as amended, and excluding the Company, its affiliates, an employee benefit plan sponsored or maintained by the Company, its affiliates or a related trust, or an underwriter temporarily holding securities pursuant to an offering) directly or indirectly acquires beneficial ownership of securities that hold 50% or more of the voting power of the Company’s securities eligible to vote in the election of directors; (b) when, in a 24-month period after the effective date of the Plan, a majority of our Board no longer consists of persons who were directors as of the effective date of the Plan or whose election or nomination for election as a director was supported by at least a majority of the directors who were in office as of the effective date of the Plan; (c) upon the consummation of a merger, consolidation, share exchange or similar transaction involving the Company and another entity that requires approval by the Company stockholders, if stockholders of the Company fail to beneficially own, directly or indirectly, 50% or more of the voting power of the surviving entity (or parent company of the surviving entity); or (d) when there is a sale or disposition of all or substantially all of the Company’s assets.
In an event of a Corporate Event, the Committee may: (a) provide for the assumption of all outstanding awards under the Plan by the surviving entity or the issuance of substitute awards; (b) provide for the acceleration of vesting of any or all awards not assumed or substituted in connection with the Corporate Event, subject to consummation of the Corporate Event; (c) cancel any and all awards not assumed or substituted in connection with the Corporate Event (whether vested or unvested), and provide payment to Plan participants holding vested awards that were so cancelled in accordance with requirements set forth in the Plan; (d) cancel any and all options, SARs and other awards subject to exercise not assumed or substituted in connection with the Corporate Event (whether vested or unvested), provided that they shall first become exercisable for a period of at least 10 days prior to the Corporate Event with exercise being contingent on the occurrence of the Corporate Event; or (e) replace any or all outstanding awards under the Plan (excluding certain awards intended to qualify as “stock rights” that do not provide for deferral of compensation within the meaning of Section 409A of the Internal Revenue Code) with a cash incentive program that preserves the value of the awards so replaced, subject to the same vesting conditions as applicable to the awards so replaced with payment to be made within 30 days of the applicable vesting date.
Notwithstanding the foregoing, all vesting upon a Change in Control is “double trigger” vesting. If a participant’s award is assumed or substituted in connection with a Change in Control, the vesting, payment, purchase and distribution of the award cannot be accelerated for any reason unless the participant is involuntarily terminated. If a participant is involuntarily terminated as a result of a Change in Control, any award of that participant shall vest immediately as of the date of termination unless otherwise specified in the participant’s award agreement.
Rights
Other than as specifically provided in the Plan, no person is entitled to the rights and privileges of Stock ownership in respect of shares of Stock that are subject to awards under the Plan until such shares have been issued to that person.
Transfer Restrictions
Awards may not be sold, transferred, pledged, assigned or otherwise alienated or hypothecated, other than by will or by applicable laws of descent and distribution, and to the extent subject to exercise, awards may not be exercised during the life of a participant other than by the participant, subject to limited exceptions provided in the Plan.
The Permitted Transfers Modification would provide that the Committee may, in its discretion, permit transfer of Awards for no consideration to a “permitted transferee,” subject to the restrictions in the Plan. A “permitted transferee” is defined as an immediate family member of the participant, a trust solely for the benefit of the participant and his or her immediate family members, an entity wholly owned by the participant and his or her immediate family members or another transferee approved by the Board of Directors or the Committee or otherwise approved as provided in an award agreement. The Permitted Transfers Modification also provides that the Committee may, in its discretion and upon request by a non-employee director, issue Awards other than incentive stock options to an entity owned and controlled by the non-employee director (or by such director with his or her immediate family members), subject to the restrictions in the Plan
Tax Withholding Obligations
As a condition to the issuance, vesting, exercise, 83(b) election or settlement of any award, the Committee may require that a participant satisfy, through deduction or withholding from any payment otherwise due to the participant, all taxes required or permitted to be withheld in connection with such issuance, vesting, exercise, election or settlement. The Committee, in its discretion, may permit shares of Stock to be used to satisfy tax withholding requirements.
Certain Tax Consequences to the Company and Award Recipients
The following tax discussion is a general summary of the U.S. federal income tax consequences to the Company and participants in the Plan, as of the date of this proxy statement. This discussion is intended solely for purposes of general information and does not make specific representations to any participant. This discussion does not address state, local or foreign income tax rules or other U.S. tax provisions, such as estate or gift taxes. An award recipient’s particular situation may be such that some variation of the basic rules applies. In addition, the federal income tax laws and regulations frequently have been revised and may be changed again at any time. Therefore, each recipient is urged to consult a tax advisor before exercising any award or before disposing of any shares acquired under the plan both with respect to federal income tax consequences as well as any state, local or foreign tax consequences.
Tax Consequences to the Company
Generally, the Company will be entitled to a business expense deduction with respect to any ordinary compensation income recognized by a participant under the Plan, at the same time as the participant recognizes that income. Such deduction will be subject to the limitations set forth in Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”), which limits deductibility of compensation in excess of $1,000,000 paid to any “covered employee,” which generally includes our named executive officers, unless that compensation qualifies as “performance-based” pursuant to a written binding contract in place on November 2, 2017 that has not been materially modified. The Plan permits the Committee to designate awards under the Plan as performance-based or not performance-based. In addition, in the event of a Change in Control, the Company would not be entitled to a deduction with respect to payments deemed to be “excess parachute payments” under Section 280G to the Code that do not qualify as reasonable compensation pursuant to that Code section, and the recipient of such a payment would be subject to excise tax.
Tax Consequences to Award Recipients
Stock Options.   The Plan allows for two types of stock options: incentive stock options (ISOs) and non-qualified stock options (NQSOs). ISOs and NQSOs are treated differently for federal income tax purposes. ISOs are intended to comply with the requirements of Section 422 of the Code. NQSOs are subject to the general rules of taxation for the receipt of property by employees.
A recipient of an ISO is not taxed on the grant or exercise of the ISO. For purposes of the alternative minimum tax, the recipient recognizes as taxable income the excess of the fair market value of the shares over the exercise price paid for such shares. If a recipient holds the shares acquired upon exercise of an ISO until the later of two years following the option grant date and one year following exercise, the recipient’s gain, if any, upon a subsequent disposition of such shares is long term capital gain. The measure of the gain is the difference between the proceeds received on disposition and the recipient’s basis in the shares (which generally equals the exercise price). If a recipient disposes of stock acquired pursuant to exercise of an ISO before satisfying these holding periods, the option will be taxed as an NQSO as described below in the year of the disqualifying disposition. In order for an option to qualify for ISO tax treatment, the grant of the option must satisfy various other conditions more fully described in the Code. The Company does not guarantee that any option will qualify for ISO tax treatment even if the option is intended to qualify for such treatment. In the event an option intended to be an ISO fails to so qualify, it will be taxed as an NQSO, as described below.
The Company is not entitled to an income tax deduction on the grant or exercise of an ISO or on the recipient’s disposition of the shares after satisfying the holding period requirement described above. If the holding periods are not satisfied, the Company will be entitled to a deduction in the year the recipient disposes of the shares in an amount equal to the ordinary income recognized by the recipient.
A recipient of a NQSO is not taxed on the grant unless such NQSO is traded on a recognized security exchange. On exercise, the recipient recognizes ordinary income equal to the excess of the fair market value of the shares acquired on the date of exercise over the exercise price. The Company is entitled to an income tax deduction in the year of exercise in the amount recognized by the recipient as ordinary income. The recipient’s gain (or loss) on subsequent disposition of the shares is long-term capital gain (or loss) if the shares are held for at least one year following exercise, and otherwise is short-term capital gain (or loss). The Company does not receive a deduction for any such capital gain.
Stock Appreciation Rights.   A SAR may be granted as an independent instrument (a freestanding SAR) or granted in tandem with a stock option (either an ISO or NQSO). Generally, the recipient of a freestanding SAR will not recognize any taxable income at the time the freestanding SAR is granted. If the freestanding SAR is settled in cash, the cash will be taxable as ordinary income to the recipient at the time that it is received. If the freestanding SAR is settled in shares, the recipient will recognize ordinary income equal to the excess of the fair market value of the shares on the day they are received over any amounts paid by the recipient for the shares.
With respect to tandem SARs, if a recipient elects to surrender the underlying option in exchange for cash or stock equal to the appreciation inherent in the underlying option, the tax consequences to the recipient will be the same as discussed above relating to freestanding SARs. If the employee elects to exercise the underlying option, the recipient will be taxed at the time of exercise as if the recipient had exercised a NQSO as discussed above.

Restricted Stock and RSUs.   Recipients of restricted stock or RSUs do not recognize income at the time of the grant. When the award vests or is paid, recipients generally recognize ordinary income in an amount equal to the fair market value of the stock or units at such time, and the Company will receive a corresponding deduction. A recipient may, in the recipients own discretion, elect to recognize taxable ordinary income in an amount equal to the fair market value of the shares at the time of receipt on or before 30 days after receipt of a restricted stock award, pursuant to Section 83(b) of the Code. The shares subject to a valid election under Section 83(b) will not cause the recipient to recognize income when the restrictions on the shares lapse. If the participant forfeits the shares to us (e.g., upon the participant’s termination prior to vesting), the participant may not claim a deduction with respect to the income recognized as a result of the election but may have a capital loss for any unreturned amounts paid by the participant for such shares.
Section 409A Compliance
The Plan is intended to comply with Section 409A of the Code (to the extent that it is subject to Section 409A). Awards granted under the Plan are intended to be structured in a manner to avoid imposition of penalty taxes under Section 409A, but neither the Company nor the Committee will have any liability to a participant for such a tax or penalty.
Required Vote
Approval of the Amendment to the Plan to increase the number of shares authorized to be issued under the Plan, to clarify that dividends will not be paid on unvested awards under the Plan, and to provide that the Compensation Committee may permit awards to be transferred or issued to certain permitted transferees in limited circumstances requires the affirmative vote of the majority of shares present in person or represented by proxy at the Annual Meeting and entitled to vote on the matter.
Your Board of Directors recommends that you vote FOR the Amendment to the Company’s 2017 Incentive Plan.

AUDIT COMMITTEE REPORT
The Audit Committee of the Board consists of four directors who are independent under rules of the NYSE, the Securities Exchange Act and rules of the SEC, as applicable to audit committee members. The Audit Committee represents and assists the Board in fulfilling its oversight responsibility regarding (i) the integrity of the Company’s financial statements and the financial reporting process; (ii) the systems of internal accounting and financial controls; (iii) the performance of the internal audit function and the independent registered public accounting firm; (iv) the qualifications and independence of the independent registered public accounting firm; (v) the annual independent audit of the Company’s financial statements; (vi) the review of related party transactions; and (vii) until establishment of the Risk and Compliance Committee in April 2020, compliance with legal and regulatory requirements.
The Company’s management has primary responsibility for establishing and maintaining effective internal control over financial reporting and preparing the Company’s financial statements and disclosures. Deloitte & Touche LLP (“Deloitte & Touche”), the Company’s independent registered public accounting firm for the year ended December 31, 2020, is responsible for performing an independent audit of the Company’s consolidated financial statements and expressing opinions on the conformity of the Company’s audited financial statements with generally accepted accounting principles in the United States and on the effectiveness of the Company’s internal control over financial reporting. The Audit Committee oversees the performance of these responsibilities by Deloitte & Touche and management, including the processes by which these responsibilities are fulfilled.
The Audit Committee has taken steps to provide assurances regarding Audit Committee composition and procedures, the independence of the Company’s independent registered public accounting firm and the integrity of the Company’s financial statements and disclosures. These steps include: (i) reviewing the Audit Committee Charter; (ii) reviewing the Code of Business Conduct and Ethics; (iii) maintaining a procedure to allow employees, stockholders and the public to report concerns regarding the Company’s financial statements, internal controls and disclosures through the Ethics Hotline; and (iv) reviewing procedures for the Audit Committee to pre-approve all audit and non-audit services provided by the Company’s independent registered public accounting firm.
In the performance of its oversight function and in accordance with its responsibilities under its charter, the Audit Committee has reviewed and discussed with management and Deloitte & Touche the Company’s audited financial statements as of and for the fiscal year ended December 31, 2020. The Audit Committee also discussed with Deloitte & Touche the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board and the Securities and Exchange Commission. Finally, the Audit Committee received the written disclosures and the letter from Deloitte & Touche required by applicable requirements of the Public Company Accounting Oversight Board regarding Deloitte & Touche’s communications with the Audit Committee concerning independence, and discussed with Deloitte & Touche their independence.
After and in reliance upon the reviews and discussions described above, the Audit Committee recommended to the Company’s Board of Directors that the audited financial statements for the fiscal year ended December 31, 2020 be included in the Company’s Annual Report on Form 10-K for the year then ended that was filed with the Securities and Exchange Commission.
Audit Committee
Dale E. Williams, Chairman
Andrew Frawley
David Kirchheimer
Gillian Van Schaick

PROPOSAL 4 – RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Our Audit Committee has appointed Deloitte & Touche to serve as our independent registered public accounting firm for the fiscal year ending December 31, 2021. Deloitte & Touche has audited our financial statements since the fiscal year ended December 31, 2019, and replaced Grant Thornton LLP (“Grant Thornton”), who had audited our financial statements since 2007. A representative of Deloitte & Touche is expected to be present at the Annual Meeting, will have an opportunity to make a statement if he or she so desires and will be available to respond to questions.
Stockholder ratification of the appointment of Deloitte & Touche as our independent registered public accounting firm is not required by our Bylaws or otherwise. Our Board, however, is submitting the selection of Deloitte & Touche to our stockholders for ratification as a matter of good corporate governance. If the stockholders fail to ratify the selection, the Audit Committee will reconsider whether to retain this firm. Even if the selection is ratified, the Audit Committee in its discretion may decide to appoint a different independent registered public accounting firm at any time during the year if it determines that such a change would be in the best interests of us and our stockholders.
Audit Fees
The following table shows the fees paid or accrued by us for the audit and other services provided by Deloitte & Touche and Grant Thornton for our fiscal years ended December 31, 2020 and 2019:
	2020	2019
Audit Fees(1)	$2,327,183	$3,126,783
Audit-Related Fees(2)	—	—
Tax Fees(3)	225,064	369,022
All Other Fees(4)	5,685	3,790
Total Fees	$2,557,932	$3,499,595

(1)
Fees related to the audit of our annual financial statements, including the audit of the effectiveness of internal control over financial reporting, reviews of the quarterly financial statements filed on Forms 10-Q, services provided in connection with statutory and regulatory filings or engagements. Fees for 2020 also relate to accounting analysis related to equity method inestments and COVID-19 impacts. Fees for 2019 also relate to professional services rendered in connection with the placement of our subsidiaries in the United Kingdom into administration and the adoption of ASC 842, Leases. For 2020 matters, total audit fees included $2,274,183 paid to Deloitte & Touche and $53,000 paid to Grant Thornton. For 2019 matters, total audit fees included $2,533,833 paid to Deloitte & Touche and $592,950 paid to Grant Thornton.

(2)
Fees for professional services for assurance and services related to the performance of the audit or review of our consolidated financial statements which are not included under “Audit Fees.” These services include accounting consultations concerning financial accounting and reporting standards.

(3)
Fees related to services performed in conjunction with tax compliance, tax advice and tax planning for federal, state and international jurisdictions. For 2020 matters, total tax fees included $222,520 paid to Deloitte Tax LLP, an affiliate of Deloitte & Touche, and $2,544 paid to Grant Thornton. For 2019 matters, total tax fees included $229,500 paid to Deloitte Tax LLP, an affiliate of Deloitte & Touche, and $139,522 paid to Grant Thornton.

(4)
Fees related to products and services (online research tools) provided by Deloitte & Touche.

Auditor Independence
In the fiscal year ended December 31, 2020, there were no other professional services provided by Deloitte & Touche that would have required our Audit Committee to consider their compatibility with maintaining the independence of Deloitte & Touche.

Approval of Audit and Permissible Non-Audit Services
Our Audit Committee has established pre-approval policies and procedures applicable to all services provided by our independent registered public accounting firm. In accordance with SEC rules, our pre-approval policy has two approaches to pre-approving audit and permitted non-audit services performed by our independent registered public accounting firm. Proposed services may be pre-approved pursuant to a policy approved by the Audit Committee that specifies particular types of service that are approved without further consideration by the Audit Committee (“class pre-approval”). If a particular type of service does not fall within the types of service that have class pre-approval, the service will require specific pre-approval by the Audit Committee before it is provided to us by our independent registered public accounting firm. For the fiscal year ended December 31, 2020, 100% of the fees associated with the independent registered public accounting firm services were pre-approved by the Audit Committee.
Your Board of Directors unanimously recommends that you vote FOR the ratification of the appointment of
Deloitte & Touche LLP to serve as our independent registered public accounting firm for the fiscal year ending December 31, 2021.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
Procedures for Approval of Related Person Transactions
We have a policy governing transactions with “related parties,” which generally means our executive officers, directors and nominees, any immediate family member or affiliated entity of the foregoing and any person (and his or her immediate family members and affiliated entities) or entity (including affiliates) that beneficially owns 5% or more of our outstanding common stock. Under our policy, the Audit Committee will approve the terms, arrangements and policies of, and provide ongoing oversight over, all transactions with a related party in which the amount involved exceeds $120,000. In conducting its initial and ongoing reviews, the Audit Committee will take into account, among other factors, the terms of the transaction, including whether the transaction is on terms no less favorable than terms generally available to an unaffiliated third-party under the same or similar circumstances, the extent of the related-party’s interest in the transaction, the qualifications and performance of the related party and other business considerations that would be applied to similar arrangements with unaffiliated parties. To perform its ongoing review of related party transactions, the Audit Committee meets to discuss and review the relevant transaction at least once every 12 months. Under the policy, if we discover a related-party transaction that has not been approved, the Audit Committee will determine the appropriate action, including ratification, rescission or amendment of the transaction.
Other than as described below, in 2019 and 2020 there were no related party transactions or series of similar transactions to which we have been a party.
Related Party Transactions
Relationship with Ad Astra
Collection Services.   Ad Astra Recovery Services, Inc. (“Ad Astra”) was our exclusive provider of third-party collection services for our U.S. operations, until we acquired it on January 3, 2020. Each of our Founders owned a 1∕3 interest in Ad Astra. Before we acquired Ad Astra, when loans became between 91 and 121 days delinquent we referred them to Ad Astra for collections and Ad Astra earned a commission fee equal to 30% of any amounts it successfully recovered (as well as reimbursement for any third party legal work incurred in connection with its collection activities). The net amount receivable from Ad Astra was approximately $1.4 million at December 31, 2019 and the commission expense we paid to Ad Astra was approximately $15.5 million for the year ended December 31, 2019. Given the timing of the acquisition in early 2020, there was no reportable net receivable from Ad Astra at December 31, 2020 nor commission expense to Ad Astra for the year ended December 31, 2020.
Acquisition of Ad Astra.   As noted above, on January 3, 2020, we completed the acquisition of Ad Astra, pursuant to which we purchased all of the outstanding capital stock of Ad Astra for a base purchase price of approximately $15.8 million, subject to customary adjustments for net-working capital, cash and debt. A committee of independent directors with independent legal and financial advisors negotiated the transaction and determined it to be in our best interests, and the transaction was approved by the unanimous vote of disinterested members of our Board.
Operating Leases
We lease our corporate office, collection office and certain stores under agreements with CDM Development LLC, Dimensions Real Estate Group LLC, Foresome Real Estate LLC, R Real Estate LLC and Summit Real Estate LLC. Each of our Founders owns a 1∕3 interest in CDM Development LLC, a 19% interest in Dimensions Real Estate Group LLC, a 1∕4 interest in Foresome Real Estate LLC and a 1∕5 interest in Summit Real Estate LLC. Additionally, Mr. Rippel owns 100% of R Real Estate LLC. The aggregate annual base rent we paid under these agreements was approximately $3.5 million and $3.4 million for the years ended December 31, 2019 and 2020, respectively, and the leases have an average term of five years with two renewal options, each for an additional five-year term.

Repurchase of Shares from FFL
In August 2019, we entered into a Share Repurchase Agreement (the “Share Repurchase Agreement”) with Friedman Fleischer & Lowe Capital Partners II, L.P. and its affiliated investment funds (“FFL”), holder of more than 5% of our outstanding common stock. Pursuant to the Share Repurchase Agreement, we repurchased 2,000,000 shares of our common stock owned by FFL in a private transaction at a purchase price equal to $13.55 per share of Common Stock. The Share Repurchase Agreement was negotiated at arm’s length and was approved by the unanimous vote of disinterested members of our Board.
Financial Planning and Analysis Consulting Services
Accordion Partners LLC provided financial planning and analysis consulting services to us in 2019. At the time of Accordion Partners providing services to us, FFL held more than 5% of our outstanding capital stock and owned a minority stake in Accordion Partners. We paid approximately $259,088 in 2019 to Accordion Partners, whose work has been completed. These transactions were negotiated at arm’s length and were approved by the Audit Committee.
Amended and Restated Investors Rights Agreement
In connection with our initial public offering, we entered into an amended and restated investors rights agreement with certain holders of our common stock, including the Founders and FFL (collectively, the “principal holders”). Pursuant to the amended and restated investors rights agreement, we agreed to register the sale of shares of our common stock held by the principal holders under certain circumstances.
Demand Rights.   At any time after 180 days from our initial public offering and subject to certain limitations, including those described below, any principal holder who beneficially owns at least 8% of our then-outstanding common stock may make a written request that we prepare and file a registration statement under the Securities Act of 1933 registering the offer and sale of shares of our common stock held by such principal holder. Once we are eligible to use a registration statement on Form S-3, any such demand registration may be for a shelf registration statement. Generally, we are required to file a demand registration statement on Form S-1 within 90 days of a written request and to file a demand registration statement on Form S-3 within 30 days of a written request.
We are not required to file any demand registration in which the amount of common stock to be registered has an anticipated aggregate public price of less than $10 million (in the case of a registration on Form S-1) or $5 million (in the case of a registration on Form S-3). In addition, we are not required to file a demand registration (i) on Form S-1 if we have already filed three registrations in response to a demand by such principal holder or if we have filed a registration on Form S-1 in the prior 12 months, or (ii) on Form S-3 if we have filed a registration on Form S-3 in response to a demand by such principal holder in the prior six months.
Piggyback Rights.   Subject to certain exceptions, any time we propose to register any of our common stock for public sale, whether or not for our own account, we must notify each principal holder of such proposal and, if applicable, permit them an opportunity to include shares of their common stock in such registration.
Expenses.   We will pay all reasonable expenses incident to our performance of the registration rights described above, including certain reasonable fees and disbursements (not including underwriting discounts and commissions).
Certain Conditions and Limitations.   The registration rights described above are subject to certain conditions and limitations, including the right of the underwriters of an underwritten offering to limit the number of shares to be included in a registration and our right to delay or withdraw a registration statement under certain circumstances.
Indemnification.   In certain circumstances we will indemnify, to the extent permitted by law, each principal holder, and each underwriter, if any, and certain other persons against claims arising in connection with any prospectus or other similar or incident document, or any violation or alleged violation of applicable securities laws, rules or regulations by us in an offering that includes common stock being sold by a participating holder. Similarly, each such principal holder will, if common stock held by such principal holder is included in the securities to be registered, indemnify us, each underwriter, if any, each other principal holder and certain other persons, against similar claims arising in connection with and to the extent made in reliance upon and in conformity with written information furnished by such principal holder and stated to be specifically for use in any such prospectus or document.
DELINQUENT SECTION 16(a) REPORTS
Section 16(a) of the Exchange Act and SEC regulations require our directors and executive officers and persons who own more than 10% of our outstanding common stock to file reports of ownership and changes in ownership of our common stock with the SEC. Directors, executive officers and greater than 10% beneficial owners are required by SEC regulations to furnish us with copies of all Section 16(a) reports they file.
Based solely on our review of copies of these reports filed electronically with the SEC and any written representations that no Form 5 report was required to be filed, we believe that during 2020 all of our directors and executive officers filed the required reports under Section 16(a) on a timely basis, except that Mr. Gayhardt did not timely file a Form 4 reporting one transaction due to administrative delays.
ADDITIONAL INFORMATION
Director and Officer Indemnification
We indemnify our directors and named executive officers to the fullest extent permitted by law so that they will be free from undue concern about personal liability in connection with their service to us.
Stockholder Proposals for Inclusion in Next Year’s Proxy Statement
Pursuant to Rule 14a-8 under the Exchange Act, some stockholder proposals may be eligible for inclusion in our 2022 proxy statement and proxy card. Any such stockholder proposals must be submitted in writing to our Corporate Secretary no later than December 30, 2021.
You should address any stockholder proposals to the attention of the Corporate Secretary, CURO Group Holdings Corp., 3527 North Ridge Road, Wichita, Kansas 67205.
Other Stockholder Proposals for Presentation at Next Year’s Annual Meeting
Our Bylaws require that any stockholder proposal that is not submitted for inclusion in next year’s proxy statement under Rule 14a-8 under the Exchange Act, but is instead sought to be presented directly at the annual meeting, must be received by our Corporate Secretary at our executive offices in Wichita, Kansas not less than 90 nor more than 120 days prior to the first anniversary of the preceding year’s annual meeting, except in certain circumstances. For the purposes of the annual meeting of stockholders in 2022, proposals submitted must be received between February 17, 2022 and the close of business on March 19, 2022. You should address all stockholder proposals to the attention of the Corporate Secretary, CURO Group Holdings Corp, 3527 North Ridge Road, Wichita, Kansas 67205, and include the information and comply with the requirements set forth in our Bylaws.
Our Bylaws set out specific requirements that the written notice of proposal must satisfy, including that the notice must set forth a brief description of the business desired to be brought at the annual meeting, the reasons for conducting such business at the meeting and other specific matters. In addition, our Bylaws require that the written notice include information about the proposing stockholder including, among other things, the name, address, class and number of our shares that are owned beneficially and of record, any relevant agreements, arrangements or understandings between the stockholder and any affiliates or associates and any arrangements having the effect of mitigating a decrease in our share price or affecting the voting power of the stockholder, including derivative positions.
Copies of the provisions of our Bylaws applicable to stockholder nominations and proposals will be forwarded to any stockholder upon written request.

Solicitation of Proxies
We will pay the expenses of solicitation of proxies for the Annual Meeting. Solicitations may be made in person or by telephone by our officers and employees or by nominees or other fiduciaries who may mail materials to or otherwise communicate with the beneficial owners of shares held by the nominees or other fiduciaries. Upon request, we will reimburse brokers, dealers, banks and trustees, or their nominees, for reasonable expenses incurred by them in forwarding material to beneficial owners of our common stock. We have engaged Georgeson Inc. at an estimated cost of $12,500, plus expenses and disbursements, to assist in solicitation of proxies.
Delivery of Documents to Stockholders Sharing an Address
If you are the beneficial owner, but not the record holder, of shares of our common stock, your broker, bank or other nominee may only deliver one copy of this Proxy Statement and our 2020 Annual Report to multiple stockholders who share an address, unless that nominee has received contrary instructions from one or more of the stockholders. We will deliver promptly, upon written or oral request, a separate copy of this Proxy Statement and our 2020 Annual Report to a stockholder at a shared address to which a single copy of the documents was delivered. A stockholder who wishes to receive a separate copy of the Proxy Statement and 2020 Annual Report, now or in the future, should submit this request in writing to Corporate Secretary, CURO Group Holdings Corp., 3527 North Ridge Road, Wichita, Kansas 67205, or by calling (316) 722-3801. Beneficial owners sharing an address who are receiving multiple copies of proxy materials and who wish to receive a single copy of such materials in the future should make a request directly to their broker, bank or other nominee.
Electronic Access to Proxy Statement and Annual Report
Our Proxy Statement and our 2020 Annual Report are available at https://ir.curo.com/proxy-statement-2021. If you have not received or do not have access to the 2020 Annual Report, write to: Corporate Secretary, CURO Group Holdings Corp., 3527 North Ridge Road, Wichita, Kansas 67205, or call (316) 722-3801 and ask for the Corporate Secretary, and we will send you a copy at no charge.

Annex A
CURO Group Holdings Corp.
2017 Incentive Plan
[As amended effective June 17, 2021]
1.
Purpose.

The purpose of the Plan is to assist the Company in attracting, retaining, motivating, and rewarding certain employees, officers, directors, and consultants of the Company and its Affiliates and promoting the creation of long-term value for stockholders of the Company by closely aligning the interests of such individuals with those of such stockholders. The Plan authorizes the award of Stock-based and cash-based incentives to Eligible Persons to encourage such Eligible Persons to expend maximum effort in the creation of stockholder value.
2.
Definitions.

For purposes of the Plan, the following terms shall be defined as set forth below:
(a)      “Affiliate” means, with respect to a Person, any other Person that, directly or indirectly through one or more intermediaries, controls, is controlled by, or is under common control with, such Person.
(b)      “Award” means any Option, award of Restricted Stock, Restricted Stock Unit, Stock Appreciation Right, Performance Award, or other Stock-based award granted under the Plan.
(c)      “Award Agreement” means an Option Agreement, a Restricted Stock Agreement, an RSU Agreement, a SAR Agreement, a Performance Award Agreement, or an agreement governing the grant of any other Stock-based Award granted under the Plan.
(d)      “Board” means the Board of Directors of the Company.
(e)      “Cause” means, with respect to a Participant and in the absence of an Award Agreement or Participant Agreement otherwise defining Cause, (1) the Participant’s plea of nolo contendere to, conviction of or indictment for, any crime (whether or not involving the Company or its Affiliates) (i) constituting a felony or (ii) that has, or could reasonably be expected to result in, an adverse impact on the performance of the Participant’s duties to the Service Recipient, or otherwise has, or could reasonably be expected to result in, an adverse impact on the business or reputation of the Company or its Affiliates, (2) conduct of the Participant, in connection with his or her employment or service, that has resulted, or could reasonably be expected to result, in material injury to the business or reputation of the Company or its Affiliates, (3) any material violation of the policies of the Service Recipient, including, but not limited to, those relating to sexual harassment or the disclosure or misuse of confidential information, or those set forth in the manuals or statements of policy of the Service Recipient; (4) the Participant’s act(s) of gross negligence or willful misconduct in the course of his or her employment or service with the Service Recipient; (5) misappropriation by the Participant of any assets or business opportunities of the Company or its Affiliates; (6) embezzlement or fraud committed by the Participant, at the Participant’s direction, or with the Participant’s prior actual knowledge; or (7) willful neglect in the performance of the Participant’s duties for the Service Recipient or willful or repeated failure or refusal to perform such duties. If, subsequent to the Termination of a Participant for any reason other than by the Service Recipient for Cause, it is discovered that the Participant’s employment or service could have been terminated for Cause, such Participant’s employment or service shall, at the discretion of the Committee, be deemed to have been terminated by the Service Recipient for Cause for all purposes under the Plan, and the Participant shall be required to repay to the Company all amounts received by him or her in respect of any Award following such Termination that would have been forfeited under the Plan had such Termination been by the Service Recipient for Cause. In the event that there is an Award Agreement or Participant Agreement defining Cause, “Cause” shall have the meaning provided in such agreement, and a Termination by the Service Recipient for Cause hereunder shall not be deemed to have occurred unless all applicable notice and cure periods in such Award Agreement or Participant Agreement are complied with.

(f)      “Change in Control” means:
(1)      a change in ownership or control of the Company effected through a transaction or series of transactions (other than an offering of Stock to the general public through a registration statement filed with the U.S. Securities and Exchange Commission or similar non-U.S. regulatory agency or pursuant to a Non-Control Transaction) whereby any “person” (as defined in Section 3(a)(9) of the Exchange Act) or any two or more persons deemed to be one “person” (as used in Sections 13(d)(3) and 14(d)(2) of the Exchange Act), other than the Company or any of its Affiliates, an employee benefit plan sponsored or maintained by the Company or any of its Affiliates (or its related trust), or any underwriter temporarily holding securities pursuant to an offering of such securities, directly or indirectly acquire “beneficial ownership” (within the meaning of Rule 13d-3 under the Exchange Act) of securities of the Company possessing more than fifty percent (50%) of the total combined voting power of the Company’s securities eligible to vote in the election of the Board (the “Company Voting Securities”);
(2)      the date, within any consecutive twenty-four (24) month period commencing on or after the Effective Date, upon which individuals who constitute the Board as of the Effective Date (the “Incumbent Board”) cease for any reason to constitute at least a majority of the Board; provided, however, that any individual who becomes a director subsequent to the Effective Date whose election or nomination for election by the Company’s stockholders was approved by a vote of at least a majority of the directors then constituting the Incumbent Board (either by a specific vote or by approval of the proxy statement of the Company in which such individual is named as a nominee for director, without objection to such nomination) shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest (including, but not limited to, a consent solicitation) with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a person other than the Board; or
(3)      the consummation of a merger, consolidation, share exchange, or similar form of corporate transaction involving the Company or any of its Affiliates that requires the approval of the Company’s stockholders (whether for such transaction, the issuance of securities in the transaction or otherwise) (a “Reorganization”), unless immediately following such Reorganization (i) more than fifty percent (50%) of the total voting power of (A) the corporation resulting from such Reorganization (the “Surviving Company”) or (B) if applicable, the ultimate parent corporation that has, directly or indirectly, beneficial ownership of one hundred percent (100%) of the voting securities of the Surviving Company (the “Parent Company”), is represented by Company Voting Securities that were outstanding immediately prior to such Reorganization (or, if applicable, is represented by shares into which such Company Voting Securities were converted pursuant to such Reorganization), and such voting power among the holders thereof is in substantially the same proportion as the voting power of such Company Voting Securities among holders thereof immediately prior to such Reorganization, (ii) no person, other than an employee benefit plan sponsored or maintained by the Surviving Company or the Parent Company (or its related trust), is or becomes the beneficial owner, directly or indirectly, of fifty percent (50%) or more of the total voting power of the outstanding voting securities eligible to elect directors of the Parent Company, or if there is no Parent Company, the Surviving Company, and (iii) at least a majority of the members of the board of directors of the Parent Company, or if there is no Parent Company, the Surviving Company, following the consummation of such Reorganization are members of the Incumbent Board at the time of the Board’s approval of the execution of the initial agreement providing for such Reorganization (any Reorganization which satisfies all of the criteria specified in clauses (i), (ii), and (iii) above shall be a “Non-Control Transaction”); or
(4)      the sale or disposition, in one or a series of related transactions, of all or substantially all of the assets of the Company to any “person” (as defined in Section 3(a)(9) of the Exchange Act) or to any two or more persons deemed to be one “person” (as used in Sections 13(d)(3) and 14(d)(2) of the Exchange Act) other than the Company’s Affiliates.
Notwithstanding the foregoing, (x) a Change in Control shall not be deemed to occur solely because any person acquires beneficial ownership of fifty percent (50%) or more of the Company Voting Securities as a result of an acquisition of Company Voting Securities by the Company that reduces the number of Company Voting Securities outstanding; provided that if after such acquisition by the Company such person becomes the beneficial owner of additional Company Voting Securities that increases the percentage of outstanding Company Voting Securities beneficially owned by such person, a Change in Control shall then be deemed to occur, and (y) with respect to the payment of any amount that constitutes a deferral of compensation subject to Section 409A of the Code payable upon a Change in Control, a Change in Control shall not be deemed to have occurred, unless the Change in Control constitutes a change in the ownership or effective control of the Company or in the ownership of a substantial portion of the assets of the Company under Section 409A(a)(2)(A)(v) of the Code.
(g)      “Code” means the U.S. Internal Revenue Code of 1986, as amended from time to time, including the rules and regulations thereunder and any successor provisions, rules and regulations thereto.
(h)      “Committee” means the Board or such other committee consisting of two or more individuals appointed by the Board to administer the Plan and each other individual or committee of individuals designated to exercise authority under the Plan.
(i)      “Company” means CURO Group Holdings Corp., a Delaware corporation.
(j)      “Corporate Event” has the meaning set forth in Section 11(b) hereof.
(k)      “Data” has the meaning set forth in Section 21(f) hereof.
(l)      “Disability” means, in the absence of an Award Agreement or Participant Agreement otherwise defining Disability, the permanent and total disability of such Participant within the meaning of Section 22(e)(3) of the Code. In the event that there is an Award Agreement or Participant Agreement defining Disability, “Disability” shall have the meaning provided in such Award Agreement or Participant Agreement.
(m)      “Disqualifying Disposition” means any disposition (including any sale) of Stock acquired upon the exercise of an Incentive Stock Option made within the period that ends either (1) two years after the date on which the Participant was granted the Incentive Stock Option or (2) one year after the date upon which the Participant acquired the Stock.
(n)      “Effective Date” means November 8, 2017, which is the date on which the Plan was approved by the Board.
(o)      “Eligible Person” means (1) each employee and officer of the Company or any of its Affiliates, (2) each non-employee director of the Company or any of its Affiliates; (3) each other natural Person who provides substantial services to the Company or any of its Affiliates as a consultant or advisor (or a wholly owned alter ego entity of the natural Person providing such services of which such Person is an employee, stockholder or partner) and who is designated as eligible by the Committee, and (4) each natural Person who has been offered employment by the Company or any of its Affiliates; provided that such prospective employee may not receive any payment or exercise any right relating to an Award until such Person has commenced employment or service with the Company or its Affiliates; provided further, however, that (i) with respect to any Award that is intended to qualify as a “stock right” that does not provide for a “deferral of compensation” within the meaning of Section 409A of the Code, the term “Affiliate” as used in this Section 2(o) shall include only those corporations or other entities in the unbroken chain of corporations or other entities beginning with the Company where each of the corporations or other entities in the unbroken chain other than the last corporation or other entity owns stock possessing at least fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations or other entities in the chain, and (ii) with respect to any Award that is intended to be an Incentive Stock Option, the term “Affiliate” as used in this Section 2(o) shall include only those entities that qualify as a “subsidiary corporation” with respect to the Company within the meaning of Section 424(f) of the Code. An employee on an approved leave of absence may be considered as still in the employ of the Company or any of its Affiliates for purposes of eligibility for participation in the Plan.
(p)      “Exchange Act” means the U.S. Securities Exchange Act of 1934, as amended from time to time, including the rules and regulations thereunder and any successor provisions, rules and regulations thereto.

(q)      “Expiration Date” means, with respect to an Option or Stock Appreciation Right, the date on which the term of such Option or Stock Appreciation Right expires, as determined under Section 5(b) or 8(b) hereof, as applicable.
(r)      “Fair Market Value” means, as of any date when the Stock is listed on one or more national securities exchanges, the closing price reported on the principal national securities exchange on which such Stock is listed and traded on the date of determination or, if the closing price is not reported on such date of determination, the closing price reported on the most recent date prior to the date of determination. If the Stock is not listed on a national securities exchange, “Fair Market Value” shall mean the amount determined by the Board in good faith, and in a manner consistent with Section 409A of the Code, to be the fair market value per share of Stock.
(s)      “GAAP” has the meaning set forth in Section 9(f)(3) hereof.
(t)      “Incentive Stock Option” means an Option intended to qualify as an “incentive stock option” within the meaning of Section 422 of the Code.
(u)      “IPO” means an initial underwritten public offering of the Company’s equity securities pursuant to an effective Form S-1 or Form F-1 registration statement filed under the Securities Act or similar law or regulation governing the offering and sale of securities in a jurisdiction other than the United States.
(v)      “IPO Date” means the effective date of the registration statement for the IPO.
(w)      “Nonqualified Stock Option” means an Option not intended to be an Incentive Stock Option.
(x)      “Option” means a conditional right, granted to a Participant under Section 5 hereof, to purchase Stock at a specified price during a specified time period.
(y)      “Option Agreement” means a written agreement between the Company and a Participant evidencing the terms and conditions of an individual Option Award.
(z)      “Participant” means an Eligible Person who has been granted an Award under the Plan or, if applicable, such other Person who holds an Award.
(aa)      “Participant Agreement” means an employment or other services agreement between a Participant and the Service Recipient that describes the terms and conditions of such Participant’s employment or service with the Service Recipient and is effective as of the date of determination.
(bb)      “Performance Award” means an Award granted to a Participant under Section 9 hereof, which Award is subject to the achievement of Performance Objectives during a Performance Period. A Performance Award shall be designated as a Performance Share, a Performance Unit or a Performance Cash Award at the time of grant.
(cc)      “Performance Award Agreement” means a written agreement between the Company and a Participant evidencing the terms and conditions of an individual Performance Award.
(dd)      “Performance Cash Award” means a Performance Award which is a cash award (for a dollar value not in excess of that set forth in Section 4(c)(1) hereof), the payment of which is subject to the achievement of Performance Objectives during a Performance Period. A Performance Cash Award may also require the completion of a specified period of employment or service.
(ee)      “Performance Objectives” means the performance objectives established pursuant to the Plan for Participants who have received Performance Awards.
(ff)      “Performance Period” means the period of time designated by the Committee over which the achievement of one or more Performance Objectives will be measured for the purpose of determining a Participant’s right to and the payment of an Award. Performance Periods may be of varying and overlapping duration, at the sole discretion of the Committee.

(gg)      “Performance Share” means a Performance Award denominated in shares of Stock which may be earned in whole or in part based upon the achievement of Performance Objectives during a Performance Period.
(hh)      “Performance Unit” means a Performance Award denominated as a notional unit representing the right to receive one share of Stock (or the cash value of one share of Stock, if so determined by the Committee) which may be earned in whole or in part based upon the achievement of Performance Objectives during a Performance Period.
(ii)      “Permitted Transferee” has the meaning set forth in Section 14 hereof.
(~~<ii>~~jj)      “Person” means any individual, corporation, partnership, firm, joint venture, association, joint-stock company, trust, unincorporated organization, or other entity.
(~~<jj>~~kk)      “Plan” means this CURO Group Holdings Corp. 2017 Incentive Plan, as amended from time to time.
(~~<kk>~~ll)      “Qualified Member” means a member of the Committee who is a “Non-Employee Director” within the meaning of Rule 16b-3 under the Exchange Act, an “independent director” as defined under, as applicable, the NASDAQ Listing Rules, the NYSE Listed Company Manual or other applicable stock exchange rules and, following the Transition Period, an “outside director” within the meaning of Treasury Regulation Section 1.162-27(c) under Section 162(m) of the Code.
(~~<ll>~~mm)      “Qualified Performance-Based Award” means an Option, Stock Appreciation Right, or Performance Award that is intended to qualify as “qualified performance-based compensation” within the meaning of Section 162(m) of the Code.
(~~<mm>~~nn)      “Qualifying Committee” has the meaning set forth in Section 3(b) hereof.
(~~<nn>~~oo)      “Restricted Stock” means Stock granted to a Participant under Section 6 hereof that is subject to certain restrictions and to a risk of forfeiture.
(~~<oo>~~pp)      “Restricted Stock Agreement” means a written agreement between the Company and a Participant evidencing the terms and conditions of an individual Restricted Stock Award.
(~~<pp>~~qq)      “Restricted Stock Unit” means a notional unit representing the right to receive one share of Stock (or the cash value of one share of Stock, if so determined by the Committee) on a specified settlement date.
(~~<qq>~~rr)      “RSU Agreement” means a written agreement between the Company and a Participant evidencing the terms and conditions of an individual Award of Restricted Stock Units.
(~~<rr>~~ss)      “SAR Agreement” means a written agreement between the Company and a Participant evidencing the terms and conditions of an individual Award of Stock Appreciation Rights.
(~~<ss>~~tt)      “Securities Act” means the U.S. Securities Act of 1933, as amended from time to time, including the rules and regulations thereunder and any successor provisions, rules and regulations thereto.
(~~<tt>~~uu)      “Service Recipient” means, with respect to a Participant holding an Award, either the Company or an Affiliate of the Company by which the original recipient of such Award is, or following a Termination was most recently, principally employed or to which such original recipient provides, or following a Termination was most recently providing, services, as applicable.
(~~<uu>~~vv)      “Stock” means the common stock, par value $0.001 per share, of the Company, and such other securities as may be substituted for such stock pursuant to Section 11 hereof.
(~~<vv>~~ww)      “Stock Appreciation Right” means a conditional right to receive an amount equal to the value of the appreciation in the Stock over a specified period. Except in the event of extraordinary circumstances, as determined in the sole discretion of the Committee, or pursuant to Section 11(b) hereof, Stock Appreciation Rights shall be settled in Stock.
(~~<ww>~~xx)      “Substitute Award” has the meaning set forth in Section 4(a) hereof.

(~~<xx>~~yy)      “Termination” means the termination of a Participant’s employment or service, as applicable, with the Service Recipient; provided, however, that, if so determined by the Committee at the time of any change in status in relation to the Service Recipient (e.g., a Participant ceases to be an employee and begins providing services as a consultant, or vice versa), such change in status will not be deemed a Termination hereunder. Unless otherwise determined by the Committee, in the event that the Service Recipient ceases to be an Affiliate of the Company (by reason of sale, divestiture, spin-off, or other similar transaction), unless a Participant’s employment or service is transferred to another entity that would constitute the Service Recipient immediately following such transaction, such Participant shall be deemed to have suffered a Termination hereunder as of the date of the consummation of such transaction. Notwithstanding anything herein to the contrary, a Participant’s change in status in relation to the Service Recipient (for example, a change from employee to consultant) shall not be deemed a Termination hereunder with respect to any Awards constituting “nonqualified deferred compensation” subject to Section 409A of the Code that are payable upon a Termination unless such change in status constitutes a “separation from service” within the meaning of Section 409A of the Code. Any payments in respect of an Award constituting nonqualified deferred compensation subject to Section 409A of the Code that are payable upon a Termination shall be delayed for such period as may be necessary to meet the requirements of Section 409A(a)(2)(B)(i) of the Code. On the first business day following the expiration of such period, the Participant shall be paid, in a single lump sum without interest, an amount equal to the aggregate amount of all payments delayed pursuant to the preceding sentence, and any remaining payments not so delayed shall continue to be paid pursuant to the payment schedule applicable to such Award.
(~~<yy>~~zz)      “Transition Period” means the “reliance period” under Treasury Regulation Section 1.162-27(f)(2) under Section 162(m) of the Code which ends on the earliest to occur of the following: (i) the date of the first annual meeting of stockholders of the Company at which directors are to be elected that occurs after December 31, 2020 or, if the IPO Date does not occur in 2017, the date of the first annual meeting of stockholders at which directors are to be elected that occurs after the close of the third calendar year following the calendar year in which the IPO Date occurs; (ii) the date the Plan is materially amended for purposes of Treasury Regulation Section 1.162-27(h)(1)(iii); or (iii) the date all shares of Stock available for issuance under the Plan have been allocated.
3.
Administration.

(a)      Authority of the Committee. Except as otherwise provided below, the Plan shall be administered by the Committee. The Committee shall have full and final authority, in each case subject to and consistent with the provisions of the Plan, to (1) select Eligible Persons to become Participants, (2) grant Awards, (3) determine the type, number of shares of Stock subject to, other terms and conditions of, and all other matters relating to, Awards, (4) prescribe Award Agreements (which need not be identical for each Participant) and rules and regulations for the administration of the Plan, (5) construe and interpret the Plan and Award Agreements and correct defects, supply omissions, and reconcile inconsistencies therein, (6) suspend the right to exercise Awards during any period that the Committee deems appropriate to comply with applicable securities laws, and thereafter extend the exercise period of an Award by an equivalent period of time or such shorter period required by, or necessary to comply with, applicable law, and (7) make all other decisions and determinations as the Committee may deem necessary or advisable for the administration of the Plan. Any action of the Committee shall be final, conclusive, and binding on all Persons, including, without limitation, the Company, its stockholders and Affiliates, Eligible Persons, Participants, and beneficiaries of Participants. Notwithstanding anything in the Plan to the contrary, the Committee shall have the ability to accelerate the vesting of any outstanding Award at any time and for any reason, including upon a Corporate Event, subject to Section 11(d), or in the event of a Participant’s Termination by the Service Recipient other than for Cause, or due to the Participant’s death, Disability or retirement (as such term may be defined in an applicable Award Agreement or Participant Agreement, or, if no such definition exists, in accordance with the Company’s then-current employment policies and guidelines). For the avoidance of doubt, the Board shall have the authority to take all actions under the Plan that the Committee is permitted to take.
(b)      Manner of Exercise of Committee Authority. At any time that a member of the Committee is not a Qualified Member, any action of the Committee relating to a Qualified Performance-Based Award or relating to an Award granted or to be granted to a Participant who is then subject to Section 16 of the

Exchange Act in respect of the Company, must be taken by the remaining members of the Committee or a subcommittee, designated by the Committee or the Board, composed solely of two or more Qualified Members (a “Qualifying Committee”). Any action authorized by such a Qualifying Committee shall be deemed the action of the Committee for purposes of the Plan. The express grant of any specific power to a Qualifying Committee, and the taking of any action by such a Qualifying Committee, shall not be construed as limiting any power or authority of the Committee.
(c)      Delegation. To the extent permitted by applicable law, the Committee may delegate to officers or employees of the Company or any of its Affiliates, or committees thereof, the authority, subject to such terms as the Committee shall determine, to perform such functions under the Plan, including, but not limited to, administrative functions, as the Committee may determine appropriate. The Committee may appoint agents to assist it in administering the Plan. Any actions taken by an officer or employee delegated authority pursuant to this Section 3(c) within the scope of such delegation shall, for all purposes under the Plan, be deemed to be an action taken by the Committee. Notwithstanding the foregoing or any other provision of the Plan to the contrary, any Award granted under the Plan to any Eligible Person who is not an employee of the Company or any of its Affiliates (including any non-employee director of the Company or any Affiliate) or to any Eligible Person who is subject to Section 16 of the Exchange Act or is to be granted a Qualified Performance-Based Award must be expressly approved by the Committee or Qualifying Committee in accordance with subsection (b) above.
(d)      Sections 409A and 457A. The Committee shall take into account compliance with Sections 409A and 457A of the Code in connection with any grant of an Award under the Plan, to the extent applicable. While the Awards granted hereunder are intended to be structured in a manner to avoid the imposition of any penalty taxes under Sections 409A and 457A of the Code, in no event whatsoever shall the Company or any of its Affiliates be liable for any additional tax, interest, or penalties that may be imposed on a Participant as a result of Section 409A or Section 457A of the Code or any damages for failing to comply with Section 409A or Section 457A of the Code or any similar state or local laws (other than for withholding obligations or other obligations applicable to employers, if any, under Section 409A or Section 457A of the Code).
(e)      Section 162(m). Notwithstanding anything herein to the contrary, with regard to any provision of the Plan or any Award Agreement that is intended to comply with Section 162(m) of the Code following the Transition Period, any action or determination by the Committee shall be permitted only to the extent such action or determination would be permitted under Section 162(m) of the Code. The Plan has been adopted by the Board prior to the IPO Date, is intended to rely on the Transition Period and, following the Transition Period, with respect to Awards intended to be “performance-based” within the meaning of Section 162(m) of the Code, to comply with the applicable provisions of Section 162(m) of the Code, and the Plan shall be limited, construed and interpreted in a manner so as to comply therewith.
4.
Shares Available Under the Plan; Other Limitations.

(a)      Number of Shares Available for Delivery. Subject to adjustment as provided in Section 11 hereof, the total number of shares of Stock reserved and available for delivery in connection with Awards under the Plan shall be equal to ~~<5,000,000>~~9,000,000. Shares of Stock delivered under the Plan shall consist of authorized and unissued shares or previously issued shares of Stock reacquired by the Company on the open market or by private purchase. Notwithstanding the foregoing, (i) except as may be required by reason of Section 422 of the Code, the number of shares of Stock available for issuance hereunder shall not be reduced by shares issued pursuant to Awards issued or assumed in connection with a merger or acquisition as contemplated by, as applicable, NYSE Listed Company Manual Section 303A.08, NASDAQ Listing Rule 5635(c) and IM-5635-1, AMEX Company Guide Section 711, or other applicable stock exchange rules, and their respective successor rules and listing exchange promulgations (each such Award, a “Substitute Award”); and (ii) shares of Stock shall not be deemed to have been issued pursuant to the Plan with respect to any portion of an Award that is settled in cash.
(b)      Share Counting Rules. The Committee may adopt reasonable counting procedures to ensure appropriate counting, avoid double-counting (as, for example, in the case of tandem awards or Substitute Awards) and make adjustments if the number of shares of Stock actually delivered differs from the number of shares previously counted in connection with an Award. Other than with respect to a Substitute Award, to the extent that an Award expires or is canceled, forfeited, settled in cash, or otherwise terminated without delivery to the Participant of the full number of shares of Stock to which the Award related, the undelivered shares of Stock will again be available for grant. Shares of Stock withheld in payment of the exercise price or taxes relating to an Award and shares of Stock equal to the number surrendered in payment of any exercise price or taxes relating to an Award shall not be deemed to constitute shares delivered to the Participant and shall be deemed to again be available for delivery under the Plan.
(c)      162(m) Limitation; Incentive Stock Options.
(1)      Notwithstanding anything herein to the contrary, at all times after the end of the Transition Period when the Company is subject to the provisions of Section 162(m) of the Code, (i) the maximum number of shares of Stock with respect to which Options, Stock Appreciation Rights, and Performance Awards, in each case and to the extent the Award is intended to be a Qualified Performance-Based Award, may be granted to any individual in any one calendar year shall not exceed 680,000 (subject to adjustment as provided in Section 11 hereof); provided, however, that the foregoing limitation shall not apply to (A) Options or Stock Appreciation Rights and (B) Restricted Stock or other Stock-based awards that constitute “restricted property” under Section 83 of the Code to the extent granted during the Transition Period, even if such Restricted Stock or other Stock-based awards that constitute “restricted property” under Section 83 of the Code vest or are settled after the Transition Period; and (ii) the maximum value of the aggregate payment that any individual may receive with respect to a Qualified Performance-Based Award that is valued in dollars in respect of any annual Performance Period is $10,000,000, and for any Performance Period in excess of one (1) year, such amount multiplied by a fraction, the numerator of which is the number of months in the Performance Period and the denominator of which is twelve (12). No Qualified Performance-Based Awards (other than an Option or Stock Appreciation Right) may be granted hereunder based on the Performance Objectives following the first (1st) meeting of the Company’s stockholders that occurs in the fifth (5th) year following the year in which the Company’s stockholders most recently approved the Performance Objectives for purposes of satisfying the “qualified performance-based compensation” exemption under Section 162(m)(4)(C) of the Code unless the Performance Objectives are reapproved (or other designated performance goals are approved) by the stockholders on or before such stockholder meeting.
(2)      No more than 5,000,000 shares of Stock (subject to adjustment as provided in Section 11 hereof) reserved for issuance hereunder may be issued or transferred upon exercise or settlement of Incentive Stock Options.
(d)      Shares Available Under Acquired Plans. To the extent permitted by NYSE Listed Company Manual Section 303A.08, NASDAQ Listing Rule 5635(c) or other applicable stock exchange rules, subject to applicable law, in the event that a company acquired by the Company or with which the Company combines has shares available under a pre-existing plan approved by stockholders and not adopted in contemplation of such acquisition or combination, the shares available for grant pursuant to the terms of such pre-existing plan (as adjusted, to the extent appropriate, using the exchange ratio or other adjustment or valuation ratio of formula used in such acquisition or combination to determine the consideration payable to the holders of common stock of the entities party to such acquisition or combination) may be used for Awards under the Plan and shall not reduce the number of shares of Stock reserved and available for delivery in connection with Awards under the Plan; provided that Awards using such available shares shall not be made after the date awards could have been made under the terms of such pre-existing plan, absent the acquisition or combination, and shall only be made to individuals who were not employed by the Company or any subsidiary of the Company immediately prior to such acquisition or combination.
(e)      Minimum Vesting Period. No Award (other than any Performance Cash Award) may vest over a period that is less than one (1) year from the date of grant; provided, however, that the foregoing minimum vesting period shall not apply: (i) to a Substitute Award that does not reduce the vesting period of the award being replaced or assumed; or (ii) to Awards involving an aggregate number of shares of Stock not in excess of five percent (5%) of the aggregate number of shares of Stock that may be delivered in connection with Awards (as set forth in Section 4 hereof).
(f)      Limitation on Awards to Non-Employee Directors. Notwithstanding anything herein to the contrary, the maximum value of any Awards granted to a non-employee director of the Company in any one calendar year, shall not exceed $450,000 (calculating the value of any such Awards based on the grant date fair value of such Awards for financial reporting purposes and excluding, for this purpose, the value of any dividend equivalent payments paid pursuant to any Award granted in a previous year).
5.
Options.

(a)      General. Certain Options granted under the Plan may be intended to be Incentive Stock Options; however, no Incentive Stock Options may be granted hereunder following the tenth (10th) anniversary of the earlier of (i) the date the Plan is adopted by the Board and (ii) the date the stockholders of the Company approve the Plan. Options may be granted to Eligible Persons in such form and having such terms and conditions as the Committee shall deem appropriate; provided, however, that Incentive Stock Options may be granted only to Eligible Persons who are employees of the Company or an Affiliate (as such definition is limited pursuant to Section 2(o) hereof) of the Company. The provisions of separate Options shall be set forth in separate Option Agreements, which agreements need not be identical. No dividends or dividend equivalents shall be paid on Options.
(b)      Term. The term of each Option shall be set by the Committee at the time of grant; provided, however, that no Option granted hereunder shall be exercisable after, and each Option shall expire, ten (10) years from the date it was granted.
(c)      Exercise Price. The exercise price per share of Stock for each Option shall be set by the Committee at the time of grant and shall not be less than the Fair Market Value on the date of grant, subject to Section 5(g) hereof in the case of any Incentive Stock Option. Notwithstanding the foregoing, in the case of an Option that is a Substitute Award, the exercise price per share of Stock for such Option may be less than the Fair Market Value on the date of grant; provided, that such exercise price is determined in a manner consistent with the provisions of Section 409A of the Code and, if applicable, Section 424(a) of the Code.
(d)      Payment for Stock. Payment for shares of Stock acquired pursuant to an Option granted hereunder shall be made in full upon exercise of the Option in a manner approved by the Committee, which may include any of the following payment methods: (1) in immediately available funds in U.S. dollars, or by certified or bank cashier’s check, (2) by delivery of shares of Stock having a value equal to the exercise price, (3) by a broker-assisted cashless exercise in accordance with procedures approved by the Committee, whereby payment of the Option exercise price or tax withholding obligations may be satisfied, in whole or in part, with shares of Stock subject to the Option by delivery of an irrevocable direction to a securities broker (on a form prescribed by the Committee) to sell shares of Stock and to deliver all or part of the sale proceeds to the Company in payment of the aggregate exercise price and, if applicable, the amount necessary to satisfy the Company’s withholding obligations, or (4) by any other means approved by the Committee (including, by delivery of a notice of “net exercise” to the Company, pursuant to which the Participant shall receive the number of shares of Stock underlying the Option so exercised reduced by the number of shares of Stock equal to the aggregate exercise price of the Option divided by the Fair Market Value on the date of exercise). Notwithstanding anything herein to the contrary, if the Committee determines that any form of payment available hereunder would be in violation of Section 402 of the Sarbanes-Oxley Act of 2002, such form of payment shall not be available.
(e)      Vesting. Options shall vest and become exercisable in such manner, on such date or dates, or upon the achievement of performance or other conditions, in each case as may be determined by the Committee and set forth in an Option Agreement; provided, however, that, subject to Section 4(e) hereof, notwithstanding any such vesting dates, the Committee may in its sole discretion accelerate the vesting of any Option at any time and for any reason. Unless otherwise specifically determined by the Committee, the vesting of an Option shall occur only while the Participant is employed by or rendering services to the Service Recipient, and all vesting shall cease upon a Participant’s Termination for any reason. If an Option is exercisable in installments, such installments or portions thereof that become exercisable shall remain exercisable until the Option expires, is canceled or otherwise terminates.
(f)      Termination of Employment or Service. Except as provided by the Committee in an Option Agreement, Participant Agreement or otherwise:
(1)      In the event of a Participant’s Termination prior to the applicable Expiration Date for any reason other than (i) by the Service Recipient for Cause, or (ii) by reason of the Participant’s death or Disability, (A) all vesting with respect to such Participant’s Options outstanding shall cease, (B) all of such Participant’s unvested Options outstanding shall terminate and be forfeited for no consideration as of the date of such Termination, and (C) all of such Participant’s vested Options outstanding shall terminate and be forfeited for no consideration on the earlier of (x) the applicable Expiration Date and (y) the date that is ninety (90) days after the date of such Termination.
(2)      In the event of a Participant’s Termination prior to the applicable Expiration Date by reason of such Participant’s death or Disability, (i) all vesting with respect to such Participant’s Options outstanding shall cease, (ii) all of such Participant’s unvested Options outstanding shall terminate and be forfeited for no consideration as of the date of such Termination, and (iii) all of such Participant’s vested Options outstanding shall terminate and be forfeited for no consideration on the earlier of (x) the applicable Expiration Date and (y) the date that is twelve (12) months after the date of such Termination. In the event of a Participant’s death, such Participant’s Options shall remain exercisable by the Person or Persons to whom such Participant’s rights under the Options pass by will or by the applicable laws of descent and distribution until the applicable Expiration Date, but only to the extent that the Options were vested at the time of such Termination.
(3)      In the event of a Participant’s Termination prior to the applicable Expiration Date by the Service Recipient for Cause, all of such Participant’s Options outstanding (whether or not vested) shall immediately terminate and be forfeited for no consideration as of the date of such Termination.
(g)      Special Provisions Applicable to Incentive Stock Options.
(1)      No Incentive Stock Option may be granted to any Eligible Person who, at the time the Option is granted, owns directly, or indirectly within the meaning of Section 424(d) of the Code, stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or of any parent or subsidiary thereof, unless such Incentive Stock Option (i) has an exercise price of at least one hundred ten percent (110%) of the Fair Market Value on the date of the grant of such Option and (ii) cannot be exercised more than five (5) years after the date it is granted.
(2)      To the extent that the aggregate Fair Market Value (determined as of the date of grant) of Stock for which Incentive Stock Options are exercisable for the first time by any Participant during any calendar year (under all plans of the Company and its Affiliates) exceeds $100,000, such excess Incentive Stock Options shall be treated as Nonqualified Stock Options.
(3)      Each Participant who receives an Incentive Stock Option must agree to notify the Company in writing immediately after the Participant makes a Disqualifying Disposition of any Stock acquired pursuant to the exercise of an Incentive Stock Option.
6.
Restricted Stock.

(a)      General. Restricted Stock may be granted to Eligible Persons in such form and having such terms and conditions as the Committee shall deem appropriate. The provisions of separate Awards of Restricted Stock shall be set forth in separate Restricted Stock Agreements, which agreements need not be identical. Subject to the restrictions set forth in Section 6(b) hereof, and except as otherwise set forth in the applicable Restricted Stock Agreement, the Participant shall generally have the rights and privileges of a stockholder as to such Restricted Stock, including the right to vote such Restricted Stock. Unless otherwise set forth in a Participant’s Restricted Stock Agreement, cash dividends and stock dividends, if any, with respect to the Restricted Stock shall be withheld by the Company for the Participant’s account, and shall be subject to forfeiture to the same degree as the shares of Restricted Stock to which such dividends relate. Except as otherwise determined by the Committee, no interest will accrue or be paid on the amount of any cash dividends withheld. Under no circumstances shall dividends or dividend equivalents be paid on an Award of Restricted Stock prior to vesting of such Award.
(b)      Vesting and Restrictions on Transfer. Restricted Stock shall vest in such manner, on such date or dates, or upon the achievement of performance or other conditions, in each case as may be determined by the Committee and set forth in a Restricted Stock Agreement; provided, however, that, subject to Section 4(e) hereof, that notwithstanding any such vesting dates, the Committee may in its sole discretion accelerate the vesting of any Award of Restricted Stock at any time and for any reason. Unless otherwise specifically determined by the Committee, the vesting of an Award of Restricted Stock shall occur only while the Participant is employed by or rendering services to the Service Recipient, and all vesting shall cease upon a Participant’s Termination for any reason. In addition to any other restrictions set forth in a Participant’s Restricted Stock Agreement and except as provided for in Section 14, the Participant shall not be permitted to sell, transfer, pledge, or otherwise encumber the Restricted Stock prior to the time the Restricted Stock has vested pursuant to the terms of the Restricted Stock Agreement.
(c)      Termination of Employment or Service. Except as provided by the Committee in a Restricted Stock Agreement, Participant Agreement or otherwise, in the event of a Participant’s Termination for any reason prior to the time that such Participant’s Restricted Stock has vested, (1) all vesting with respect to such Participant’s Restricted Stock outstanding shall cease, and (2) as soon as practicable following such Termination, the Company shall repurchase from the Participant, and the Participant shall sell, all of such Participant’s unvested shares of Restricted Stock at a purchase price equal to the original purchase price paid for the Restricted Stock; provided that, if the original purchase price paid for the Restricted Stock is equal to zero dollars ($0), such unvested shares of Restricted Stock shall be forfeited to the Company by the Participant for no consideration as of the date of such Termination.
7.
Restricted Stock Units.

(a)      General. Restricted Stock Units may be granted to Eligible Persons in such form and having such terms and conditions as the Committee shall deem appropriate. The provisions of separate Restricted Stock Units shall be set forth in separate RSU Agreements, which agreements need not be identical.
(b)      Vesting. Restricted Stock Units shall vest in such manner, on such date or dates, or upon the achievement of performance or other conditions, in each case as may be determined by the Committee and set forth in an RSU Agreement; provided, however, that subject to Section 4(e) hereof, notwithstanding any such vesting dates, the Committee may in its sole discretion accelerate the vesting of any Restricted Stock Unit at any time and for any reason. Unless otherwise specifically determined by the Committee, the vesting of a Restricted Stock Unit shall occur only while the Participant is employed by or rendering services to the Service Recipient, and all vesting shall cease upon a Participant’s Termination for any reason.
(c)      Settlement. Restricted Stock Units shall be settled in Stock, cash, or property, as determined by the Committee, in its sole discretion, on the date or dates determined by the Committee and set forth in an RSU Agreement. ~~<Unless otherwise set forth in a Participant’s RSU Agreement, a Participant >shall not be entitled to~~ No dividends~~<, if any,>~~ or dividend equivalents shall be paid with respect to Restricted Stock Units prior to settlement.
(d)      Termination of Employment or Service. Except as provided by the Committee in an RSU Agreement, Participant Agreement or otherwise, in the event of a Participant’s Termination for any reason prior to the time that such Participant’s Restricted Stock Units have been settled, (1) all vesting with respect to such Participant’s Restricted Stock Units outstanding shall cease, (2) all of such Participant’s unvested Restricted Stock Units outstanding shall be forfeited for no consideration as of the date of such Termination, and (3) any shares remaining undelivered with respect to vested Restricted Stock Units then held by such Participant shall be delivered on the delivery date or dates specified in the RSU Agreement.
8.
Stock Appreciation Rights.

(a)      General. Stock Appreciation Rights may be granted to Eligible Persons in such form and having such terms and conditions as the Committee shall deem appropriate. The provisions of separate Stock Appreciation Rights shall be set forth in separate SAR Agreements, which agreements need not be identical. No dividends or dividend equivalents shall be paid on Stock Appreciation Rights.
(b)      Term. The term of each Stock Appreciation Right shall be set by the Committee at the time of grant; provided, however, that no Stock Appreciation Right granted hereunder shall be exercisable after, and each Stock Appreciation Right shall expire, ten (10) years from the date it was granted.
(c)      Base Price. The base price per share of Stock for each Stock Appreciation Right shall be set by the Committee at the time of grant and shall not be less than the Fair Market Value on the date of grant. Notwithstanding the foregoing, in the case of a Stock Appreciation Right that is a Substitute Award, the base price per share of Stock for such Stock Appreciation Right may be less than the Fair Market Value on the date of grant; provided, that such base price is determined in a manner consistent with the provisions of Section 409A of the Code.
(d)      Vesting. Stock Appreciation Rights shall vest and become exercisable in such manner, on such date or dates, or upon the achievement of performance or other conditions, in each case as may be determined by the Committee and set forth in a SAR Agreement; provided, however, that, subject to Section 4(e) hereof, notwithstanding any such vesting dates, the Committee may in its sole discretion accelerate the vesting of any Stock Appreciation Right at any time and for any reason. Unless otherwise specifically determined by the Committee, the vesting of a Stock Appreciation Right shall occur only while the Participant is employed by or rendering services to the Service Recipient, and all vesting shall cease upon a Participant’s Termination for any reason. If a Stock Appreciation Right is exercisable in installments, such installments or portions thereof that become exercisable shall remain exercisable until the Stock Appreciation Right expires, is canceled or otherwise terminates.
(e)      Payment upon Exercise. Payment upon exercise of a Stock Appreciation Right may be made in cash, Stock, or property as specified in the SAR Agreement or determined by the Committee, in each case having a value in respect of each share of Stock underlying the portion of the Stock Appreciation Right so exercised, equal to the difference between the base price of such Stock Appreciation Right and the Fair Market Value of one (1) share of Stock on the exercise date. For purposes of clarity, each share of Stock to be issued in settlement of a Stock Appreciation Right is deemed to have a value equal to the Fair Market Value of one (1) share of Stock on the exercise date. In no event shall fractional shares be issuable upon the exercise of a Stock Appreciation Right, and in the event that fractional shares would otherwise be issuable, the number of shares issuable will be rounded down to the next lower whole number of shares, and the Participant will be entitled to receive a cash payment equal to the value of such fractional share.
(f)      Termination of Employment or Service. Except as provided by the Committee in a SAR Agreement, Participant Agreement or otherwise:
(1)      In the event of a Participant’s Termination prior to the applicable Expiration Date for any reason other than (i) by the Service Recipient for Cause, or (ii) by reason of the Participant’s death or Disability, (A) all vesting with respect to such Participant’s Stock Appreciation Rights outstanding shall cease, (B) all of such Participant’s unvested Stock Appreciation Rights outstanding shall terminate and be forfeited for no consideration as of the date of such Termination, and (C) all of such Participant’s vested Stock Appreciation Rights outstanding shall terminate and be forfeited for no consideration on the earlier of (x) the applicable Expiration Date and (y) the date that is ninety (90) days after the date of such Termination.
(2)      In the event of a Participant’s Termination prior to the applicable Expiration Date by reason of such Participant’s death or Disability, (i) all vesting with respect to such Participant’s Stock Appreciation Rights outstanding shall cease, (ii) all of such Participant’s unvested Stock Appreciation Rights outstanding shall terminate and be forfeited for no consideration as of the date of such Termination, and (iii) all of such Participant’s vested Stock Appreciation Rights outstanding shall terminate and be forfeited for no consideration on the earlier of (x) the applicable Expiration Date and (y) the date that is twelve (12) months after the date of such Termination. In the event of a Participant’s death, such Participant’s Stock Appreciation Rights shall remain exercisable by the Person or Persons to whom such Participant’s rights under the Stock Appreciation Rights pass by will or by the applicable laws of descent and distribution until the applicable Expiration Date, but only to the extent that the Stock Appreciation Rights were vested at the time of such Termination.
(3)      In the event of a Participant’s Termination prior to the applicable Expiration Date by the Service Recipient for Cause, all of such Participant’s Stock Appreciation Rights outstanding (whether or not vested) shall immediately terminate and be forfeited for no consideration as of the date of such Termination.
9.
Performance Awards.

(a)      General. Performance Awards may be granted to Eligible Persons in such form and having such terms and conditions as the Committee shall deem appropriate. The provisions of separate Performance

Awards, including the determination of the Committee with respect to the form of payout of Performance Awards, shall be set forth in separate Performance Award Agreements, which agreements need not be identical. Unless otherwise set forth in an Award Agreement evidencing a Participant’s Performance Award, (i) cash dividends and stock dividends, if any, with respect to the Performance Shares shall be withheld by the Company for the Participant’s account, and shall be subject to forfeiture to the same degree as the Performance Shares to which such dividends relate and (ii) a Participant shall not be entitled to dividends, if any, or dividend equivalents with respect to Performance Units that are not earned and vested. For the avoidance of doubt, no dividends, if any, or dividend equivalents shall be paid with respect to any Performance Award prior to vesting of such Performance Award. Except as otherwise determined by the Committee, no interest will accrue or be paid on the amount of any cash dividends withheld.
(b)      Value of Performance Awards. Each Performance Unit shall have an initial value that is established by the Committee at the time of grant. Each Performance Share shall have an initial value equal to the Fair Market Value of the Stock on the date of grant. Each Performance Award Agreement in respect of any Performance Cash Award shall specify the dollar amount payable under the Performance Cash Award. In addition to any other non-performance terms included in the Performance Award Agreement, the Committee shall set the applicable Performance Objectives in its discretion, which objectives, depending on the extent to which they are met, will determine the value and number of Performance Units or Performance Shares, or the value of a Performance Cash Award, as the case may be, that will be paid out to the Participant.
(c)      Earning of Performance Awards. Upon the expiration of the applicable Performance Period or other non-performance-based vesting period, if longer, the holder of a Performance Award shall be entitled to receive the following payouts: (1) if the holder holds Performance Units or Performance Shares, payout on the value and number of the applicable Performance Units or Performance Shares earned by the Participant over the Performance Period, or (2) if the holder holds a Performance Cash Award, payout on the value of the Performance Cash Award earned by the Participant over the Performance Period, in any case, to be determined as a function of the extent to which the corresponding Performance Objectives have been achieved and any other non-performance-based terms met. The Committee may specify a target, threshold or maximum amount payable and may set a formula for determining the amount of Performance Awards earned if performance is at or above the threshold level but falls short of the maximum achievement of the specified Performance Objectives.
(d)      Form and Timing of Payment of Performance Awards. Payment of earned Performance Awards shall be as determined by the Committee and as evidenced in the Performance Award Agreement. Subject to the terms of the Plan, the Committee, in its sole discretion, may pay earned Performance Units and Performance Shares in the form of cash, Stock, or other Awards (or in any combination thereof) equal to the value of the earned Performance Units or Performance Shares, as the case may be, at the close of the applicable Performance Period, or as soon as practicable after the end of the Performance Period. Unless otherwise determined by the Committee, earned Performance Cash Awards shall be paid in cash. Any cash, Stock, or other Awards issued in connection with a Performance Award may be issued subject to any restrictions deemed appropriate by the Committee.
(e)      Termination of Employment or Service. Except as provided by the Committee in a Performance Award Agreement, Participant Agreement or otherwise, if, prior to the end of an applicable Performance Period, a Participant undergoes a Termination for any reason, all of such Participant’s Performance Awards shall be forfeited by the Participant to the Company for no consideration.
(f)      Performance Objectives.
(1)      Each Performance Award shall specify the Performance Objectives that must be achieved before such Performance Award shall become earned. The Company may also specify a minimum acceptable level of achievement below which no payment will be made and may set forth a formula for determining the amount of any payment to be made if performance is at or above such minimum acceptable level but falls short of the maximum achievement of the specified Performance Objectives.
(2)      With respect to Qualified Performance-Based Awards, Performance Objectives shall be limited to specified levels of or increases in one or more of the following business criteria (alone or in combination with any other criterion, whether gross or net, before or after taxes, and/or before or after other adjustments, as determined by the Committee): (i) earnings, including net earnings, total earnings, operating earnings, earnings growth, operating income, earnings before or after taxes, earnings before or after interest, depreciation, amortization, or unusual, non-recurring or special items, book value per share (which may exclude nonrecurring items), tangible book value or growth in tangible book value per share; (ii) pre-tax income or after-tax income; (iii) earnings per share (basic or diluted); (iv) operating profit; (v) revenue, revenue growth, or rate of revenue growth; (vi) return on assets (gross or net), return on investment, return on capital, return on equity, financial return ratios, or internal rates of return; (vii) returns on sales or revenues; (viii) operating expenses; (ix) stock price appreciation; (x) cash flow (including, but not limited to, operating cash flow and free cash flow), cash flow return on investment (discounted or otherwise), net cash provided by operations or cash flow in excess of cost of capital, or working capital turnover; (xi) implementation or completion of critical projects or processes; (xii) economic value created; (xiii) balance sheet measurements; (xiv) cumulative earnings per share growth; (xv) operating margin, profit margin, or gross margin; (xvi) stock price or total stockholder return; (xvii) cost or expense targets, reductions and savings, productivity and efficiencies; (xviii) sales or sales growth; (xix) strategic business criteria, consisting of one or more objectives based on meeting specified market penetration, market share, geographic business expansion, customer satisfaction, employee satisfaction, human resources management, supervision of litigation, information technology, and goals relating to acquisitions, divestitures, joint ventures, and similar transactions, and budget comparisons; (xx) personal professional objectives, including any of the foregoing performance goals, the implementation of policies and plans, the negotiation of transactions, the development of long-term business goals, the formation of joint ventures, and the completion of other corporate transactions; (xxi) billings, billings growth, or rate of billings growth; (xxii) underwriting income or profit; (xxiii) loss ratio or combined ratio; and (xxiv) to the extent that an Award is not intended to be a Qualified Performance-Based Award, other measures of performance selected by the Committee. Performance Objectives may be established on a Company-wide basis, project or geographical basis or, as the context permits, with respect to one or more business units, divisions, lines of business or business segments, subsidiaries, products, or other operational units or administrative departments of the Company (or in combination thereof) or may be related to the performance of an individual Participant and may be expressed in absolute terms, or relative or comparative to (A) current internal targets or budgets, (B) the past performance of the Company (including the performance of one or more subsidiaries, divisions, or operating units), (C) the performance of one or more similarly situated companies, (D) the performance of an index covering multiple companies, or (E) other external measures of the selected performance criteria. Performance Objectives may be in either absolute terms or relative to the performance of one or more comparable companies or an index covering multiple companies.
(3)      The business criteria mentioned above (i) may be combined with cost of capital, assets, invested capital and stockholders’ equity to form an appropriate measure of performance and (ii) shall have any reasonable definitions that the Committee may specify. Unless specified otherwise by the Committee (i) in the Performance Award Agreement at the time the Performance Award is granted or (ii) in such other document setting forth the Performance Objectives at the time the Performance Objectives are established, the Committee, in its sole discretion, will appropriately make adjustments in the method of calculating the attainment of Performance Objectives for a Performance Period to provide for objectively determinable adjustments, modifications or amendments, as determined in accordance with Generally Accepted Accounting Principles (“GAAP”), to any of the business criteria described above for one or more of the following items of gain, loss, profit or expense: (A) determined to be items of an unusual nature or of infrequency of occurrence or non-recurring in nature; (B) related to changes in accounting principles under GAAP or tax laws (including, without limitation, any adjustments that would result in the Company paying non-deductible compensation to a Participant); (C) related to currency fluctuations; (D) related to financing activities (e.g., effect on earnings per share of issuing convertible debt securities); (E) related to restructuring, divestitures, productivity initiatives or new business initiatives; (F) related to discontinued operations that do not qualify as a segment of business under GAAP; (G) attributable to the business operations of any entity acquired by the Company during the fiscal year; (H) non-operating items; and (I) acquisition or divestiture expenses.

(g)      Section 162(m) Compliance. Unless otherwise permitted in compliance with the requirements of Section 162(m) of the Code with respect to a Performance Award intended to be a Qualified Performance-Based Award, the Committee will establish the Performance Objectives applicable to, and the formula for calculating the amount payable under, the Performance Award no later than the earlier of (a) the date ninety (90) days after the commencement of the applicable Performance Period, and (b) the date on which twenty-five percent (25%) of the Performance Period has elapsed, and in any event at a time when the achievement of the applicable Performance Objectives remains substantially uncertain. Prior to the payment of any compensation under a Performance Award intended to be a Qualified Performance-Based Award, the Committee will certify the extent to which any Performance Objectives and any other material terms under such Performance Award have been satisfied (other than in cases where such relate solely to the increase in the value of the Stock).
(h)      Negative Discretion. Notwithstanding satisfaction of any completion of any Performance Objectives, the number of shares of Stock, cash or other benefits granted, issued, retainable and/or vested under a Performance Award on account of satisfaction of such Performance Objectives may be reduced by the Committee on the basis of such further considerations as the Committee, in its sole discretion, will determine.
10.
Other Stock-Based Awards.

The Committee is authorized, subject to limitations under applicable law, to grant to Participants such other Awards that may be denominated or payable in, valued in whole or in part by reference to, or otherwise based upon or related to Stock, as deemed by the Committee to be consistent with the purposes of the Plan. The Committee may also grant Stock as a bonus (whether or not subject to any vesting requirements or other restrictions on transfer), and may grant other Awards in lieu of obligations of the Company or an Affiliate to pay cash or deliver other property under the Plan or under other plans or compensatory arrangements, subject to such terms as shall be determined by the Committee. The terms and conditions applicable to such Awards shall be determined by the Committee and evidenced by Award Agreements, which agreements need not be identical.
11.
Adjustment for Recapitalization, Merger, etc.

(a)      Capitalization Adjustments. The aggregate number of shares of Stock that may be delivered in connection with Awards (as set forth in Section 4 hereof), the numerical share limits in Section 4 hereof, the number of shares of Stock covered by each outstanding Award, and the price per share of Stock underlying each such Award shall be equitably and proportionally adjusted or substituted, as determined by the Committee, in its sole discretion, as to the number, price, or kind of a share of Stock or other consideration subject to such Awards (1) in the event of changes in the outstanding Stock or in the capital structure of the Company by reason of stock dividends, extraordinary cash dividends, stock splits, reverse stock splits, recapitalizations, reorganizations, mergers, amalgamations, consolidations, combinations, exchanges, or other relevant changes in capitalization occurring after the date of grant of any such Award (including any Corporate Event); (2) in connection with any extraordinary dividend declared and paid in respect of shares of Stock, whether payable in the form of cash, stock, or any other form of consideration; or (3) in the event of any change in applicable laws or circumstances that results in or could result in, in either case, as determined by the Committee in its sole discretion, any substantial dilution or enlargement of the rights intended to be granted to, or available for, Participants in the Plan.
(b)      Corporate Events. Notwithstanding the foregoing, except as provided by the Committee in an Award Agreement, Participant Agreement or otherwise, in connection with (i) a merger, amalgamation, or consolidation involving the Company in which the Company is not the surviving corporation, (ii) a merger, amalgamation, or consolidation involving the Company in which the Company is the surviving corporation but the holders of shares of Stock receive securities of another corporation or other property or cash, (iii) a Change in Control, or (iv) the reorganization, dissolution or liquidation of the Company (each, a “Corporate Event”), the Committee may provide for any one or more of the following:
(1)      The assumption or substitution of any or all Awards in connection with such Corporate Event, in which case the Awards shall be subject to the adjustment set forth in subsection (a) above, and to the extent that such Awards are Performance Awards or other Awards that vest subject to the achievement of Performance Objectives or similar performance criteria, such Performance Objectives or similar performance criteria shall be adjusted appropriately to reflect the Corporate Event;
(2)      The acceleration of vesting of any or all Awards not assumed or substituted in connection with such Corporate Event, subject to the consummation of such Corporate Event; provided that any Performance Awards or other Awards that vest subject to the achievement of Performance Objectives or similar performance criteria will be deemed earned (i) based on actual performance through the date of the Corporate Event, or (ii) at the target level (or if no target is specified, the maximum level), in the event actual performance cannot be measured through the date of the Corporate Event, in each case, with respect to all unexpired Performance Periods or Performance Periods for which satisfaction of the Performance Objectives or other material terms for the applicable Performance Period has not been certified by the Committee prior to the date of the Corporate Event;
(3)      The cancellation of any or all Awards not assumed or substituted in connection with such Corporate Event (whether vested or unvested) as of the consummation of such Corporate Event, together with the payment to the Participants holding vested Awards (including any Awards that would vest upon the Corporate Event but for such cancellation) so canceled of an amount in respect of cancellation equal to the amount payable pursuant to any Cash Award or, with respect to other Awards, an amount based upon the per-share consideration being paid for the Stock in connection with such Corporate Event, less, in the case of Options, Stock Appreciation Rights, and other Awards subject to exercise, the applicable exercise or base price; provided, however, that holders of Options, Stock Appreciation Rights, and other Awards subject to exercise shall be entitled to consideration in respect of cancellation of such Awards only if the per-share consideration less the applicable exercise or base price is greater than zero dollars ($0), and to the extent that the per-share consideration is less than or equal to the applicable exercise or base price, such Awards shall be canceled for no consideration;
(4)      The cancellation of any or all Options, Stock Appreciation Rights and other Awards subject to exercise not assumed or substituted in connection with such Corporate Event (whether vested or unvested) as of the consummation of such Corporate Event; provided that all Options, Stock Appreciation Rights and other Awards to be so canceled pursuant to this paragraph (4) shall first become exercisable for a period of at least ten (10) days prior to such Corporate Event, with any exercise during such period of any unvested Options, Stock Appreciation Rights or other Awards to be (A) contingent upon and subject to the occurrence of the Corporate Event, and (B) effectuated by such means as are approved by the Committee; and
(5)      The replacement of any or all Awards (other than Awards that are intended to qualify as “stock rights” that do not provide for a “deferral of compensation” within the meaning of Section 409A of the Code) with a cash incentive program that preserves the value of the Awards so replaced (determined as of the consummation of the Corporate Event), with subsequent payment of cash incentives subject to the same vesting conditions as applicable to the Awards so replaced and payment to be made within thirty (30) days of the applicable vesting date.
Payments to holders pursuant to paragraph (3) above shall be made in cash or, in the sole discretion of the Committee, and to the extent applicable, in the form of such other consideration necessary for a Participant to receive property, cash, or securities (or a combination thereof) as such Participant would have been entitled to receive upon the occurrence of the transaction if the Participant had been, immediately prior to such transaction, the holder of the number of shares of Stock covered by the Award at such time (less any applicable exercise or base price). In addition, in connection with any Corporate Event, prior to any payment or adjustment contemplated under this subsection (b), the Committee may require a Participant to (A) represent and warrant as to the unencumbered title to his or her Awards, (B) bear such Participant’s pro-rata share of any post-closing indemnity obligations, and be subject to the same post-closing purchase price adjustments, escrow terms, offset rights, holdback terms, and similar conditions as the other holders of Stock, and (C) deliver customary transfer documentation as reasonably determined by the Committee. The Committee need not take the same action or actions with respect to all Awards or portions thereof or with respect to all Participants. The Committee may take different actions with respect to the vested and unvested portions of an Award.

(c)      Fractional Shares. Any adjustment provided under this Section 11 may, in the Committee’s discretion, provide for the elimination of any fractional share that might otherwise become subject to an Award. No cash settlements shall be made with respect to fractional shares so eliminated.
(d)      Double-Trigger Vesting. Notwithstanding any other provisions of the Plan, an Award Agreement or Participant Agreement to the contrary, with respect to any Award that is assumed or substituted in connection with a Change in Control, the vesting, payment, purchase or distribution of such Award may not be accelerated by reason of the Change in Control for any Participant unless the Participant experiences an involuntary Termination as a result of the Change in Control. Unless otherwise provided for in an Award Agreement or Participant Agreement, any Award held by a Participant who experiences an involuntary Termination as a result of a Change in Control shall immediately vest as of the date of such Termination. For purposes of this Section 11(d), a Participant will be deemed to experience an involuntary Termination as a result of a Change in Control if the Participant experiences a Termination by the Service Recipient other than for Cause, or otherwise experiences a Termination under circumstances which entitle the Participant to mandatory severance payment(s) pursuant to applicable law or, in the case of a non-employee director of the Company, if the non-employee director’s service on the Board terminates in connection with or as a result of a Change in Control, in each case, at any time beginning on the date of the Change in Control up to and including the second (2nd) anniversary of the Change in Control.
12.
Use of Proceeds.

The proceeds received from the sale of Stock pursuant to the Plan shall be used for general corporate purposes.
13.
Rights and Privileges as a Stockholder.

Except as otherwise specifically provided in the Plan, no Person shall be entitled to the rights and privileges of Stock ownership in respect of shares of Stock that are subject to Awards hereunder until such shares have been issued to that Person.
14.
Transferability of Awards.

Awards may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the applicable laws of descent and distribution, and to the extent subject to exercise, Awards may not be exercised during the lifetime of the grantee other than by the grantee. Notwithstanding the foregoing, ~~<except with respect to Incentive Stock Options, Awards and a Participant’s rights under the Plan shall be transferable for no value to the extent provided in an Award Agreement or otherwise determined at any time by the Committee. >~~the Committee may, in its sole discretion, permit a Participant to transfer Awards (other than Incentive Stock Options) without consideration, subject to such rules as the Committee may adopt consistent with any applicable Award agreement to preserve the purposes of this Plan, to: (A) any person who is a “family member” of the Participant, as such term is used in the instructions to Form S-8 under the Securities Act (collectively, the “Immediate Family Members”); (B) a trust solely for the benefit of the Participant and his or her Immediate Family Members; or (C) a partnership or limited liability company whose only partners or stockholders are the Participant and his or her Immediate Family Members; or (D) any other transferee as may be approved either (I) by the Board or the Committee in its sole discretion, or (II) as provided in the applicable Award agreement (each transferee described in clauses (A), (B) (C) and (D) above is hereinafter referred to as a “Permitted Transferee”); provided, that the Participant gives the Committee advance written notice describing the terms and conditions of the proposed transfer and the Committee notifies the Participant in writing that such a transfer would comply with the requirements of this Plan. The Committee may, in its sole discretion, issue Awards (other than Incentive Stock Options) to a Permitted Transferee described in clause (C) upon the written request of a non-employee director entitled to receive such Awards. The terms of any Award transferred or issued in accordance with the preceding sentences shall apply to the Permitted Transferee and any reference in this Plan, or in any applicable Award agreement, to a “Participant” shall be deemed to refer to the Permitted Transferee, except that (A) Permitted Transferees shall not be entitled to transfer any Award, other than by will or the laws of descent and distribution; (B) Permitted Transferees shall not be entitled to exercise any transferred Option unless there shall be in effect a registration statement on an appropriate form covering the Stock to be acquired pursuant to the exercise of such Option if the Committee determines, consistent with any applicable Award agreement, that such a registration statement is necessary or appropriate; (C) the

Committee or the Company shall not be required to provide any notice to a Permitted Transferee, whether or not such notice is or would otherwise have been required to be given to the Participant under this Plan or otherwise; and (D) the consequences of the termination of the Participant’s employment by, or services to, the Company or an Affiliate under the terms of this Plan and the applicable Award agreement shall continue to be applied with respect to the Participant, including, without limitation, that an Option shall be exercisable by the Permitted Transferee only to the extent, and for the periods, specified in this Plan and the applicable Award agreement.
15.
Employment or Service Rights.

No individual shall have any claim or right to be granted an Award under the Plan or, having been selected for the grant of an Award, to be selected for the grant of any other Award. Neither the Plan nor any action taken hereunder shall be construed as giving any individual any right to be retained in the employ or service of the Company or an Affiliate of the Company.
16.
Compliance with Laws.

The obligation of the Company to deliver Stock upon issuance, vesting, exercise, or settlement of any Award shall be subject to all applicable laws, rules, and regulations, and to such approvals by governmental agencies as may be required. Notwithstanding any terms or conditions of any Award to the contrary, the Company shall be under no obligation to offer to sell or to sell, and shall be prohibited from offering to sell or selling, any shares of Stock pursuant to an Award unless such shares have been properly registered for sale with the U.S. Securities and Exchange Commission pursuant to the Securities Act (or with a similar non-U.S. regulatory agency pursuant to a similar law or regulation) or unless the Company has received an opinion of counsel, satisfactory to the Company, that such shares may be offered or sold without such registration pursuant to an available exemption therefrom and the terms and conditions of such exemption have been fully complied with. The Company shall be under no obligation to register for sale or resale under the Securities Act any of the shares of Stock to be offered or sold under the Plan or any shares of Stock to be issued upon exercise or settlement of Awards. If the shares of Stock offered for sale or sold under the Plan are offered or sold pursuant to an exemption from registration under the Securities Act, the Company may restrict the transfer of such shares and may legend the Stock certificates representing such shares in such manner as it deems advisable to ensure the availability of any such exemption.
17.
Withholding Obligations.

As a condition to the issuance, vesting, exercise, or settlement of any Award (or upon the making of an election under Section 83(b) of the Code), the Committee may require that a Participant satisfy, through deduction or withholding from any payment of any kind otherwise due to the Participant, or through such other arrangements as are satisfactory to the Committee, the amount of all federal, state, and local income and other taxes of any kind required or permitted to be withheld in connection with such issuance, vesting, exercise, or settlement (or election). The Committee, in its discretion, may permit shares of Stock to be used to satisfy tax withholding requirements, and such shares shall be valued at their Fair Market Value as of the issuance, vesting, exercise, or settlement date of the Award, as applicable. Depending on the withholding method, the Company may withhold by considering the applicable minimum statutorily required withholding rates or other applicable withholding rates in the applicable Participant’s jurisdiction, including maximum applicable rates that may be utilized without creating adverse accounting treatment under Financial Accounting Standards Board Accounting Standards Codification Topic 718 (or any successor pronouncement thereto).
18.
Amendment of the Plan or Awards.

(a)      Amendment of Plan. The Board or the Committee may amend the Plan at any time and from time to time.
(b)      Amendment of Awards. The Board or the Committee may amend the terms of any one or more Awards at any time and from time to time.
(c)      Stockholder Approval; No Material Impairment. Notwithstanding anything herein to the contrary, no amendment to the Plan or any Award shall be effective without stockholder approval to the extent that such approval is required pursuant to applicable law or the applicable rules of each national securities exchange on which the Stock is listed. Additionally, no amendment to the Plan or any Award shall materially impair a Participant’s rights under any Award unless the Participant consents in writing (it being understood that no action taken by the Board or the Committee that is expressly permitted under the Plan, including, without limitation, any actions described in Section 11 hereof, shall constitute an amendment to the Plan or an Award for such purpose). Notwithstanding the foregoing, subject to the limitations of applicable law, if any, and without an affected Participant’s consent, the Board or the Committee may amend the terms of the Plan or any one or more Awards from time to time as necessary to bring such Awards into compliance with applicable law, including, without limitation, Section 409A of the Code.
(d)      No Repricing of Awards Without Stockholder Approval. Notwithstanding subsection (a) or (b) above, or any other provision of the Plan, the repricing of Awards shall not be permitted without stockholder approval. For this purpose, a “repricing” means any of the following (or any other action that has the same effect as any of the following): (1) changing the terms of an Award to lower its exercise or base price (other than on account of capital adjustments resulting from share splits, etc., as described in Section 11(a) hereof), (2) any other action that is treated as a repricing under GAAP, and (3) repurchasing for cash or canceling an Award in exchange for another Award at a time when its exercise or base price is greater than the Fair Market Value of the underlying Stock, unless the cancellation and exchange occurs in connection with an event set forth in Section 11(b) hereof.
19.
Termination or Suspension of the Plan.

The Board or the Committee may suspend or terminate the Plan at any time. Unless sooner terminated, the Plan shall terminate on the day before the tenth (10th) anniversary of the date the stockholders of the Company approve the Plan. No Awards may be granted under the Plan while the Plan is suspended or after it is terminated; provided, however, that following any suspension or termination of the Plan, the Plan shall remain in effect for the purpose of governing all Awards then outstanding hereunder until such time as all Awards under the Plan have been terminated, forfeited, or otherwise canceled, or earned, exercised, settled, or otherwise paid out, in accordance with their terms.
20.
Effective Date of the Plan.

The Plan is effective as of the Effective Date, subject to stockholder approval.
21.
Miscellaneous.

(a)      Certificates. Stock acquired pursuant to Awards granted under the Plan may be evidenced in such a manner as the Committee shall determine. If certificates representing Stock are registered in the name of the Participant, the Committee may require that (1) such certificates bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such Stock, (2) the Company retain physical possession of the certificates, and (3) the Participant deliver a stock power to the Company, endorsed in blank, relating to the Stock. Notwithstanding the foregoing, the Committee may determine, in its sole discretion, that the Stock shall be held in book-entry form rather than delivered to the Participant pending the release of any applicable restrictions.
(b)      Other Benefits. No Award granted or paid out under the Plan shall be deemed compensation for purposes of computing benefits under any retirement plan of the Company or its Affiliates nor affect any benefits under any other benefit plan now or subsequently in effect under which the availability or amount of benefits is related to the level of compensation.
(c)      Corporate Action Constituting Grant of Awards. Corporate action constituting a grant by the Company of an Award to any Participant will be deemed completed as of the date of such corporate action, unless otherwise determined by the Committee, regardless of when the instrument, certificate, or letter evidencing the Award is communicated to, or actually received or accepted by, the Participant. In the event that the corporate records (e.g., Committee consents, resolutions or minutes) documenting the corporate action constituting the grant contain terms (e.g., exercise price, vesting schedule or number of shares of Stock) that are inconsistent with those in the Award Agreement as a result of a clerical error in connection with the preparation of the Award Agreement, the corporate records will control and the Participant will have no legally binding right to the incorrect term in the Award Agreement.

(d)      Clawback/Recoupment Policy. Notwithstanding anything contained herein to the contrary, all Awards granted under the Plan shall be and remain subject to any incentive compensation clawback or recoupment policy currently in effect or as may be adopted by the Board (or a committee or subcommittee of the Board) and, in each case, as may be amended from time to time. No such policy adoption or amendment shall in any event require the prior consent of any Participant. No recovery of compensation under such a clawback policy will be an event giving rise to a right to resign for “good reason” or “constructive termination” (or similar term) under any agreement with the Company or any of its Affiliates. In the event that an Award is subject to more than one such policy, the policy with the most restrictive clawback or recoupment provisions shall govern such Award, subject to applicable law.
(e)      Non-Exempt Employees. If an Option is granted to an employee of the Company or any of its Affiliates in the United States who is a non-exempt employee for purposes of the Fair Labor Standards Act of 1938, as amended, the Option will not be first exercisable for any shares of Stock until at least six (6) months following the date of grant of the Option (although the Option may vest prior to such date). Consistent with the provisions of the Worker Economic Opportunity Act, (1) if such employee dies or suffers a Disability, (2) upon a Corporate Event in which such Option is not assumed, continued, or substituted, (3) upon a Change in Control, or (4) upon the Participant’s retirement (as such term may be defined in the applicable Award Agreement or a Participant Agreement, or, if no such definition exists, in accordance with the Company’s then current employment policies and guidelines), the vested portion of any Options held by such employee may be exercised earlier than six (6) months following the date of grant. The foregoing provision is intended to operate so that any income derived by a non-exempt employee in connection with the exercise or vesting of an Option will be exempt from his or her regular rate of pay. To the extent permitted and/or required for compliance with the Worker Economic Opportunity Act to ensure that any income derived by a non-exempt employee in connection with the exercise, vesting or issuance of any shares under any other Award will be exempt from such employee’s regular rate of pay, the provisions of this Section 21(e) will apply to all Awards.
(f)      Data Privacy. As a condition of receipt of any Award, each Participant explicitly and unambiguously consents to the collection, use, and transfer, in electronic or other form, of personal data as described in this Section 21(e) by and among, as applicable, the Company and its Affiliates for the exclusive purpose of implementing, administering, and managing the Plan and Awards and the Participant’s participation in the Plan. In furtherance of such implementation, administration, and management, the Company and its Affiliates may hold certain personal information about a Participant, including, but not limited to, the Participant’s name, home address, telephone number, date of birth, social security or insurance number or other identification number, salary, nationality, job title(s), information regarding any securities of the Company or any of its Affiliates, and details of all Awards (the “Data”). In addition to transferring the Data amongst themselves as necessary for the purpose of implementation, administration, and management of the Plan and Awards and the Participant’s participation in the Plan, the Company and its Affiliates may each transfer the Data to any third parties assisting the Company in the implementation, administration, and management of the Plan and Awards and the Participant’s participation in the Plan. Recipients of the Data may be located in the Participant’s country or elsewhere, and the Participant’s country and any given recipient’s country may have different data privacy laws and protections. By accepting an Award, each Participant authorizes such recipients to receive, possess, use, retain, and transfer the Data, in electronic or other form, for the purposes of assisting the Company in the implementation, administration, and management of the Plan and Awards and the Participant’s participation in the Plan, including any requisite transfer of such Data as may be required to a broker or other third party with whom the Company or the Participant may elect to deposit any shares of Stock. The Data related to a Participant will be held only as long as is necessary to implement, administer, and manage the Plan and Awards and the Participant’s participation in the Plan. A Participant may, at any time, view the Data held by the Company with respect to such Participant, request additional information about the storage and processing of the Data with respect to such Participant, recommend any necessary corrections to the Data with respect to the Participant, or refuse or withdraw the consents herein in writing, in any case without cost, by contacting his or her local human resources representative. The Company may cancel the Participant’s eligibility to participate in the Plan, and in the Committee’s discretion, the Participant may forfeit any outstanding Awards if the Participant refuses or withdraws the consents described herein. For more information on the consequences of refusal to consent or withdrawal of consent, Participants may contact their local human resources representative.

(g)      Participants Outside of the United States. The Committee may modify the terms of any Award under the Plan made to or held by a Participant who is then a resident, or is primarily employed or providing services, outside of the United States in any manner deemed by the Committee to be necessary or appropriate in order that such Award shall conform to laws, regulations, and customs of the country in which the Participant is then a resident or primarily employed or providing services, or so that the value and other benefits of the Award to the Participant, as affected by non—U.S. tax laws and other restrictions applicable as a result of the Participant’s residence, employment, or providing services abroad, shall be comparable to the value of such Award to a Participant who is a resident, or is primarily employed or providing services, in the United States. An Award may be modified under this Section 21(g) in a manner that is inconsistent with the express terms of the Plan, so long as such modifications will not contravene any applicable law or regulation or result in actual liability under Section 16(b) of the Exchange Act for the Participant whose Award is modified. Additionally, the Committee may adopt such procedures and sub-plans as are necessary or appropriate to permit participation in the Plan by Eligible Persons who are non—U.S. nationals or are primarily employed or providing services outside the United States.
(h)      Change in Time Commitment. In the event a Participant’s regular level of time commitment in the performance of his or her services for the Company or any of its Affiliates is reduced (for example, and without limitation, if the Participant is an employee of the Company and the employee has a change in status from a full-time employee to a part-time employee) after the date of grant of any Award to the Participant, the Committee has the right in its sole discretion to (i) make a corresponding reduction in the number of shares of Stock subject to any portion of such Award that is scheduled to vest or become payable after the date of such change in time commitment, and (ii) in lieu of or in combination with such a reduction, extend the vesting or payment schedule applicable to such Award. In the event of any such reduction, the Participant will have no right with respect to any portion of the Award that is so reduced or extended.
(i)      No Liability of Committee Members. Neither any member of the Committee nor any of the Committee’s permitted delegates shall be liable personally by reason of any contract or other instrument executed by such member or on his or her behalf in his or her capacity as a member of the Committee or for any mistake of judgment made in good faith, and the Company shall indemnify and hold harmless each member of the Committee and each other employee, officer, or director of the Company to whom any duty or power relating to the administration or interpretation of the Plan may be allocated or delegated, against all costs and expenses (including counsel fees) and liabilities (including sums paid in settlement of a claim) arising out of any act or omission to act in connection with the Plan, unless arising out of such Person’s own fraud or willful misconduct; provided, however, that approval of the Board shall be required for the payment of any amount in settlement of a claim against any such Person. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such Persons may be entitled under the Company’s certificate or articles of incorporation or by-laws, each as may be amended from time to time, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless.
(j)      Payments Following Accidents or Illness. If the Committee shall find that any Person to whom any amount is payable under the Plan is unable to care for his or her affairs because of illness or accident, or is a minor, or has died, then any payment due to such Person or his or her estate (unless a prior claim therefor has been made by a duly appointed legal representative) may, if the Committee so directs the Company, be paid to his or her spouse, child, relative, an institution maintaining or having custody of such Person, or any other Person deemed by the Committee to be a proper recipient on behalf of such Person otherwise entitled to payment. Any such payment shall be a complete discharge of the liability of the Committee and the Company therefor.
(k)      Governing Law. The Plan shall be governed by and construed in accordance with the internal laws of the State of Delaware without reference to the principles of conflicts of laws thereof.
(l)      Electronic Delivery. Any reference herein to a “written” agreement or document or “writing” will include any agreement or document delivered electronically or posted on the Company’s intranet (or other shared electronic medium controlled or authorized by the Company to which the Participant has access) to the extent permitted by applicable law.

(m)      Arbitration. All disputes and claims of any nature that a Participant (or such Participant’s transferee or estate) may have against the Company arising out of or in any way related to the Plan or any Award Agreement must be submitted solely and exclusively to binding arbitration in accordance with the then-current employment arbitration rules and procedures of the American Arbitration Association (AAA) to be held in Kansas. All information regarding the dispute or claim and arbitration proceedings, including any settlement, shall not be disclosed by the Participant or any arbitrator to any third party without the written consent of the Company, except with respect to judicial enforcement of any arbitration award. Any arbitration claim must be brought solely in the Participant’s (or such Participant’s transferee’s or estate’s) individual capacity and not as a claimant or class member (or similar capacity) in any purported multiple-claimant, class, collective, representative or similar proceeding, and the arbitrator may not permit joinder of any multiple claimants and their claims without the express written consent of the Company. Any arbitrator selected to adjudicate the claim must be knowledgeable in the industry standards and practices, and, by signing an Award Agreement, each Participant will be deemed to agree that any claims pursuant to the Plan or an Award Agreement is inherently a matter involving interstate commerce and thus, notwithstanding the choice of law provision included herein, the Federal Arbitration Act shall govern the interpretation and enforcement of this arbitration provision. The arbitrator shall not be permitted to award any punitive or similar damages, but may award attorney’s fees and expenses to the prevailing party in any arbitration. Any decision by the arbitrator shall be binding on all parties to the arbitration.
(n)      Statute of Limitations. A Participant or any other person filing a claim for benefits under the Plan must file the claim within one (1) year of the date the Participant or other person knew or should have known of the facts giving rise to the claim. This one-year statute of limitations will apply in any forum where a Participant or any other person may file a claim and, unless the Company waives the time limits set forth above in its sole discretion, any claim not brought within the time periods specified shall be waived and forever barred.
(o)      Funding. No provision of the Plan shall require the Company, for the purpose of satisfying any obligations under the Plan, to purchase assets or place any assets in a trust or other entity to which contributions are made or otherwise to segregate any assets, nor shall the Company be required to maintain separate bank accounts, books, records, or other evidence of the existence of a segregated or separately maintained or administered fund for such purposes. Participants shall have no rights under the Plan other than as unsecured general creditors of the Company, except that insofar as they may have become entitled to payment of additional compensation by performance of services, they shall have the same rights as other employees and service providers under general law.
(p)      Reliance on Reports. Each member of the Committee and each member of the Board shall be fully justified in relying, acting, or failing to act, and shall not be liable for having so relied, acted, or failed to act in good faith, upon any report made by the independent public accountant of the Company and its Affiliates and upon any other information furnished in connection with the Plan by any Person or Persons other than such member.
(q)      Titles and Headings. The titles and headings of the sections in the Plan are for convenience of reference only, and in the event of any conflict, the text of the Plan, rather than such titles or headings, shall control.
*   *   *
Adopted by the Board of Directors: November 8, 2017
Approved by the Stockholders: November 8, 2017
[Amendment Approved by the Stockholders: June 17, 2021]
Termination Date: November 8, 2027

CURO GROUP HOLDINGS CORP.
3527 NORTH RIDGE ROAD
WICHITA, KS 67205

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D39127-P56499 KEEP THIS PORTION FOR YOUR RECORDS

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CURO GROUP HOLDINGS CORP.

The Board of Directors recommends you vote FOR the following:

	For All	Withhold All	For All Except
1. Election of Directors	☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

Nominees:

01) Don Gayhardt
02) David Kirchheimer
03) Mike McKnight
04) Elizabeth Webster

The Board of Directors recommends you vote FOR proposals 2, 3 and 4.

NOTE: In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual Meeting. This proxy, when properly executed, will be voted as directed herein by the undersigned stockholder.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
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D39128-P56499

CURO GROUP HOLDINGS CORP.
Annual Meeting of Stockholders
June 17, 2021 2:00 PM ET
This proxy is solicited by the Board of Directors

The undersigned hereby appoints Vin Thomas and Tashia Rivard, and each of them, with full power of substitution and power to act alone, as proxies to vote all the shares of Common Stock which the undersigned would be entitled to vote if personally present and acting at the Annual Meeting of Stockholders of CURO Group Holdings Corp., to be held on June 17, 2021 via live webcast at www.virtualshareholdermeeting.com/CURO2021, and at any adjournments or postponements thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no direction is made, this proxy will be voted FOR ALL NOMINEES in Proposal 1, FOR Proposal 2, FOR Proposal 3 and FOR Proposal 4.

Continued and to be signed on reverse side